  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                           Registration No. 333-50312
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.7 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 29 [X]

                 John Hancock Variable Life SEPARATE ACCOUNT U
                           (Exact Name of Registrant)

                 John Hancock Variable Life Insurance Company
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Variable Life Insurance Company
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2007
                                for interests in
                               Separate Account U

                       Interests are made available under


                                 eVARIABLE LIFE

 a flexible premium variable variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides fixed account options with fixed rates of return declared by JHVLICO
                     and the following investment accounts:

Health Sciences
Small Cap Growth
Small Cap Index
Mid Cap Stock
Financial Services
International Equity Index B
Overseas Equity

Mid Cap Index
Capital Appreciation
Total Stock Market Index
Blue Chip Growth
Real Estate Securities
Mid Value
500 Index B

Equity-Income
High Yield
Global Bond
Total Return
Active Bond
Short-Term Bond
Money Market B

                            * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:



   o The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   o Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.



   o Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.



   o Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.


Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS





                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................        4
The nature of the policy ..............................        4
Summary of policy benefits ............................        4
   Death benefit ......................................        4
   Surrender of the policy ............................        4
   Partial withdrawals ................................        4
   Policy loans .......................................        4
   Optional benefit riders ............................        5
   Investment options .................................        5
Summary of policy risks ...............................        5
   Lapse risk .........................................        5
   Investment risk ....................................        5
   Transfer risk ......................................        5
   Market timing risk .................................        5
   Tax risks ..........................................        6
FEE TABLES ............................................        7
DETAILED INFORMATION ..................................      11
Table of Investment Options and Investment
   Subadvisers ........................................      11
Description of JHVLICO ................................      14
Description of John Hancock Variable Life
   Account U ..........................................      15
The fixed investment option ...........................      15
Premiums ..............................................      16
   Planned premiums ...................................      16
   Maximum premium payments ...........................      16
   Ways to pay premiums ...............................      16
   Processing premium payments ........................      16
Lapse and reinstatement ...............................      17
   No lapse guarantee feature .........................      17
The death benefit .....................................      18
   Limitations on payment of death benefit ............      18
   The minimum insurance amount .......................      18
   When the insured person reaches 100 ................      18
   Requesting an increase in coverage .................      19
   Requesting a decrease in coverage ..................      19
   Change of death benefit option .....................      19
   Effective date of certain policy transactions ......      19
   Tax consequences of coverage changes ...............      19
   Your beneficiary ...................................      19
   Ways in which we pay out policy proceeds ...........      19
   Changing a payment option ..........................      20
   Tax impact of payment option chosen ................      20
The account value .....................................      20
   Commencement of investment performance .............      20
   Allocation of future premium payments ..............      21
   Transfers of existing account value ................      21
   Dollar cost averaging ..............................      22
   Asset rebalancing ..................................      22
Surrender and partial withdrawals .....................      22
   Full surrender .....................................      22
   Partial withdrawals ................................      23
Policy loans ..........................................      23
Policy loans ..........................................      23
   Repayment of policy loans ..........................      24


                                                              Page No.
                                                             ---------
   Effects of policy loans ............................      24
Description of charges at the policy level ............      24
   Deductions from premium payments ...................      24
   Deductions from account value ......................      24
   Additional information about how certain policy
      charges work ....................................      25
   Sales expenses and related charges .................      25
   Effect of premium payment pattern ..................      25
   Method of deduction ................................      25
   Reduced charges for eligible classes ...............      25
   Other charges we could impose in the future ........      26
Description of charges at the fund level ..............      26
Other policy benefits, rights and limitations .........      26
   Optional benefit riders you can add ................      26
   Variations in policy terms .........................      27
   Procedures for issuance of a policy ................      27
   Minimum initial premium ............................      28
   Commencement of insurance coverage .................      28
   Backdating .........................................      28
   Temporary coverage prior to policy delivery ........      28
   Monthly deduction dates ............................      28
   Changes that we can make as to your policy .........      28
   The owner of the policy ............................      29
   Policy cancellation right ..........................      29
   Reports that you will receive ......................      29
   Assigning your policy ..............................      29
   When we pay policy proceeds ........................      30
   General ............................................      30
   Delay to challenge coverage ........................      30
   Delay for check clearance ..........................      30
   Delay of separate account proceeds .................      30
   Delay of general account surrender proceeds ........      30
   How you communicate with us ........................      30
   General rules ......................................      30
   Telephone and facsimile transactions ...............      31
Distribution of policies ..............................      31
   Compensation .......................................      32
Tax considerations ....................................      33
   General ............................................      33
   Death benefit proceeds and other policy
      distributions ...................................      33
   Policy loans .......................................      34
   Diversification rules and ownership of the
      Account .........................................      34
   7-pay premium limit and modified endowment
      contract status .................................      35
   Corporate and H.R. 10 retirement plans .............      36
   Withholding ........................................      36
   Life insurance purchases by residents of Puerto
      Rico ............................................      36
   Life insurance purchases by non-resident aliens.....      36
Financial statements reference ........................      36
Registration statement filed with the SEC .............      36
Independent registered public accounting firm .........      36

                         SUMMARY OF BENEFITS AND RISKS


The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.


Summary of policy benefits


Death benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   o Option B - The death benefit will equal the greater of (1) the Sum Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corriror test".


Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     o the amount you invested,

     o plus or minus the investment experience of the investment options you've chosen,

     o minus all charges we deduct, and

     o minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."


Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Sum Insured below certain minimum amounts.


Policy loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value value, and may also result in adverse tax consequences.


Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders, including the Living Care Benefit Rider and the Long-Term Care Acceleration Rider. Charges for most riders will be deducted monthly from the policy's account value.


Investment options

     The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account U (the "Account" or "Separate Account"), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.


Summary of policy risks


Lapse risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.


Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.


Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Acceleration Rider and seek an advance under that rider, you will be subject to special transfer restrictions (see "Long-Term Care Acceleration Rider").


Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.


Tax risks

     Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. The tax laws are not clear on this point.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except for the asset-based risk charge and where necessary to show a rate greater than zero, all rates shown in the tables are rounded to two decimal places as required by law.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw account value, or transfer account value between investment options.


                                    Transaction Fees
               Charge                                 When Charge is Deducted
 Tax charge                               Upon payment of premium
 Maximum partial withdrawal charge        Upon making a partial withdrawal
 Maximum transfer charge                  Upon each transfer into or out of a variable
                                          investment option beyond an annual limit of
                                          not less than 12



               Charge                               Amount Deducted
 Tax charge                               3.60% of each premium paid
 Maximum partial withdrawal charge        Lesser of $20 or 2% of withdrawal
                                          amount
 Maximum transfer charge                  $25 (currently $0)(1)


(1) This charge is not currently imposed, but we reserve the right to do so in the policy.


     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the loan interest rate and the Living Care Benefit Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.


    Periodic Charges Other Than Fund Operating Expenses
                                          When Charge is
             Charge                          Deducted
 Insurance charge:(1)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured person
 Asset-based risk charge(2)          Monthly
 Maximum policy loan interest        Accrues daily Payable
 rate(3)                             annually



                                                               Amount Deducted
             Charge                        Guaranteed Rate                       Current Rate
 Insurance charge:(1)
  Minimum charge                     $0.08 per $1,000 of AAR         $0.08 per $1,000 of AAR
  Maximum charge                     $83.33 per $1,000 of AAR        $83.33 per $1,000 of AAR
  Charge for representative          $0.14 per $1,000 of AAR         $0.14 per $1,000 of AAR
  insured person
 Asset-based risk charge(2)          .075% of account value          .062% of of account value in
                                                                     policy years 1-15
                                                                     .033% of account value in policy
                                                                     years 16-30
                                                                     .016% of account value in policy
                                                                     year 31and thereafter
 Maximum policy loan interest        4.75%                           4.75%
 rate(3)


(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover a 20 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate in the twentieth policy year for a $500,000 policy issued to cover an 80 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 35 year old male preferred non-tobacco underwriting risk with a $250,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

(3) 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and 4.25% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.


                      Rider Charges
                                        When Charge is
             Charge                        Deducted
 Living Care Benefit Rider           Only if benefit is
                                     exercised
 Age 100 Maintenance of Death
 Benefit Rider:(1)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured person
 Long-Term Care Acceleration
 Rider:(2)
  Minimum charge                     Monthly
  Maximum charge                     Monthly
  Charge for representative          Monthly
  insured person



                                                                   Amount Deducted
             Charge                            Guaranteed Rate                           Current Rate
 Living Care Benefit Rider           Charge is imbedded in                    Charge is imbedded in
                                     discounting of death benefit paid        discounting of death benefit paid
                                     in advance                               in advance
 Age 100 Maintenance of Death
 Benefit Rider:(1)
  Minimum charge                     $0.0001 per $1,000 of amount at          $0.0001 per $1,000 of amount at
                                     risk                                     risk
  Maximum charge                     $2.30 per $1,000 of amount at            $2.30 per $1,000 of amount at
                                     risk                                     risk
  Charge for representative          $0.0003 per $1,000 of amount at          $0.0003 per $1,000 of amount at
  insured person                     risk                                     risk
 Long-Term Care Acceleration
 Rider:(2)
  Minimum charge                     5% of all other monthly charges          5% of all other monthly charges
  Maximum charge                     14% of all other monthly charges         14% of all other monthly charges
  Charge for representative          9% of all other monthly charges          9% of all other monthly charges
  insured person


(1) The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in that table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

(2) The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person, the extent of underwriting involved and the rider benefit level selected. The "minimum" rate shown in the table is for a fully underwritten standard underwriting risk with a 1% Monthly Acceleration Percentage. The "maximum" rate shown in that table is for a guaranteed issue standard underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a fully underwritten standard underwriting risk with a 4% Monthly Acceleration Percentage.

     The next table describes the minimum and maximumportfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.


            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.49%          1.15%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. All of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)


                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Health SciencesA ........................      1.05%             0.00%        0.09%           1.14%
 Small Cap Growth ........................      1.07%             0.00%        0.08%           1.15%
 Small Cap Index .........................      0.48%             0.00%        0.04%           0.52%
 Mid Cap Stock ...........................      0.84%             0.00%        0.04%           0.88%
 Financial Services ......................      0.82%             0.00%        0.04%           0.86%
 International Equity Index BB/D .........      0.54%             0.00%        0.04%           0.58%
 Overseas EquityC ........................      0.99%             0.00%        0.13%           1.12%
 Mid Cap Index ...........................      0.48%             0.00%        0.04%           0.52%
 Capital Appreciation ....................      0.75%             0.00%        0.03%           0.78%
 Total Stock Market Index ................      0.49%             0.00%        0.03%           0.52%
 Blue Chip GrowthA .......................      0.81%             0.00%        0.02%           0.83%
 Real Estate Securities ..................      0.70%             0.00%        0.03%           0.73%
 Mid ValueA ..............................      0.98%             0.00%        0.08%           1.06%
 500 Index BB ............................      0.46%             0.00%        0.03%           0.49%
 Equity-IncomeA ..........................      0.81%             0.00%        0.03%           0.84%
 High Yield ..............................      0.66%             0.00%        0.05%           0.71%
 Global Bond .............................      0.70%             0.00%        0.10%           0.80%
 Total Return ............................      0.70%             0.00%        0.06%           0.76%
 Active Bond .............................      0.60%             0.00%        0.04%           0.64%
 Short-Term Bond .........................      0.58%             0.00%        0.04%           0.62%
 Money Market BB .........................      0.50%             0.00%        0.01%           0.51%


A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds
II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:



Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%


This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, and Money Market B portfolios would be 0.31%, 0.22%, and 0.27%, respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, and 0.28%, respectively.

C The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

D The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B portfolio would be 0.53% and "Total Annual Expenses" would be 0.57%.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.


Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust is a so-called "series" type mutual funds and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:



 Portfolio               Portfolio Manager                     Investment Description
==================      ================================      ===============================================================
 Health Sciences        T. Rowe Price Associates, Inc.        Seeks long-term capital appreciation by investing, under
                                                              normal market conditions, at least 80% of its net assets
                                                              (plus any borrowings for investment purposes) in common
                                                              stocks of companies engaged in the research, development,
                                                              production, or distribution of products or services related to health care, medicine, or the life sciences.

 Portfolio                            Portfolio Manager
===============================      =================================
 Small Cap Growth                    Wellington Management Company,
                                     LLP
 Small Cap Index                      MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Stock                       Wellington Management Company,
                                     LLP
 Financial Services                   Davis Selected Advisers, L.P.
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 Mid Cap Index                       MFC Global Investment
                                     Management (U.S.A.) Limited
 Capital Appreciation                 Jennison Associates LLC
 Total Stock Market Index            MFC Global Investment
                                     Management (U.S.A). Limited
 Blue Chip Growth                    T. Rowe Price Associates, Inc.
 Real Estate Securities               Deutsche Investment Management
                                     Americas, Inc.
 Mid Value                           T. Rowe Price Associates, Inc.



 Portfolio                            Investment Description
===============================      ================================================================
 Small Cap Growth                    Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in small-cap
                                     companies that are believed to offer above average potential for growth in revenues and earnings.
 Small Cap Index                      Seeks to approximate the aggregate total return of a small-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the Russell 2000 Index.*
 Mid Cap Stock                       Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 Mid Cap Index                       Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.
 Capital Appreciation                 Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
 Total Stock Market Index            Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                    Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies.
 Real Estate Securities               Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Mid Value                           Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                                     believed to be undervalued by various measures and offer
                                     good prospects for capital appreciation.





 Portfolio               Portfolio Manager
==================      =================================
 500 Index B            MFC Global Investment
                        Management (U.S.A.) Limited
 Equity-Income           T. Rowe Price Associates, Inc.
 High Yield             Western Asset Management
                        Company
 Global Bond             Pacific Investment Management
                        Company, LLC
 Total Return           Pacific Investment Management
                        Company, LLC
 Active Bond             Declaration Management &
                        Research LLC and MFC Global
                        Investment Management (U.S.),
                        LLC
 Short-Term Bond        Declaration Management &
                        Research LLC
 Money Market B          MFC Global Investment
                        Management (U.S.A.) Limited



 Portfolio               Investment Description
==================      ===============================================================
 500 Index B            Seeks to approximate the aggregate total return of a broad
                        U.S. domestic equity market index by attempting to track
                        the performance of the S&P 500 Composite Stock Price
                        Index.*
 Equity-Income           Seeks to provide substantial dividend income and also long-
                        term capital appreciation by investing primarily in
                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                        dividends and capital appreciation.
 High Yield             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                        including corporate bonds and other fixed-income
                        securities.
 Global Bond             Seeks to realize maximum total return, consistent with
                        preservation of capital and prudent investment
                        management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                        may be denominated in non-U.S. currencies or in U.S.
                        dollars.
 Total Return           Seeks to realize maximum total return, consistent with
                        preservation of capital and prudent investment
                        management, by investing, under normal market
                        conditions, at least 65% of the portfolio's assets in a
                        diversified portfolio of fixed income securities of varying maturities.
 Active Bond             Seeks income and capital appreciation by investing at least
                        80% of its assets in a diversified mix of debt securities and instruments.
 Short-Term Bond        Seeks income and capital appreciation by investing at least
                        80% of its assets in a diversified mix of debt securities and instruments.
 Money Market B          Seeks maximum current income consistent with
                        preservation of principal and liquidity by investing in high quality money market instruments.


* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," is a trademark of Frank Russell Company. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion

     You bear the investment risk of any portfolio you choose as an investment option for your poilcy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for contract owners) in proportion to the instructions so received.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund 's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund , ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.


     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.


Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
   15

     AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

     AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

     Aa2 Moody's
Excellent in financial strength; 2nd category of 9

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.


Description of John Hancock Variable Life Account U

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U, a separate account operated by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of JHVLICO's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


The fixed investment option

     Our obligations under the policy's fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.


Premiums


Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement").


Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. (See "Tax Considerations"). Also, we may refuse to accept any amount of an additional premium if:

     o that amount of premium would increase our insurance risk exposure, and

   o the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.


Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     o by wire or by exchange from another insurance company,

   o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting the JHVLICO Servicing Office.


Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     o The tax problem resolves itself prior to the date the refund is to be made; or

   o The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.



Lapse and reinstatement

     Your entire policy can lapse for failure to pay charges due under the policy. If the no lapse guarantee feature is not in effect, the policy will lapse if the policy's surrender value is not sufficient to pay the charges due on a grace period testing date. We will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the no lapse guarantee feature by paying the necessary NLG Premiums described in your policy.

     If you don't pay at least the required amount by the end of the grace period, your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the no lapse guarantee feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.


No lapse guarantee feature

     This feature guarantees that your Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all No Lapse Guarantee Premiums ("NLG Premiums") due to date. If the no lapse guarantee test is not satisfied on any grace period testing date, the no lapse guarantee feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined under "Procedures for issuance of a policy".)

     The NLG Premium will never be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code.

     The no lapse guarantee feature applies only to the Sum Insured in effect when we issue the policy. It will not be in effect if you increase the Sum Insured (see "The Death Benefit" below). The amount of the Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Optional benefit riders you can add"). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of NLG Premiums have been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the preceding section, "Lapse and Reinstatement".


The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   o Option A - The death benefit will equal the greater of (1) the Sum Insured or (2) the minimum insurance amount (as described below).

   o Option B - The death benefit will equal the greater of (1) the Sum Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test."

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.


Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.


The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.


When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     We describe an optional Age 100 Maintenance of Death Benefit Rider that provides for continuation of the Sum Insured after the insured person reaches 100, see "When the insured person reaches 100".

Requesting an increase in coverage

     You may request an increase in the Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage.


Requesting a decrease in coverage

     The Sum Insured generally cannot be decreased after policy issue.


Change of death benefit option

     If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

     If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

     Please read "The minimum insurance amount" for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."


Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     o Sum Insured increases.

     o Change of death benefit Option from A to B.

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

     Sum Insured decreases, if allowed, take effect on the monthly deduction date on or next following the date we approve your request.


Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.


Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person`s death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.


Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     o Option 1 - Proceeds left with us to accumulate with interest

     o Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     o Option 2B - Equal monthly payments for a specified period of time

     o Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     o Option 4 - Equal monthly payments for life with no refund

     o Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.


Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.


Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.


The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments.")

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.


Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.


Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

     If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program or the asset rebalancing program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of a fixed investment option are currently subject to the following restrictions:

     o You can only make such a transfer once in each policy year.

   o Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   o The most you can transfer at any one time is the greater of (i) $500,
    (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.


Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.


Asset rebalancing

     This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-732-5543.


Surrender and partial withdrawals


Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy debt. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy's Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Sum Insured (see "The Death Benefit"). If that happens, we will automatically reduce your Sum Insured. The calculation of that reduction is explained in the policy. If the reduction in Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.


Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     o We first determine the surrender value of your policy.

     o We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

   o We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     o We then subtract the third item above from the result of the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.


Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The minimum amount of each loan is $300, unless the loan is used to pay premiums. The maximum amount you can borrow is equal to 100% of that portion of your surrender value that is attributable to the fixed investment option plus one of the following:

   o In policy years 2 and 3 - 75% of that portion of your surrender value that is attributable to the variable investment options

   o In all later policy years - 90% of that portion of your surrender value that is attributable to the variable investment options

     Interest charged on any loan will accrue daily at an annual rate determined by John Hancock at the start of each policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, we will charge interest at an effective annual rate of 6%. The "Published Monthly Average" means Moody`s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the policy is issued. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

     The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and ..5% less than the loan interest rate thereafter. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.


Repayment of policy loans

     You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

   o The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   o The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.


Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above the Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations").


Description of charges at the policy level


Deductions from premium payments

   o Tax charge - A charge to cover state premium taxes we currently expect to pay, on average, and the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.


Deductions from account value

   o Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Sum Insured on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $500,000 to $999,999, and the highest band is for policies between $250,000 to $499,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit").

   o Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

   o Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are .062% for policy years 1-15, .033% for policy years 16-30, and .016% for policy year 31 and each policy year thereafter. These percentages equate to effective annual rates of .75% for policy years 1-15, .40% for policy years 15-30, and .20% for policy years 31 and thereafter. The reductions after policy year 15 have not occurred yet under any policy, since no policy has been outstanding for 15 years. We guarantee that this charge will never exceed .075% of that portion of your account value allocated to variable investment options. This percentage equates to an effective annual rate of .90%. This charge does not apply to the fixed investment option.

   o Optional benefits charge - Monthly charges for optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add."

   o Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.


Additional information about how certain policy charges work


Sales expenses and related charges

     The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. Sales expenses may be recovered from a variety of sources, including gains from the charge for mortality and expense risks and other gains with respect to the policy, or from our general assets.


Effect of premium payment pattern

     You may structure the timing and amount of premium payments. Delaying the payment of premiums to later policy years could increase the risk that the no lapse guarantee feature will not in be effect and the account value will be insufficient to pay policy charges as they come due. As a result, the policy may lapse and eventually terminate. Conversely, accelerating the payment of premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations".)


Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described above from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.


Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and any association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.


Other charges we could impose in the future

     Except for the tax charge, we currently make no charge for our federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.


     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.


Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.


Other policy benefits, rights and limitations


Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations".) We may add to, delete from, or modify the following list of additional benefit riders:

   o Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

   o Age 100 Maintenance of Death Benefit Rider - Provides for the continuation of the Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than zero. The monthly charge for this rider currently begins in the 6th policy year.

   o Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described under "The minimum insurance amount" is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

    Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person`s lifetime of the insured person's eligibility for rider benefits.

    We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

    We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

    If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described under "Transfers of existing account value" will continue to apply.) Benefits under this rider do not reduce the No Lapse Guarantee Premium payment requirements described under "No lapse quarantee feature" that may be necessary for the no lapse guarantee feature to remain in effect after a termination of rider benefits.

     If you purchase this rider:

    o you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

    o you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.


Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.


Procedures for issuance of a policy

     Generally, the policy is available with a minimum Sum Insured at issue of $250,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Sum Insured at issue, and the policy options you have selected.


Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     o The policy is delivered to and received by the applicant.

     o The Minimum Initial Premium is received by us.

     o The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.


Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.


Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.


Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.


The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     o Determine when and how much you invest in the various investment options

     o Borrow or withdraw amounts you have in the investment options

     o Change the beneficiary who will receive the death benefit

     o Change the amount of insurance

     o Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     o Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.


Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     o JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     o if applicable, the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.


Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.


Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds


General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.


Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.


Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.


Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.


How you communicate with us


General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

     Information can be obtained through our Servicing Office on how to initiate other transactions under your policy, including the following:

     o loans, surrenders or partial withdrawals

     o transfers of account value among investment options

     o change of allocation among investment options for new premium payments

     o change of death benefit option

     o increase or decrease in Sum Insured

     o change of beneficiary

     o election of payment option for policy proceeds

     o tax withholding elections

     o election of telephone transaction privilege

     o death benefit claims

     Such information may also be obtained through our website, which is currently "www.jhancock.com." It is important to follow the instructions provided when initiating a transaction under your policy. Certain requests must be made in writing and be signed and dated by you. Electronic requests for transactions that require a signatrure will not be processed under our current rules.

     Whether it is in writing or electronic, we don`t consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.


Telephone and facsimile transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 617-572-1571. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.


Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.


Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing." These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 10% of a certain portion of the premium paid in the first policy year. The maximum commission on any premium paid in excess of such portion in the first policy year is 2%. In addition, the maximum "trail" commission payable at the end of each policy year is equal to 0.35% of the account value for the policy years 1-30.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.


General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.


Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code. In addition, if you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

     Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, as described in "Optional supplementary benefit riders you can add", you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued.

In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds` prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   o First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   o Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   o Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     o is made on or after the date on which the policy owner attains age
591/2;

     o is attributable to the policy owner becoming disabled; or

    o is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point duirng the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.



Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.


Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.


Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


Financial statements reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.


Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.


Independent registered public accounting firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


              JHVLICO SERVICING OFFICE
       Express Delivery              Mail Delivery
       Life Operations               P.O. Box 111
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-732-5543               617-572-1571

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.












1940 Act File No. 811-3068 1933 Act File No. 333-50312

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
          John Hancock Variable Life Separate Account U ("Registrant")

                      Interests are made available under


                                 eVARIABLE LIFE

     a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                          ("JHVLICO" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Life Operations, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-732-5543.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           3
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2006, John Hancock's assets were approximately $97 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account U of John Hancock Variable Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.


Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until May 1, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 and 2004 was $92,499,000 and $92,336,000, respectively. Neither Signator nor JHD retained any of these amounts during such periods.

     The compensation paid to sales representatives may vary depending on the selling agreements, but commissions for sale of the policies (not including riders) are not expected to exceed 10% of a certain portion of the premium paid in the first policy year. The maximum commission on any premium paid in excess of such portion in the first policy year is 2%. In addition, the maximum "trail" commission payable at the end of each policy year is equal to 0.35% of the account value for the policy years 1-30.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.


Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2006 and 2005 and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company)
  and January 1, 2004 through April 28, 2004 (Predecessor Company)......... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and 2005, the periods April 29, 2004 through December 31, 2004 (Company) and
  January 1, 2004 through April 28, 2004 (Predecessor Company)............. F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and 2005, the periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................. F-7

Notes to Consolidated Financial Statements................................. F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the period April 29, 2004 through December 31, 2004 and for the predecessor company for the period January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 and 2005 and the period April 29, 2004 through
December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the accompanying financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

As discussed in Note 2 to the accompanying financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                                      Restated
                                                              (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 -
     $4,641.6; 2005 - $ 4,258.7)......................... $ 4,608.6  $ 4,231.5
Equity securities:
   Available-for-sale - at fair value (cost: 2006 -
     $145.2; 2005 - $ 36.1)..............................     158.1       36.2
Mortgage loans on real estate............................   1,056.2    1,137.5
Real estate..............................................     261.7      165.5
Policy loans.............................................     441.6      415.9
Other invested assets....................................     165.4      290.3
                                                          ---------  ---------
   Total Investments.....................................   6,691.6    6,276.9

Cash and cash equivalents................................     236.7      206.6
Accrued investment income................................      67.2       70.9
Goodwill.................................................     410.8      410.8
Value of business acquired...............................   1,299.0    1,323.2
Intangible assets........................................     213.8      216.5
Deferred policy acquisition costs........................     472.3      339.7
Reinsurance recoverable..................................     397.5      326.7
Other assets.............................................      11.8      182.6
Separate account assets..................................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Assets.......................................... $17,725.6  $16,850.8
                                                          =========  =========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $ 6,715.9  $ 6,346.7
Policyholders' funds.....................................      39.7        3.6
Unearned revenue.........................................     163.6      104.3
Unpaid claims and claim expense reserves.................      48.7       63.9
Dividends payable to policyholders.......................       1.3        0.9
Deferred income tax liability............................     463.4      414.6
Other liabilities........................................     234.4      336.3
Separate account liabilities.............................   7,924.9    7,496.9
                                                          ---------  ---------
   Total Liabilities.....................................  15,591.9   14,767.2

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized
  and outstanding........................................       2.5        2.5
Additional paid in capital...............................   2,017.1    2,017.1
Retained earnings........................................     119.2       76.8
Accumulated other comprehensive (loss) income............      (5.1)     (12.8)
                                                          ---------  ---------
   Total Shareholder's Equity............................   2,133.7    2,083.6
                                                          ---------  ---------
   Total Liabilities and Shareholder's Equity............ $17,725.6  $16,850.8
                                                          =========  =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Revenues
   Premiums.................................................    $ 84.0       $ 80.8        $ 47.7           $ 24.0
   Universal life and investment-type product charges.......     292.8        275.4         172.6             82.1
   Net investment income....................................     358.2        343.3         203.9            112.9
   Net realized investment and other (losses) gains.........      (6.2)        11.0         (24.3)            (3.4)
   Investment management revenues, commissions and other
     fees...................................................     144.2        120.1          76.0             50.2
   Other revenue............................................        --          0.3            --              0.1
                                                                ------       ------        ------           ------
       Total revenues.......................................     873.0        830.9         475.9            265.9

Benefits and expenses
   Benefits to policyholders................................     437.9        419.7         225.6            131.0
   Other operating costs and expenses.......................     147.2        118.6          77.0             34.1
   Amortization of deferred policy acquisition costs and
     value of business acquired.............................      62.2         43.8          12.9             30.8
   Dividends to policyholders...............................      20.4         19.7          12.8              6.2
                                                                ------       ------        ------           ------
       Total benefits and expenses..........................     667.7        601.8         328.3            202.1
                                                                ------       ------        ------           ------
Income before income taxes and cumulative effect of
  accounting changes........................................     205.3        229.1         147.6             63.8
Income taxes................................................      67.9         74.3          50.6             20.8
                                                                ------       ------        ------           ------
Income before cumulative effect of accounting changes.......     137.4        154.8          97.0             43.0

Cumulative effect of accounting changes, net of tax.........        --           --            --             (3.0)
                                                                ------       ------        ------           ------
Net income..................................................    $137.4       $154.8        $ 97.0           $ 40.0
                                                                ======       ======        ======           ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                   Accumulated
                                                                                      Other         Total
                                                  Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                  Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                  ------ --------------- -------- ------------- ------------- -----------
                                                         (in millions, except for shares outstanding)         (thousands)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported....................................... $ 2.5     $  572.4     $ 600.3     $ 77.6       $ 1,252.8       50.0
       Restatements..............................                           73.6                       73.6
                                                  -----     --------     -------     ------       ---------      -----
Balance at January 1, 2004 - Restated............ $ 2.5     $  572.4     $ 673.9     $ 77.6       $ 1,326.4       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           40.0                       40.0
       Other comprehensive income, net of
         tax:....................................
          Net unrealized gains ..................                                      11.2            11.2
                                                                                                  ---------
   Comprehensive income - Restated ..............                                                      51.2
                                                  -----     --------     -------     ------       ---------      -----
Balance at April 28, 2004 - Restated............. $ 2.5     $  572.4     $ 713.9     $ 88.8       $ 1,377.6       50.0
                                                  =====     ========     =======     ======       =========      =====
Acquisition by Manulife Financial
  Corporation Sale of shareholder's equity -
  Restated....................................... $(2.5)    $ (572.4)    $(713.9)    $(88.8)      $(1,377.6)     (50.0)
   Manulife Financial Corporation purchase
     price - Restated............................   2.5      1,977.4          --         --         1,979.9       50.0
                                                  -----     --------     -------     ------       ---------      -----
Company
Balance at April 29, 2004 - Restated............. $ 2.5     $1,977.4          --         --       $ 1,979.9       50.0
                                                  =====     ========     =======     ======       =========      =====
   Comprehensive income:
       Net income - Restated.....................                           97.0                       97.0
       Other comprehensive income, net of
         tax:
          Net unrealized gains...................                                      33.4            33.4
                                                                                                  ---------
   Comprehensive income..........................                                                     130.4
                                                  -----     --------     -------     ------       ---------      -----
Balance at December 31, 2004 - Restated.......... $ 2.5     $1,977.4     $  97.0     $ 33.4       $ 2,110.3       50.0
                                                  =====     ========     =======     ======       =========      =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                    AND COMPREHENSIVE INCOME - (CONTINUED)

                                                                                 Accumulated
                                                                                    Other         Total
                                                Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                ------ --------------- -------- ------------- ------------- -----------
                                                       (in millions, except for shares outstanding)         (thousands)
Company
Balance at January 1, 2005 - Restated..........  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0

Manulife Financial Corporation purchase
  price reallocation...........................               39.7                                  39.7

   Comprehensive income:
       Net income - Restated...................                          154.8                     154.8
       Other comprehensive income, net
         of tax:
          Net unrealized losses................                                     (45.5)         (45.5)
          Net accumulated losses on
            cash flow hedges...................                                      (0.7)          (0.7)
                                                                                                --------
   Comprehensive income........................                                                    108.6

Dividends paid to Parent.......................                         (175.0)                   (175.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated........  $2.5     $2,017.1     $  76.8     $(12.8)      $2,083.6       50.0
                                                 ====     ========     =======     ======       ========       ====
   Comprehensive income:
       Net income..............................                          137.4                     137.4
       Other comprehensive income, net
         of tax:
          Net unrealized gains.................                                       7.2            7.2
          Net accumulated gains on cash
            flow hedges........................                                       0.5            0.5
                                                                                                --------
   Comprehensive income........................                                                    145.1

Dividends paid to Parent.......................                          (95.0)                    (95.0)
                                                 ----     --------     -------     ------       --------       ----
Balance at December 31, 2006...................  $2.5     $2,017.1     $ 119.2     $ (5.1)      $2,133.7       50.0
                                                 ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Company                  Predecessor Company
                                                                  ---------------------------------------  -------------------
                                                                                             Period from
                                                                                            April 29, 2004     Period from
                                                                   Year ended   Year ended     through       January 1, 2004
                                                                  December 31, December 31,  December 31,        through
                                                                      2006         2005          2004        April 28, 2004
                                                                  ------------ ------------ -------------- -------------------
                                                                                 Restated      Restated         Restated
                                                                                            (in millions)
Cash flows from operating activities:
   Net income....................................................  $   137.4    $   154.8      $  97.0           $  40.0
       Adjustments to reconcile net income to net cash
         provided by operating activities:
       Amortization of premium (discount) - fixed maturities.....       37.8         52.5         45.5              (4.6)
       Net realized investment and other losses (gains)..........        6.2        (11.0)        24.3               3.4
       Change in accounting principle............................         --           --           --               3.0
       Amortization of deferred acquisition costs................       36.9         (9.1)         3.6              30.5
       Amortization of value of business acquired................       25.3         52.9          9.3               0.3
       Capitalized deferred acquisition costs....................     (167.6)      (222.4)      (110.5)            (42.5)
       Depreciation and amortization.............................        5.9          2.5          2.8               0.5
       Decrease (increase) in accrued investment income..........        3.7         (5.3)        18.9             (13.5)
       Decrease (increase) other assets and other
         liabilities, net........................................       68.4         (4.6)        43.7             (44.0)
       Increase in policy liabilities and accruals, net..........      141.7        216.4        117.7               2.1
       Increase in deferred income tax liability.................       44.7        102.4         23.5               8.1
                                                                   ---------    ---------      -------           -------
       Net cash provided (used) by operating activities..........      340.4        329.1        275.8             (16.7)

Cash flows used in investing activities:
   Sales of:
       Fixed maturities available-for-sale.......................      865.0        589.8        208.5              88.8
       Equity securities available-for-sale......................        6.0        200.2         26.2              14.9
       Real estate...............................................        0.1          1.1           --               2.1
       Other invested assets.....................................      224.0        118.5         31.4               7.0
   Maturities, prepayments and scheduled redemptions of:
       Fixed maturities held-to-maturity.........................         --           --           --               0.5
       Fixed maturities available-for-sale.......................       97.6        163.8        175.0             105.6
       Mortgage loans on real estate.............................      169.2        185.5         53.6              26.2
   Purchases of:
       Fixed maturities available-for-sale.......................   (1,409.5)    (1,047.0)      (667.1)           (256.0)
       Equity securities available-for-sale......................     (110.5)      (141.3)       (14.2)            (17.9)
       Real estate...............................................      (99.7)      (151.6)          --              (0.1)
       Other invested assets.....................................      (83.1)       (29.2)       (23.9)           (199.6)
   Mortgage loans on real estate issued..........................      (94.2)      (272.5)      (161.3)            (60.0)
   Other, net....................................................      (18.6)       (47.7)         6.9             (75.2)
                                                                   ---------    ---------      -------           -------
       Net cash used in investing activities.....................  $  (453.7)   $  (430.4)     $(364.9)          $(363.7)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                             Company                  Predecessor Company
                                                             ---------------------------------------  -------------------
                                                                                        Period from
                                                                                       April 29, 2004     Period from
                                                              Year ended   Year ended     through       January 1, 2004
                                                             December 31, December 31,  December 31,        through
                                                                 2006         2005          2004        April 28, 2004
                                                             ------------ ------------ -------------- -------------------
                                                                            Restated      Restated         Restated
                                                                                       (in millions)
Cash flows from financing activities:
   Dividends paid to Parent.................................   $ (95.0)     $(175.0)           --                --
   Universal life and investment-type contract deposits.....     769.4        827.0         943.4             457.9
   Universal life and investment-type contract maturities
     and withdrawals........................................    (777.7)      (715.0)       (549.9)           (241.2)
   Net transfers to separate accounts from policyholders....     246.7        270.5        (140.1)             22.0
   Issuance of short-term debt..............................        --           --            --              88.0
   Repayment of short-term debt.............................        --           --         (80.0)             (8.0)
                                                               -------      -------       -------           -------
   Net cash provided by financing activities................     143.4        207.5         173.4             318.7
                                                               -------      -------       -------           -------
   Net increase (decrease) in cash and cash equivalents.....      30.1        106.2          84.3             (61.7)
Cash and cash equivalents at beginning of period............     206.6        100.4          16.1              77.8
                                                               -------      -------       -------           -------
Cash and cash equivalents at end of period..................   $ 236.7      $ 206.6       $ 100.4           $  16.1
                                                               =======      =======       =======           =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Change of Control

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand. The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of the JHFS' shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models; and

    .  Other refinement of fair values

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition and has been updated for the finalization of the purchase equation in the second quarter of 2005 (in millions):

                                                   Fair Value  Final Purchase
   As of April 28, 2004                As Reported Adjustments    Equation
   --------------------                ----------- ----------- --------------
   Assets
   Total investments..................  $ 5,572.4    $(20.1)     $ 5,552.3
   Goodwill...........................      410.8        --          410.8
   Value of business acquired.........    1,289.4      86.9        1,376.3
   Intangible assets..................      219.1        --          219.1
   Cash and cash equivalents..........       16.1        --           16.1
   Reinsurance recoverable, net.......      197.5        --          197.5
   Other assets acquired..............      290.6        --          290.6
   Separate account assets............    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total assets acquired..............  $14,834.7    $ 66.8      $14,901.5
                                        =========    ======      =========
   Liabilities:
   Policy liabilities.................  $ 5,335.3    $   --      $ 5,335.3
   Deferred tax liability - Restated..      303.2        --          303.2
   Other liabilities - Restated.......      377.5      27.1          404.6
   Separate accounts..................    6,838.8        --        6,838.8
                                        ---------    ------      ---------
   Total liabilities assumed -
     Restated.........................  $12,854.8    $ 27.1      $12,881.9
                                        =========    ======      =========
   Net assets acquired - Restated.....  $ 1,979.9    $ 39.7      $ 2,019.6
                                        =========    ======      =========

Goodwill of $410.8 million has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets. Of the $410.8 million in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 12-Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $219.1 million resulting from the acquisition consist of the John Hancock brand name and distribution network. Refer to Note 12 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Summary of Significant Accounting Policies

Business

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements as of December 31, 2006 and 2005 and for the years ended December 31, 2006 and 2005 and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2005 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were three items requiring restatement as described below.

The Company has certain investments in its overall investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in the asset/liability matching models and were more appropriately held in the surplus segment. The Company moved the investments from the business segments into the surplus segment replacing them with investments with characteristics more suited to the business requirements. During the realignment process, these assets were transferred in error from the Company to its parent company, John Hancock. The financial statements have been restated to reflect the after-tax increase in net investment income of $13.5 million and $5.5 million for the year ended December 31, 2005 and the period from April 29, 2004 through December 31, 2004, respectively.

In 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In 2006, the accounting treatment of this agreement was reviewed. The Company had been applying deposit method accounting to the agreement incorrectly. The financial statements have been restated to remove the deposit liability previously recorded for this reinsurance agreement. This adjustment decreased net income by $1.2 million, $1.8 million and $1.7 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Total shareholder's equity was increased by $73.6 million as of January 1, 2004.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2005 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               Prior to
                                             Restatement* Adjustments Restated
                                             ------------ ----------- ---------
                                                      ($ in millions)
December 31, 2005
Accrued investment income...................  $    39.1     $ 31.8    $    70.9
Total assets................................   16,819.0       31.8     16,850.8
Deferred income tax liability...............      392.8       21.8        414.6
Other liabilities...........................      414.2      (77.9)       336.3
Total liabilities...........................   14,823.3      (56.1)    14,767.2
Additional paid in capital..................    1,945.2       71.9      2,017.1
Retained earnings...........................       60.8       16.0         76.8
Total shareholder's equity..................    1,995.7       87.9      2,083.6
Total liabilities and shareholder's equity..   16,819.0       31.8     16,850.8
                                              ---------     ------    ---------
December 31, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Retained earnings...........................       93.3        3.7         97.0
Total shareholder's equity..................    2,034.7       75.6      2,110.3
                                              ---------     ------    ---------
April 29, 2004
Additional paid in capital..................    1,905.5       71.9      1,977.4
Total shareholder's equity..................    1,908.0       71.9      1,979.9
                                              ---------     ------    ---------
April 28, 2004
Retained earnings...........................      642.0       71.9        713.9
Total shareholder's equity..................    1,305.7       71.9      1,377.6
                                              ---------     ------    ---------
January 1, 2004
Retained earnings...........................      600.3       73.6        673.9
Total shareholder's equity..................    1,252.8       73.6      1,326.4
                                              ---------     ------    ---------
For the year ended December 31, 2005
Net investment income.......................      320.8       22.5        343.3
Total revenue...............................      808.4       22.5        830.9
Benefits to policyholders...................      415.6        4.1        419.7
Other operating costs and expenses..........      120.8       (2.2)       118.6
Total benefits and expenses.................      599.9        1.9        601.8
Income before income taxes..................      208.5       20.6        229.1
Income taxes................................       66.0        8.3         74.3
Net income..................................      142.5       12.3        154.8
                                              ---------     ------    ---------
For the period from April 29, 2004 through
  December 31, 2004
Net investment income.......................      194.6        9.3        203.9
Total revenue...............................      466.6        9.3        475.9
Benefits to policyholders...................      220.1        5.5        225.6
Other operating costs and expenses..........       79.7       (2.7)        77.0
Total benefits and expenses.................      325.5        2.8        328.3
Income before income taxes..................      141.1        6.5        147.6
Income taxes................................       47.8        2.8         50.6
Net income..................................       93.3        3.7         97.0
                                              ---------     ------    ---------
For the period from January 1, 2004 through
  April 28, 2004
Benefits to policyholders...................      126.4        4.6        131.0
Other operating costs and expenses..........       36.1       (2.0)        34.1
Total benefits and expenses.................      199.5        2.6        202.1
Income before income taxes..................       66.4       (2.6)        63.8
Income taxes................................       21.7       (0.9)        20.8
Net income..................................       41.7       (1.7)        40.0
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restatements - (continued)

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. The cash flows were also restated for net transfers to separate accounts from policyholders. Previously, these cash flows were reflected in operating cash flows instead of the financing activities in the Consolidated Statements of Cash Flows. Universal life and investment-type contract deposits were increased by $827.0 million, $943.4 million and $457.9 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Universal life and investment-type contract maturities and withdrawals were increased by $715.0 million, $549.9 million and $241.2 million for the year ended
December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. Net transfers to separate accounts from policyholders were $270.5 million, ($140.1) million and $22.0 million for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004, respectively. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

Investments

The Company classifies its debt and equity investment securities into one category available-for-sale, and records these investments at fair value. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $36.9 million and $(9.1) million for the years ended December 31, 2006 and 2005 and was $3.6 million and $30.5 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 7 - Reinsurance below for additional disclosures regarding reinsurance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 - Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 12 - Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 2.0% to 6.4% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.0% to 8.5% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% and 2.5% of the Company's life insurance in-force at December 31, 2006 and 2005, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 6 - Income Taxes for additional disclosures on this topic

Cumulative Effect of Accounting Change

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholder's equity of $3.0 million (net of tax of $1.6 million). The Company recorded a decrease in net income of $3.0 million (net of tax benefit of $1.6 million) which is presented as the cumulative effect of an accounting change. The Company also reclassified $45.7 million in separate account assets and liabilities to the corresponding general account balance sheet accounts. See Recent Accounting Pronouncements below for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. The standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108")

The SEC staff published SAB 108 on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must recorded the effect as a cumulative effect adjustment to beginning-of-year retained earnings.

SAB 108 was effective for the Company's financial statements as of December 31, 2006. Adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2")

The FASB staff released FSP 13-2 in September 2006. FSP 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers.

FSP 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as a beginning of year adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement
No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No. 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferabiltiy.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operation. The restatement of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004 were prepared in accordance with SFAS No. 154.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Statement of Position 03-1- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. Refer to Note 13- Certain Separate Accounts for additional disclosures required by SOP 03-1. Refer to Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

Note 3 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's consolidated balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's consolidated statements of income. John Hancock charged the Company service fees of $149.0 million and $181.2 million for the years ended December 31, 2006 and 2005. John Hancock charged the Company a service fee of $105.5 million for the period from April 29, 2004 through December 31, 2004 and $50.6 million for the period from January 1, 2004 through April 28, 2004. As of December 31, 2006 and 2005, respectively, the Company owed John Hancock $145.4 million and $65.0 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $8.7 million and $7.7 million for the years ended December 31, 2006 and 2005. In connection with this agreement, John Hancock transferred to the Company $7.1 million for the period from April 29, 2004 through December 31, 2004 and $5.0 million for the period from January 1, 2004 through April 28, 2004. This agreement increased the Company's income before income taxes by $9.2 million and $4.2 million for the years ended December 31, 2006 and 2005. This agreement increased the Company's income before income taxes by $6.8 million in the period from April 29, 2004 through December 31, 2004 and decreased the income before income taxes by $1.2 million in the period from January 1, 2004 through April 28, 2004.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million (restated) for the year ended December 31, 2005. This agreement decreased the Company's income before income taxes by $2.8 million (restated) for the period from April 29, 2004 through December 31, 2004 and by $2.6 million (restated) for the period from January 1, 2004 through April 28, 2004.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point ($205 million for year 2006) for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. John Hancock received $0.5 million from the Company for the period from April 29, 2004 through December 31, 2004 and $0.3 million for the period from January 1, 2004 through April 28, 2004. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.5 million for the period from April 29, 2004 through December 31, 2004 and by $0.3 million for the period from January 1, 2004 through April 28, 2004. The Company and John Hancock have mutually agreed to terminate this reinsurance agreement effective January 1, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the Company had a $250.0 million line of credit with JHFS. At December 31, 2006 and 2005, the Company had no outstanding borrowings under this agreement.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $6.8 million,$17.3 million and $11.4 million in 2006, 2005 and 2004, respectively.

During the fourth quarter of 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.2 million and $9.2 million for the years ended December 31, 2006 and 2005, respectively. The reinsurance recoverable was $37.7 million and $35.3 million at December 31, 2006 and 2005, respectively. The reinsurance premiums and reinsurance recoverables are included in the Company's consolidated balance sheets and consolidated statements of income.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The Company had $252.7 million and $150.8 million invested in this pool at December 31, 2006 and 2005, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

The Company made dividend payments in the amount of $95.0 million and $175.0 million to John Hancock in 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year ended   Year ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Net Investment Income
   Fixed maturities - Restated.........................    $265.3       $248.0       $147.4      $ 85.0
   Equity securities...................................       4.6          1.5          0.5         0.3
   Mortgage loans on real estate.......................      60.1         54.9         34.7        19.8
   Real estate.........................................      10.5          4.5          2.7         0.3
   Policy loans........................................      20.0         21.3         13.5         6.0
   Short-term investments..............................       8.5          4.4          0.8         0.2
   Other...............................................       4.5         17.6          9.9         3.2
                                                           ------       ------       ------      ------
   Gross investment income - Restated..................     373.5        352.2        209.5       114.8
       Less investment expenses........................      15.3          8.9          5.6         1.9
                                                           ------       ------       ------      ------
Net investment income - Restated.......................    $358.2       $343.3       $203.9      $112.9
                                                           ======       ======       ======      ======
Net realized investment and other gains (losses)
   Fixed maturities....................................    $  1.3       $ (1.5)      $  2.0      $  4.5
   Equity securities...................................       0.8          1.9          1.6         0.8
   Mortgage loans on real estate and real estate to be
     disposed of.......................................       4.0          0.8         (3.3)       (0.7)
   Derivatives and other invested assets...............     (12.3)         9.8        (24.6)       (8.0)
                                                           ------       ------       ------      ------
Net realized investment and other gains (losses).......    $ (6.2)      $ 11.0       $(24.3)     $ (3.4)
                                                           ======       ======       ======      ======

Gross gains were realized on the sale of available-for-sale securities of $20.4 million and $16.3 million for the years ended December 31, 2006 and 2005, $9.4 million from April 29, 2004 through December 31, 2004, and $10.1 million from January 1, 2004 through April 28, 2004. Gross losses were realized on the sale of available-for-sale securities of $14.7 million and $9.2 million for the years ended December 31, 2006 and 2005, $2.0 million from April 29, 2004 through December 31, 2004, and $0.3 million from January 1, 2004 through
April 28, 2004. In addition, other-than-temporary impairments on available for sale securities of $9.1 million and $6.0 million for the years ended
December 31, 2006 and 2005, $4.9 million from April 29. 2004 through
December 31, 2004 and $2.5 million from January 1, 2004 through April 28, 2004 were recognized in the consolidated statements of income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in available-for-sale and held-to-maturity securities are summarized below for the years indicated:

                                                                      December 31, 2006
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities..................................    $3,735.6      $20.3      $(46.6)   $3,709.3
Asset-backed and mortgage-backed securities...........       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions......         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S.
  government orporations and agencies ................        37.2        0.1          --        37.3
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,641.6       25.1       (58.1)    4,608.6
   Equity securities..................................       145.2       13.2        (0.3)      158.1
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,786.8      $38.3      $(58.4)   $4,766.7
                                                          ========      =====      ======    ========

                                                                      December 31, 2005
                                                       -----------------------------------------------
                                                                        Gross      Gross
                                                                      Unrealized Unrealized
                                                       Amortized Cost   Gains      Losses   Fair Value
                                                       -------------- ---------- ---------- ----------
                                                                        (in millions)
Available-for-Sale:
Corporate securities - Restated.......................    $3,315.5      $27.3      $(43.0)   $3,299.8
Asset-backed and mortgage-backed securities -
  Restated............................................       903.5        5.0       (16.0)      892.5
Obligations of states and political subdivisions......         9.5         --        (0.3)        9.2
Debt securities issued by foreign governments.........         0.2         --          --         0.2
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies .                      30.0        0.2        (0.4)       29.8
                                                          --------      -----      ------    --------
   Fixed maturities available-for-sale total..........     4,258.7       32.5       (59.7)    4,231.5
   Equity securities..................................        36.1        0.5        (0.4)       36.2
                                                          --------      -----      ------    --------
       Total fixed maturities and equity
         securities available-for-sale ...............    $4,294.8      $33.0      $(60.1)   $4,267.7
                                                          ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
-------------------                                   -------------- ----------
Due in one year or less..............................    $  156.4     $  156.1
Due after one year through five years................     1,490.5      1,482.5
Due after five years through ten years...............     1,170.9      1,158.2
Due after ten years..................................       957.3        952.1
                                                         --------     --------
                                                          3,775.1      3,748.9
Mortgage-backed securities...........................       866.5        859.7
                                                         --------     --------
Total................................................    $4,641.6     $4,608.6
                                                         ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

On December 31, 2005 the Company had $116.3 million of securities at fair value on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. At December 31, 2006, the Company no longer participates in a security lending program for the purpose of enhancing income on securities held.

Depreciation expense on investment real estate was $3.3 million, $0.7 million, and $1.0 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $5.9 million and $2.6 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                                      As of December 31, 2006
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..     $ 11.3        $   --    $    3.0     $   --       $   14.3       $   --
Federal agency mortgage backed securities.       99.3          (0.9)      467.9      (10.6)         567.2        (11.5)
Corporate bonds...........................      760.7         (11.3)    1,563.9      (35.3)       2,324.6        (46.6)
                                               ------        ------    --------     ------       --------       ------
   Total, debt securities.................      871.3         (12.2)    2,034.8      (45.9)       2,906.1        (58.1)
Common stocks.............................        3.6            --         1.3       (0.3)           4.9         (0.3)
                                               ------        ------    --------     ------       --------       ------
   Total..................................     $874.9        $(12.2)   $2,036.1     $(46.2)      $2,911.0       $(58.4)
                                               ======        ======    ========     ======       ========       ======


                                                                      As of December 31, 2005
                                              Less than 12 months       12 months or more               Total
                                           -------------------------- ----------------------- --------------------------
                                                                       Carrying                  Carrying
                                                                       Value of                  Value of
                                           Carrying Value             Securities              Securities with
                                            of Securities             with Gross                   Gross
                                             with Gross    Unrealized Unrealized  Unrealized    Unrealized    Unrealized
Description of securities:                 Unrealized Loss   Losses      Loss       Losses         Loss         Losses
------------------------------------------------------------------------------------------------------------------------
US Treasury obligations and direct
  obligations of U.S.government agencies..    $   18.4       $ (0.5)    $ 13.7      $ (0.2)      $   32.1       $ (0.7)
Federal agency mortgage backed securities.       524.8        (10.9)     122.0        (4.2)         646.8        (15.1)
Corporate bonds...........................     1,858.9        (37.2)     349.8        (6.7)       2,208.7        (43.9)
                                              --------       ------     ------      ------       --------       ------
   Total, debt securities.................     2,402.1        (48.6)     485.5       (11.1)       2,887.6        (59.7)
Common stocks.............................         1.4         (0.4)        --          --            1.4         (0.4)
                                              --------       ------     ------      ------       --------       ------
Total.....................................    $2,403.5       $(49.0)    $485.5      $(11.1)      $2,889.0       $(60.1)
                                              ========       ======     ======      ======       ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $62.5 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the Allowance for Probable Losses on Mortgage Loans on Real Estate are summarized below:

                                     Balance at                      Balance at
                                     Beginning                         End of
                                     of Period  Additions Deductions   Period
                                     ---------- --------- ---------- ----------
                                                   (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate....    $4.0      $1.4       $2.6       $2.8
                                        ----      ----       ----       ----
Total                                   $4.0      $1.4       $2.6       $2.8
                                        ====      ====       ====       ====
Year ended December 31, 2005
   Mortgage loans on real estate....    $3.3      $2.8       $2.1       $4.0
                                        ----      ----       ----       ----
Total                                   $3.3      $2.8       $2.1       $4.0
                                        ====      ====       ====       ====
April 29 through December 31, 2004
   Mortgage loans on real estate....    $2.3      $3.3       $2.3       $3.3
                                        ----      ----       ----       ----
Total                                   $2.3      $3.3       $2.3       $3.3
                                        ====      ====       ====       ====
January 1 through April 28, 2004
   Mortgage loans on real estate....    $2.5        --       $0.2       $2.3
                                        ----      ----       ----       ----
Total                                   $2.5      $ --       $0.2       $2.3
                                        ====      ====       ====       ====

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2006   2005
                                                                  -----  -----
                                                                  (in millions)
Impaired mortgage loans on real estate with provision for losses. $ 7.4  $13.4
Provision for losses.............................................  (2.8)  (4.0)
                                                                  -----  -----
Net impaired mortgage loans on real estate....................... $ 4.6  $ 9.4
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005     2004
                                                       -------- -------- ------
                                                        (in millions)
Average recorded investment in impaired loans......... $10.4    $12.5    $6.2
Interest income recognized on impaired loans.......... $  --    $ 0.4    $ --

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $1.1 million and $5.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2006     2005    2004
                                                       -------- ------- -------
                                                       (in millions)
Expected.............................................. $0.1     $0.4    $1.1
Actual................................................  0.1      0.2     0.7

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------------------------------------------------------------------------
                          (in millions)                           (in millions)
Apartments...............   $  168.2    East North Central.......   $  101.2
Hotels...................        7.0    East South Central.......       37.2
Industrial...............      128.2    Middle Atlantic..........      105.0
Office buildings.........      130.5    Mountain.................       65.4
Retail...................      316.3    New England..............       87.0
Mixed use................       58.4    Pacific..................      271.6
Agricultural.............      202.3    South Atlantic...........      239.2
Other....................       48.1    West North Central.......       32.8
                                        West South Central.......      118.6
                                        Canada/Other.............        1.0
Allowance for losses.....       (2.8)   Allowance for losses.....       (2.8)
                            --------                                --------
Total....................   $1,056.2    Total....................   $1,056.2
                            ========                                ========

Mortgage loans with outstanding principal balances of $7.9 million, and bonds with amortized cost of $3.2 million were non-income producing at December 31, 2006. There was no non-income producing real estate at December 31, 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $0.0 million and $13.0 million, and appears on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $16.0 million and $48.9 million and appears on the consolidated balance sheets in other liabilities. The fair value of derivative instruments identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36 are classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 and were $17.8 million and $0.5 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized net gains of $1.9 million and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2006 and 2005, respectively. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $5.3 million related to the ineffective portion of its fair value hedges. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $3.2 million related to the ineffective portion of its fair value hedges. In 2006 and 2005, the Company had no hedges of firm commitments.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY NOTES

For the period ended December 31, 2006, $0.0 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006, gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006. For the year ended December 31, 2005 losses of $0.7 million (net of tax of $0.4 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of ($0.7) million (net of tax of $0.4 million) at December 31, 2005.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if John Hancock Variable Life Insurance Company filed a separate federal income tax return. The tax charge will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                     Year ended   Year ended  April 29 through     January 1
                                    December 31, December 31,   December 31,   through April 28,
                                        2006         2005           2004             2004
                                    ------------ ------------ ---------------- -----------------
                                                           (in millions)
Current taxes:
   Federal.........................    $23.0        $(11.0)        $29.9             $21.8
   Foreign.........................       --           0.5           0.3               0.1
                                       -----        ------         -----             -----
Deferred taxes:                         23.0         (10.5)         30.2              21.9
   Federal - Restated..............     44.9          84.8          20.4              (1.1)
                                       -----        ------         -----             -----
Total income taxes - Restated......    $67.9        $ 74.3         $50.6             $20.8
                                       =====        ======         =====             =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting change to consolidated income tax expense charged to operations follows:

                                           Year ended   Year ended  April 29 through     January 1
                                          December 31, December 31,   December 31,   through April 28,
                                              2006         2005           2004             2004
                                          ------------ ------------ ---------------- -----------------
                                                                 (in millions)
Tax at 35% - Restated....................    $71.8        $80.2          $51.7             $22.3
Add (deduct):

   Prior year taxes......................      2.0         (1.2)           1.2               0.5

   Tax credits...........................     (3.1)        (3.1)          (1.4)             (0.6)

   Foreign taxes.........................       --          0.4            0.4                --

   Other - Restated......................     (2.8)        (2.0)          (1.3)             (1.4)
                                             -----        -----          -----             -----
       Total income taxes - Restated.....    $67.9        $74.3          $50.6             $20.8
                                             =====        =====          =====             =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 December 31,
                                                                 2006    2005
                                                                ------ --------
                                                                       Restated
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments.................................. $261.8  $299.0
   Other employee benefits.....................................    5.7    32.1
   Unrealized losses...........................................    6.6     6.3
   Deferred acquisition costs..................................   31.1    10.5
   Other.......................................................    3.9      --
                                                                ------  ------
       Total deferred tax assets............................... $309.1  $347.9
                                                                ======  ======
Deferred tax liabilities:
   Lease income................................................   52.6    56.9
   Securities and other investments............................   98.1   122.3
   Value of business acquired..................................  535.6   536.3
   Other.......................................................   86.2    47.0
                                                                ------  ------
       Total deferred tax liabilities.......................... $772.5  $762.5
                                                                ------  ------
       Net deferred tax liabilities............................ $463.4  $414.6
                                                                ======  ======

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company received an income tax refund of $21.0 million in 2006 and made income tax payments of $38.1 million, and $34.6 million in 2005 and 2004, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                               April 29 through  January 1 through
                                                               December 31, 2004 April 28, 2004
                                2006 Premiums   2005 Premiums     Premiums          Premiums
                               --------------  --------------  ----------------  ----------------
                               Written Earned  Written Earned  Written  Earned   Written  Earned
                               ------- ------  ------- ------  -------  ------   -------  ------
                                                        (in millions)
Direct........................ $162.9  $163.0  $174.9  $176.3  $111.5   $112.1   $ 58.2   $ 57.5
Assumed.......................    0.7     0.7     0.2     0.2      --       --       --       --
Ceded.........................  (79.7)  (79.7)  (95.7)  (95.7)  (64.4)   (64.4)   (33.5)   (33.5)
                               ------  ------  ------  ------  ------   ------   ------   ------
Net life premiums............. $ 83.9  $ 84.0  $ 79.4  $ 80.8  $ 47.1   $ 47.7   $ 24.7   $ 24.0
                               ======  ======  ======  ======  ======   ======   ======   ======

For the year ended December 31, 2006 and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $33.5 million and $64.5 million. For the period April 29, 2004 through December 31, 2004, these ceded benefits were $8.1 million and for the period January 1, 2004 through April 28, 2004 were $3.3 million.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8 - Commitments and Contingencies

Commitments. At December 31, 2006, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $22.8 million and $23.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $46.3 million at December 31, 2006. The majority of these commitments expire in 2007.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. Effective April 28, 2004 all of the outstanding common stock of JHFS were acquired by the Manulife, refer to Note 1 - Change of Control for further discussion of this transaction. The transaction between Manulife and JHFS did not impact the Company's outstanding common stock. The Company had one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2006 and 2005.

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                      Net
                                                                  Accumulated  Accumulated
                                                        Net       Gain (Loss)     Other
                                                     Unrealized     on Cash   Comprehensive
                                                   Gains (Losses) Flow Hedges Income (Loss)
                                                   -------------- ----------- -------------
Predecessor Company
Balance at January 1, 2004                             $ 77.6           --       $ 77.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $ 7.9 million)............      (14.5)                    (14.5)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $3.4
  million)........................................       (6.4)                     (6.4)
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $17.3 million)............       32.1                      32.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................       11.2                      11.2
                                                       ------        -----       ------
Balance at April 28, 2004.........................     $ 88.8           --       $ 88.8
                                                       ======        =====       ======
Acquisition by Manulife Financial Corporation:
  Sale of shareholders' equity....................     $(88.8)                   $(88.8)
                                                       ------        -----       ------
Company
Balance at April 29, 2004.........................         --           --           --
                                                       ======        =====       ======
Gross unrealized gains (losses) (net of deferred
  income tax expense of $23.7 million.............     $ 43.9        $  --       $ 43.9
Adjustment to deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $5.7 million).............      (10.5)          --        (10.5)
                                                       ------        -----       ------
Net unrealized gains (losses).....................       33.4           --         33.4
                                                       ------        -----       ------
Balance at December 31, 2004......................     $ 33.4           --       $ 33.4
                                                       ======        =====       ======
Gross unrealized gains (losses), (net of deferred
  income tax benefit of $30.7 million)............      (57.0)          --        (57.0)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $2.5
  million)........................................       (4.6)                     (4.6)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $8.7
  million)........................................       16.1           --         16.1
                                                       ------        -----       ------
Net unrealized gains (losses).....................      (45.5)          --        (45.5)
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax benefit of
  $0.4 million)...................................         --         (0.7)        (0.7)
                                                       ------        -----       ------
Balance at December 31, 2005......................     $(12.1)       $(0.7)      $(12.8)
                                                       ======        =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                           Net
                                                                       Accumulated  Accumulated
                                                             Net       Gain (Loss)     Other
                                                          Unrealized     on Cash   Comprehensive
                                                        Gains (Losses) Flow Hedges Income (Loss)
                                                        -------------- ----------- -------------
Balance at January 1, 2006.............................     $(12.1)       $(0.7)      $(12.8)
Gross unrealized gains (losses), (net of deferred
  income tax expense of $4.4 million)..................        8.2                       8.2
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $2.0 million)...       (3.7)                     (3.7)
Adjustment to deferred policy acquisition costs (net
  of deferred income tax expense of $1.5 million)......        2.7                       2.7
                                                            ------        -----       ------
Net unrealized gains (losses)..........................        7.2                       7.2
                                                            ------        -----       ------
Net accumulated gains (losses) on cash flow hedges
  (net of deferred income tax expense of $0.2 million).         --          0.5          0.5
                                                            ------        -----       ------
Balance at December 31, 2006...........................     $ (4.9)       $(0.2)      $ (5.1)
                                                            ======        =====       ======

Net unrealized investment (losses) gains, included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:............
       Fixed maturities................................ $(33.0) $(27.2) $ 67.3
       Equity investments..............................   12.9     0.1     0.3
       Other...........................................   (0.2)   (0.1)     --
                                                        ------  ------  ------
Total..................................................  (20.3)  (27.2)   67.6

Amounts of unrealized investment losses (gains)
  attributable to:
       Deferred policy acquisition cost and value
         of business acquired..........................   12.8     8.6   (16.2)
       Deferred federal income taxes...................    2.6     6.5   (18.0)
                                                        ------  ------  ------
Total..................................................   15.4    15.1   (34.2)
                                                        ------  ------  ------
Net unrealized investment (losses) gains............... $ (4.9) $(12.1) $ 33.4
                                                        ======  ======  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(c) Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2006, there were no permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Statutory net income...................................... $117.5 $165.8 $162.2
Statutory surplus.........................................  676.5  752.7  810.8

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10 - Segment Information

As a result of the merger with Manulife (see Note 1 - Change of Control) the Company renamed the Asset Gathering Segment as the Wealth Management Segment. The Company has two reportable segments that are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following tables summarize selected financial information by segment for the periods indicated:

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2006
Revenues:
   Revenue from external customers..................... $   499.1   $   21.9   $    --   $   521.0
   Net investment income...............................     348.0       10.1       0.1       358.2
   Net realized investment and other gains (losses)....      (6.1)      (0.1)       --        (6.2)
                                                        ---------   --------   -------   ---------
   Revenues............................................ $   841.0   $   31.9   $   0.1   $   873.0
                                                        =========   ========   =======   =========
Net Income:
   Net income.......................................... $   138.4   $    0.2   $  (1.2)  $   137.4
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    12.7   $     --   $    --   $    12.7
   Carrying value of investments accounted for by the
     equity method.....................................     138.8        7.5        --       146.3
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.8        9.4        --        62.2
   Income tax expense..................................      68.6       (0.2)     (0.5)       67.9
   Segment assets...................................... $16,723.6   $1,039.3   $ (37.3)  $17,725.6

                                                                     Wealth
                                                        Protection Management Corporate Consolidated
                                                        ---------- ---------- --------- ------------
                                                                       (in millions)
Company
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.......... $   447.8   $   28.8   $    --   $   476.6
   Net investment income - Restated....................     330.8       13.5      (1.0)      343.3
   Net realized investment and other gains (losses)....       9.9        1.3      (0.2)       11.0
                                                        ---------   --------   -------   ---------
   Revenues - Restated................................. $   788.5   $   43.6      (1.2)  $   830.9
                                                        =========   ========   =======   =========
Net Income:
   Net income - Restated............................... $   148.1   $    9.0   $  (2.3)  $   154.8
                                                        =========   ========   =======   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    27.8   $    0.6        --   $    28.4
   Carrying value of investments accounted for by the
     equity method.....................................     243.5       12.7        --       256.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      34.7        9.1        --        43.8
   Income tax expense - Restated.......................      73.7        1.8      (1.2)       74.3
   Segment assets - Restated........................... $15,691.6   $1,346.5   $(187.3)  $16,850.8

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
                                                             (in millions)
Company
Period from April 29 through December 31, 2004
Revenues:
   Revenues from external customers............... $   280.5   $   15.8   $   296.3
   Net investment income - Restated...............     193.7       10.2       203.9
   Net realized investment and other losses.......     (23.4)      (0.9)      (24.3)
                                                   ---------   --------   ---------
   Revenues - Restated............................ $   450.8   $   25.1   $   475.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    93.4   $    3.6   $    97.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $    14.2   $    0.3   $    14.5
   Carrying value of investments accounted for by
     the equity method............................     291.2       13.5       304.7
   Amortization of deferred policy acquisition
     costs and value of business acquired.........       6.3        6.6        12.9
   Income tax expense - Restated..................      50.8       (0.2)       50.6
   Segment assets - Restated...................... $14,454.5   $1,484.1   $15,938.6

                                                                Wealth
                                                   Protection Management Consolidated
                                                   ---------- ---------- ------------
Predecessor Company                                          (in millions)
Period from January 1 through April 28, 2004
Revenues:
   Revenues from external customers............... $   148.1   $    8.3   $   156.4
   Net investment income..........................     106.8        6.1       112.9
   Net realized investment and other losses.......      (1.0)      (2.4)       (3.4)
                                                   ---------   --------   ---------
   Revenues....................................... $   253.9   $   12.0   $   265.9
                                                   =========   ========   =========
   Net income - Restated.......................... $    47.3   $   (7.3)  $    40.0
                                                   =========   ========   =========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method..................... $     2.0   $    0.1   $     2.1
   Amortization of deferred policy acquisition
     costs and value of business acquired.........      22.9        7.9        30.8
   Income tax expense - Restated..................      23.0       (2.2)       20.8

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team and the head of portfolio management. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The fair value for publicly traded equity securities is based on quoted market prices.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                      2006              2005
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities:
       Available-for-sale...................... $4,608.6 $4,608.6 $4,231.5 $4,231.5
   Equity securities:
       Available-for-sale......................    158.1    158.1     36.2     36.2
   Mortgage loans on real estate...............  1,056.2  1,042.8  1,137.5  1,135.3
   Policy loans................................    441.6    441.6    415.9    415.9
   Cash and cash equivalents...................    236.7    236.7    206.6    206.6
Derivatives:
   Interest rate swap agreements...............     12.3     12.3      4.4      4.4
   Interest rate floor agreements..............       --       --     10.0     10.0
   Credit default swaps........................       --       --      0.2      0.2
Liabilities:
   Fixed rate deferred and immediate annuities. $  245.1 $  245.1 $  280.1 $  280.1
Derivatives:
   Interest rate swap agreements...............     27.9     27.9     50.4     50.4
   Interest rate cap agreements................      0.1      0.1       --       --
   Foreign exchange forward agreements.........      0.1      0.1       --       --
   Credit default swaps........................      0.1      0.1      0.1      0.1
   Embedded derivatives........................      0.1      0.1       --       --
Commitments....................................       --     46.3       --     67.5

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 - Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA) and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger.

Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife. VOBA was expanded in scope and size as a result of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                      Accumulated
                                     Gross Carrying Amortization and Net Carrying
                                         Amount      Other Changes      Amount
                                     -------------- ---------------- ------------
                                                     (in millions)
December 31, 2006
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (5.3)          129.1
       VOBA.........................     1,376.3          (77.3)        1,299.0

December 31, 2005
   Unamortizable intangible assets:
       Goodwill.....................    $  410.8         $   --        $  410.8
       Brand name...................        84.7             --            84.7
   Amortizable intangible assets:
       Distribution networks........       134.4           (2.6)          131.8
       VOBA.........................     1,376.3          (53.1)        1,323.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                                              Period from
                                                                                April 29    Period from
                                                                                through      January 1
                                                                              December 31, through April
                                                                  2006  2005      2004       28, 2004
                                                                  ----- ----- ------------ -------------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $0.9 million, $0.7 million,
  $0.2 million and $ - million, respectively..................... $ 1.8 $ 1.4     $0.3         $ --
VOBA, net of tax of $8.9 million, $18.5 million, $3.3 million
  and $0.1 million, respectively.................................  16.4  34.4      6.0          0.2
                                                                  ----- -----     ----         ----
Aggregate amortization expense, net of tax of $9.8 million,
  $19.2 million, $3.5 million and $0.1 million, respectively..... $18.2 $35.8     $6.3         $0.2
                                                                  ===== =====     ====         ====

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2007............................................................ $17.2   $31.9
2008............................................................  21.2    39.4
2009............................................................  21.0    39.0
2010............................................................  20.7    38.4
2011............................................................  21.3    39.5

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2006..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2006............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                                                        Wealth
                                         Protection   Management   Consolidated
                                         ---------- -------------- ------------
                                                    ( in millions)
Goodwill:
Balance at January 1, 2005..............   $368.5       $42.3         $410.8
                                           ------       -----         ------
Balance at December 31, 2005............   $368.5       $42.3         $410.8
                                           ======       =====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2006...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2006.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Brand name:                                          (in millions)
Balance at January 1, 2005...............   $ 79.9       $4.8         $ 84.7
                                            ------       ----         ------
Balance at December 31, 2005.............   $ 79.9       $4.8         $ 84.7
                                            ======       ====         ======
Amortizable intangible assets:

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2006...............   $129.3       $2.5         $131.8
Amortization.............................     (2.7)        --           (2.7)
                                            ------       ----         ------
Balance at December 31, 2006.............   $126.6       $2.5         $129.1
                                            ======       ====         ======

                                                        Wealth
                                          Protection  Management   Consolidated
                                          ---------- ------------- ------------
Distribution network:                                (in millions)
Balance at January 1, 2005...............   $131.4       $2.5         $133.9
Amortization.............................     (2.1)        --           (2.1)
                                            ------       ----         ------
Balance at December 31, 2005.............   $129.3       $2.5         $131.8
                                            ======       ====         ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:.............................................            (in millions)
Balance at January 1, 2006........................  $1,266.7  $        56.5    $1,323.2
Amortization......................................     (16.1)          (9.2)      (25.3)
Adjustment to unrealized gains on securities
  available for sale..............................       0.8            0.3         1.1
                                                    --------  -------------    --------
Balance at December 31, 2006......................  $1,251.4  $        47.6    $1,299.0
                                                    ========  =============    ========

                                                                 Wealth
                                                   Protection  Management    Consolidated
                                                   ---------- -------------  ------------
VOBA:                                                         (in millions)
Balance at January 1, 2005........................  $1,199.4  $        63.4    $1,262.8
Amortization......................................     (43.9)          (9.0)      (52.9)
Adjustment to unrealized gains on securities
  available for sale..............................      24.3            2.1        26.4
Other Adjustments (1).............................      86.9             --        86.9
                                                    --------  -------------    --------
Balance at December 31, 2005......................  $1,266.7  $        56.5    $1,323.2
                                                    ========  =============    ========

--------
(1)The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $86.9 million.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 13- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except for age)
Life contracts with guaranteed benefits
In the event of death
   Account value..................................   $6,231.6       $5,994.5
   Net amount at risk related to deposits.........       81.0          127.5
   Average attained age of contractholders........         46             45

The variable annuity contracts are issued through separate accounts and the company contractually guarantees to the contract holder either (a) return of at least no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable annuity contracts with guarantees. (Note that the company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      December 31, December 31,
                                                          2005         2006
                                                      ------------ ------------
                                                      (in millions, except for
                                                          age and percent)
Return of net deposits
In the event of death:
   Account value.....................................    $257.4       $271.4
   Net amount at risk................................      13.1         20.8
   Average attained age of contractholders...........        65           64
Return of net deposits plus a minimum return
In the event of death:
   Account value.....................................    $130.5       $134.5
   Net amount at risk................................      47.1         55.3
   Average attained age of contractholders...........        67           65
   Guaranteed minimum return rate....................         5%           5%
At annuitization:
   Account value.....................................    $ 50.4       $ 50.6
   Net amount at risk................................       8.7          9.9
   Average attained age of contractholders...........        63           61
   Range of guaranteed minimum return rates..........       4-5%         4-5%
Highest specified anniversary account value minus
  withdrawals post anniversary.......................
In the event of death:...............................
   Account value.....................................    $506.2       $595.6
   Net amount at risk................................      38.8         71.3
   Average attained age of contractholders...........        64           63

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds which included foreign and domestic equity and bond funds as shown below:

                                                   December 31, December 31,
                                                       2006         2005
                                                   ------------ ------------
                  Type of Fund                           (in millions)
Domestic Equity - Growth Funds....................   $  903.7     $1,038.4
Domestic Bond Funds...............................    1,253.3      1,070.3
Domestic Equity - Growth & Income Funds...........    2,672.8      2,818.7
Domestic Equity - Blend Funds.....................    1,500.1      1,081.2
Domestic Equity - Value Funds.....................       70.0        302.9
International Equity Funds........................      823.6        507.4
International Bond Funds..........................       52.3         55.9
Hedge Funds.......................................       58.6         44.8
                                                     --------     --------
Total.............................................   $7,334.4     $6,919.6
                                                     ========     ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                               Minimum       Minimum
                                            Death Benefit Income Benefit
                                               (GMDB)         (GMIB)     Totals
                                            ------------- -------------- ------
                                                       (in millions)
Balance at January 1, 2006.................     $27.3          $0.7      $28.0
Additions to reserve.......................       6.4           0.2        6.6
Paid guarantee benefits....................      (2.2)           --       (2.2)
                                                -----          ----      -----
Balance at December 31, 2006...............     $31.5          $0.9      $32.4
                                                =====          ====      =====
Balance at January 1, 2005.................     $22.9          $0.5      $23.4
Additions to reserve.......................       7.2           0.2        7.4
Paid guarantee benefits....................      (2.8)           --       (2.8)
                                                -----          ----      -----
Balance at December 31, 2005...............     $27.3          $0.7      $28.0
                                                =====          ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

    . Data used included 200 and 1000 (for annuity and life contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 9.0% for 2006 and 8.8% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100 % of the Annuity 2000 Table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 20 percent for 2005.

    .  Annuity discount rate was 6.5%.

GMIB is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account U

                          Audited Financial Statement

                         Year Ended December 31, 2006

                                 Contents

Report of Independent Registered Public Accounting Firm                       3

Statements of Assets and Contract Owners' Equity                              5

Statements of Operations and Changes in Contract Owners' Equity               8

Notes to Financial Statements                                                59

   Organization                                                              59

   Significant Accounting Policies                                           60

   Mortality and Expense Risks Charge                                        60

   Policy Loans                                                              61

   Federal Income Taxes                                                      61

   Contract Charges                                                          61

   Purchases and Sales of Investments                                        61

   Transaction with Affiliates                                               64

   Diversification Requirements                                              64

   Financial Highlights                                                      65

   Details of Dividend Income                                               109

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Variable Life Account U (the "Account"), comprised of the following sub-accounts;

500 Index Trust B                        International Core Trust
Active Bond Trust                        International Equity Index Trust B
All Asset Trust                          International Opportunities Trust
All Cap Core Trust                       International Small Cap Trust
All Cap Growth Trust                     International Value Trust
All Cap Value Trust                      Investment Quality Bond Trust
American Blue Chip Income &              Large Cap Growth Trust Series 0
  Growth Trust                           Large Cap Trust
American Bond Trust                      Large Cap Value Trust Series 0
American Growth Income Trust             Lifestyle Aggressive Trust
American Growth Trust                    Lifestyle Balanced Trust
American International Trust             Lifestyle Conservative Trust
Blue Chip Growth Trust                   Lifestyle Growth Trust
Bond Index Trust B                       Lifestyle Moderate Trust
Brandes International Equity Trust       Managed Trust
Capital Appreciation Trust               Mid Cap Core Trust
Classic Value Trust                      Mid Cap Index Trust
Core Bond Trust                          Mid Cap Stock Trust
Core Equity Trust                        Mid Cap Value Trust
CSI Equity Trust                         Mid Value Trust
Dynamic Growth Trust                     Money Market Trust B
Emerging Growth Trust                    Natural Resources Trust
Emerging Small Company Trust             Overseas Equity Trust
Equity-Income Trust                      Pacific Rim Trust
Financial Services Trust                 Quantitative All Cap Trust
Frontier Capital Appreciation Trust      Quantitative Mid Cap Trust
Fundamental Value Trust Series 0         Quantitative Value Trust
Global Allocation Trust                  Real Estate Securities Trust
Global Bond Trust Series 0               Real Return Bond Trust
Global Trust                             Science & Technology Trust
Growth & Income Trust                    Short-Term Bond Trust
Health Sciences Trust Series 0           Small Cap Growth Trust
High Yield Trust                         Small Cap Index Trust
Income & Value Trust                     Small Cap Opportunities Trust

            Report of Independent Registered Public Accounting Firm

Small Cap Trust                          Total Stock Market Index Trust
Small Cap Value Trust                    Turner Core Growth Trust
Small Company Trust                      U.S. Core Trust
Small Company Value Trust                U.S. Global Leaders Growth Trust
Special Value Trust                      U.S. Government Securities Trust
Strategic Bond Trust                     U.S. High Yield Bond Trust
Strategic Income Trust                   U.S. Large Cap Trust
Strategic Opportunities Trust            Utilities Trust
Strategic Value Trust                    Value Trust
Total Return Trust

as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account U at December 31, 2006, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

Toronto, Canada
April 5, 2007

                     John Hancock Variable Life Account U

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       500 Index Trust B - 4,297,665 shares (cost $60,804,897)                        $ 77,916,668
       Active Bond Trust - 26,429,665 shares (cost $254,906,551)                       261,389,387
       All Cap Core Trust - 1,036 shares (cost $18,578)                                     20,324
       All Cap Growth Trust - 4,727 shares (cost $82,614)                                   84,422
       All Cap Value Trust - 4,488 shares (cost $55,909)                                    58,297
       American Blue Chip Income & Growth Trust - 13,764 shares (cost $ 233,025)           251,740
       American Bond Trust - 573 shares (cost $7,521)                                        7,632
       American Growth Income Trust - 21,146 shares (cost $ 379,425)                       426,929
       American Growth Trust - 84,129 shares (cost $ 1,692,464)                          1,828,129
       American International Trust - 43,534 shares (cost $ 983,124)                     1,084,879
       Blue Chip Growth Trust - 5,837,777 shares (cost $ 92,012,230)                   113,019,360
       Bond Index Trust B - 1,449,100 shares (cost $ 14,609,231)                        14,737,349
       Capital Appreciation Trust - 2,441,038 shares (cost $ 21,782,306)                22,164,623
       Classic Value Trust - 53,837 shares (cost $ 809,399)                                873,239
       Core Bond Trust - 753 shares (cost $9,396)                                            9,531
       Core Equity Trust - 678 shares (cost $10,073)                                        10,275
       Dynamic Growth Trust - 9,216 shares (cost $ 53,984)                                  55,664
       Emerging Growth Trust - 8,371 shares (cost $ 118,616)                               106,400
       Emerging Small Company Trust - 1,910 shares (cost $ 58,739)                          56,255
       Equity-Income Trust - 3,153,948 shares (cost $ 50,392,141)                       58,316,505
       Financial Services Trust - 95,891 shares (cost $ 1,335,929)                       1,799,865
       Fundamental Value Trust Series 0 - 10,622 shares (cost $ 163,073)                   178,242
       Global Allocation Trust - 1,795 shares (cost $ 20,264)                               22,907
       Global Bond Trust Series 0 - 445,221 shares (cost $ 6,702,667)                    6,638,251
       Global Trust - 9,763 shares (cost $174,124)                                         187,448
       Growth & Income Trust - 57,188,012 shares (cost $ 844,460,201)                  779,472,599
       Health Sciences Trust Series 0 - 185,472 shares (cost $ 2,615,261)                2,915,625
       High Yield Trust - 587,635 shares (cost $ 5,855,067)                              6,246,557
       Income & Value Trust - 15,773 shares (cost $ 180,399)                               191,169
       International Core Trust - 74,428 shares (cost $ 1,039,678)                       1,127,589
       International Equity Index Trust B - 2,530,704 shares (cost $ 37,689,229)        53,853,373
       International Opportunities Trust - 35,724 shares (cost $ 580,670)                  649,097
       International Small Cap Trust - 18,673 shares (cost $ 387,038)                      453,018
       International Value Trust - 39,084 shares (cost $ 661,520)                          754,717
       Investment Quality Bond Trust - 6,446 shares (cost $ 75,112)                         75,097
       Large Cap Growth Trust Series 0                                                          --
       Large Cap Trust - 12,631 shares (cost $175,433)                                     198,314
       Large Cap Value Trust Series 0 - 58,859 shares (cost $ 1,255,870)                 1,359,043
       Lifestyle Aggressive Trust - 384,070 shares (cost $ 4,466,272)                    4,332,308
       Lifestyle Balanced Trust - 843,400 shares (cost $ 11,321,857)                    11,689,518
       Lifestyle Conservative Trust - 20,569 shares (cost $ 262,283)                       276,657
       Lifestyle Growth Trust - 2,089,933 shares (cost $ 28,242,521)                    29,175,470
       Lifestyle Moderate Trust - 113,928 shares (cost $ 1,483,809)                      1,524,360

                     John Hancock Variable Life Account U

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
          Managed Trust - 27,118,035 shares (cost $ 372,257,423)                         $  363,924,027
          Mid Cap Core Trust                                                                         --
          Mid Cap Index Trust - 43,603 shares (cost $ 784,663)                                  821,922
          Mid Cap Stock Trust - 1,719,067 shares (cost $ 22,368,850)                         29,241,333
          Mid Cap Value Trust - 31,175 shares (cost $ 527,974)                                  547,115
          Mid Value Trust - 1,048,695 shares (cost $ 12,316,612)                             14,314,682
          Money Market Trust B - 75,068,293 shares (cost $75,068,293)                        75,068,293
          Natural Resources Trust - 75,018 shares (cost $ 2,376,978)                          2,378,074
          Overseas Equity Trust - 1,518,966 shares (cost $ 16,860,862)                       21,812,350
          Pacific Rim Trust - 65,927 shares (cost $ 829,105)                                    863,638
          Quantitative All Cap Trust - 4,641 shares (cost $ 80,378)                              80,806
          Quantitative Mid Cap Trust - 9,804 shares (cost $ 119,919)                            105,986
          Quantitative Value Trust - 7,267 shares (cost $ 99,459)                               110,887
          Real Estate Securities Trust - 2,087,537 shares (cost $ 46,380,831)                57,574,282
          Real Return Bond Trust - 11,685 shares (cost $ 154,590)                               150,853
          Science & Technology Trust - 10,488 shares (cost $ 124,496)                           130,468
          Short-Term Bond Trust - 1,119,661 shares (cost $ 11,187,079)                       11,297,384
          Small Cap Growth Trust - 2,722,277 shares (cost $ 23,126,120)                      31,415,080
          Small Cap Index Trust - 83,053 shares (cost $ 1,153,945)                            1,410,244
          Small Cap Opportunities Trust - 13,972 shares (cost $ 341,657)                        339,248
          Small Cap Trust - 4,028 shares (cost $55,101)                                          56,995
          Small Cap Value Trust - 621,472 shares (cost $ 11,346,169)                         12,783,675
          Small Company Trust - 3,001 shares (cost $ 46,024)                                     43,575
          Small Company Value Trust - 15,308 shares (cost $ 319,679)                            334,635
          Special Value Trust - 290 shares (cost $ 5,321)                                         5,696
          Strategic Bond Trust - 7,961 shares (cost $ 92,867)                                    95,377
          Strategic Income Trust - 9,955 shares (cost $ 132,673)                                131,704
          Strategic Opportunities Trust - 2,007 shares (cost $ 24,608)                           26,920
          Strategic Value Trust                                                                      --
          Total Return Trust - 136,852 shares (cost $ 1,863,627)                              1,888,562
          Total Stock Market Index Trust - 816,951 shares (cost $ 8,778,664)                 10,734,733
          U.S. Core Trust - 12,509 shares (cost $ 262,505)                                      270,944
          U.S. Global Leaders Growth Trust - 7,245 shares (cost $ 93,837)                        95,348
          U.S. Government Securities Trust - 5,661 shares (cost $ 76,273)                        76,370
          U.S. High Yield Bond Trust - 7,401 shares (cost $ 96,352)                             100,131
          U.S. Large Cap Trust - 14,027 shares (cost $ 214,452)                                 227,237
          Utilities Trust - 34,651 shares (cost $ 450,442)                                      507,636
          Value Trust - 19,340 shares (cost $ 432,468)                                          439,395

   Sub-accounts invested in Outside Trust Portfolios:
          All Asset Trust - 7,074 shares (cost $ 83,857)                                         82,619
          Brandes International Equity Trust - 85,457 shares (cost $ 1,288,355)               1,721,968
          CSI Equity Trust - 1,191,577 shares (cost $ 15,584,173)                            19,065,240
          Frontier Capital Appreciation Trust - 52,805 shares (cost $ 1,150,081)              1,281,585
          Turner Core Growth Trust - 57,945 shares (cost $ 848,373)                             997,808
                                                                                         --------------
                                                                                          2,118,093,657

                     John Hancock Variable Life Account U

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

           Assets (continued)
           Investments at fair value:
           Policy Loans
              Active Bond Trust                        $   63,722,318
              Blue Chip Growth Trust                       20,188,190
              Growth & Income Trust                       186,555,878
              International Equity Index Trust B            4,419,689
              Managed Trust                                85,342,914
              Money Market Trust B                         13,488,456
              Real Estate Securities Trust                  4,887,217
                                                       --------------
                                                          378,604,662
                                                       --------------
           Total assets                                $2,496,698,319
                                                       ==============
           Contract Owners' Equity
                                                       --------------
           Variable universal life insurance contracts $2,496,698,319
                                                       ==============

See accompanying notes.

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity

                                                               Sub-Account
                                         -------------------------------------------------------
                                              500 Index Trust B           Active Bond Trust
                                         --------------------------- ---------------------------
                                          Year Ended    Year Ended    Year Ended     Year Ended
                                          Dec. 31/06   Dec. 31/05 ~   Dec. 31/06     Dec. 31/05
                                         ------------  ------------  ------------  ------------
Income:
   Dividends                             $    835,946  $  1,116,490  $  7,204,042  $  4,091,379
   Interest on policy loans                        --            --     4,424,795     4,486,823
                                         ------------  ------------  ------------  ------------
Total Investment Income                       835,946     1,116,490    11,628,837     8,578,202
Expenses:
   Mortality and expense risk                 172,601       168,995     1,121,057     1,142,777
                                         ------------  ------------  ------------  ------------
Net investment income (loss)                  663,345       947,495    10,507,780     7,435,425
   Net realized gain (loss)                   986,460      (329,896)     (473,206)      226,095
   Change in unrealized appreciation
     (depreciation) during the period       8,849,655     2,646,550     4,768,030     2,396,118
                                         ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  operations                               10,499,460     3,264,149    14,802,604    10,057,638
                                         ------------  ------------  ------------  ------------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             14,188,724    26,304,487    18,348,379    19,918,445
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (18,063,922)  (17,570,557)  (36,708,661)  (34,595,563)
   Net transfers between subaccounts               --            --            --            --
   Net change in policy loans                      --            --      (350,030)     (170,917)
                                         ------------  ------------  ------------  ------------
Net increase (decrease) in assets from
  principal transactions                   (3,875,198)    8,733,930   (18,710,312)  (14,848,035)
                                         ------------  ------------  ------------  ------------
Total increase (decrease) in assets         6,624,262    11,998,079    (3,907,708)   (4,790,397)

Assets, beginning of period                71,292,406    59,294,327   329,019,413   333,809,810
                                         ------------  ------------  ------------  ------------
Assets, end of period                    $ 77,916,668  $ 71,292,406  $325,111,705  $329,019,413
                                         ============  ============  ============  ============

--------
~   Renamed on May 2, 2005. Formerly known as Equity Index Trust.
++ Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                              Sub-Account
                                         --------------------------------------------------------------------------------------
                                         AIM V.I. Capital Development AIM V.I. Premier Equity Series 1
                                                Series 2 Trust                     Trust                   All Asset Trust
                                         ---------------------------- -------------------------------- ------------------------
                                                                                                       Year Ended  Year Ended
                                           Year Ended Dec. 31/05 ++       Year Ended Dec. 31/05 xx     Dec. 31/06 Dec. 31/05 ##
                                         ---------------------------- -------------------------------- ---------- -------------
Income:
   Dividends                                             --                              --            $   9,191    $  6,589
   Interest on policy loans                              --                              --                   --          --
                                                   --------                      ----------            ---------    --------
Total Investment Income                                  --                              --                9,191       6,589
Expenses:
   Mortality and expense risk                            --                              --                   --          --
                                                   --------                      ----------            ---------    --------
Net investment income (loss)                             --                              --                9,191       6,589
   Net realized gain (loss)                           8,390                         181,712                2,252          89
   Change in unrealized appreciation
     (depreciation) during the period               (29,325)                       (282,410)                (637)       (601)
                                                   --------                      ----------            ---------    --------
Net increase (decrease) in assets from
  operations                                        (20,935)                       (100,698)              10,806       6,077
                                                   --------                      ----------            ---------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                      101,276                         242,848              223,038     329,167
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                         (345,574)                     (2,946,320)            (458,411)    (28,058)
   Net transfers between subaccounts                     --                              --                   --          --
   Net change in policy loans                            --                              --                   --          --
                                                   --------                      ----------            ---------    --------
Net increase (decrease) in assets from
  principal transactions                           (244,298)                     (2,703,472)            (235,373)    301,109
                                                   --------                      ----------            ---------    --------
Total increase (decrease) in assets                (265,233)                     (2,804,170)            (224,567)    307,186

Assets, beginning of period                         265,233                       2,804,170              307,186          --
                                                   --------                      ----------            ---------    --------
Assets, end of period                                    --                              --            $  82,619    $307,186
                                                   ========                      ==========            =========    ========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                      Sub-Account
                                                   -------------------------------------------------
                                                      All Cap Core Trust      All Cap Growth Trust
                                                   ------------------------ ------------------------
                                                   Year Ended  Year Ended   Year Ended  Year Ended
                                                   Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                   ---------- ------------- ---------- -------------
Income:
   Dividends                                        $    81           --           --          --
   Interest on policy loans                              --           --           --          --
                                                    -------      -------     --------     -------
Total Investment Income                                  81           --           --          --
Expenses:
   Mortality and expense risk                            --           --           --          --
                                                    -------      -------     --------     -------
Net investment income (loss)                             81           --           --          --
   Net realized gain (loss)                             127            4         (824)         19
   Change in unrealized appreciation
     (depreciation) during the period                 1,553          192        1,734          74
                                                    -------      -------     --------     -------
Net increase (decrease) in assets from operations     1,761          196          910          93
                                                    -------      -------     --------     -------
Changes from principal transactions:
   Net premiums from policyholders and transfers
     to policy loans                                 18,862        6,512       95,396      12,320
   Transfer to policyholders for benefits,
     terminations and policy loans                   (5,969)      (1,038)     (22,796)     (1,501)
   Net transfers between subaccounts                     --           --           --          --
   Net change in policy loans                            --           --           --          --
                                                    -------      -------     --------     -------
Net increase (decrease) in assets from principal
  transactions                                       12,893        5,474       72,600      10,819
                                                    -------      -------     --------     -------
Total increase (decrease) in assets                  14,654        5,670       73,510      10,912

Assets, beginning of period                           5,670           --       10,912          --
                                                    -------      -------     --------     -------
Assets, end of period                               $20,324      $ 5,670     $ 84,422     $10,912
                                                    =======      =======     ========     =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(l) Fund available in prior year but no activity.

See accompanying notes.

                                                                      Sub-Account
                                         ---------------------------------------------------------------------
                                                                  American Blue Chip Income
                                           All Cap Value Trust         & Growth Trust       American Bond Trust
                                         ------------------------ ------------------------  -------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended       Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##   Dec. 31/06 (l)
                                         ---------- ------------- ----------  ------------- -------------------
Income:
   Dividends                              $  3,133         --      $  2,761           --               --
   Interest on policy loans                     --         --            --           --               --
                                          --------     ------      --------     --------          -------
Total Investment Income                      3,133         --         2,761           --               --
Expenses:
   Mortality and expense risk                   --         --            --           --               --
                                          --------     ------      --------     --------          -------
Net investment income (loss)                 3,133         --         2,761           --               --
   Net realized gain (loss)                 (2,499)        21         1,528           26               30
   Change in unrealized appreciation
     (depreciation) during the period        2,287        100        18,998         (282)             112
                                          --------     ------      --------     --------          -------
Net increase (decrease) in assets from
  operations                                 2,921        121        23,287         (256)             142
                                          --------     ------      --------     --------          -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              91,304      7,128       188,240      105,101            9,336
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (42,747)      (430)      (57,256)      (7,376)          (1,846)
   Net transfers between subaccounts            --         --            --           --               --
   Net change in policy loans                   --         --            --           --               --
                                          --------     ------      --------     --------          -------
Net increase (decrease) in assets from
  principal transactions                    48,557      6,698       130,984       97,725            7,490
                                          --------     ------      --------     --------          -------
Total increase (decrease) in assets         51,478      6,819       154,271       97,469            7,632

Assets, beginning of period                  6,819         --        97,469           --               --
                                          --------     ------      --------     --------          -------
Assets, end of period                     $ 58,297     $6,819      $251,740     $ 97,469          $ 7,632
                                          ========     ======      ========     ========          =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                              ------------------------------------------------------
                                              American Growth Income Trust   American Growth Trust
                                              ---------------------------- -------------------------
                                              Year Ended    Year Ended     Year Ended   Year Ended
                                              Dec. 31/06   Dec. 31/05 ##   Dec. 31/06  Dec. 31/05 ##
                                              ----------   -------------   ----------  -------------
Income:
   Dividends                                  $   2,823            --      $   11,676          --
   Interest on policy loans                          --            --              --          --
                                              ---------      --------      ----------    --------
Total Investment Income                           2,823            --          11,676          --
Expenses:
   Mortality and expense risk                        --            --              --          --
                                              ---------      --------      ----------    --------
Net investment income (loss)                      2,823            --          11,676          --
   Net realized gain (loss)                       5,440           388          32,766       3,031
   Change in unrealized appreciation
     (depreciation) during the period            36,884        10,620          83,135      52,530
                                              ---------      --------      ----------    --------
Net increase (decrease) in assets from
  operations                                     45,147        11,008         127,577      55,561
                                              ---------      --------      ----------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  286,798       201,571       1,766,693     771,038
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (102,867)      (14,728)       (820,369)    (72,371)
       Net transfers between subaccounts             --            --              --          --
       Net change in policy loans                    --            --              --          --
                                              ---------      --------      ----------    --------
   Net increase (decrease) in assets
     from principal transactions                183,931       186,843         946,324     698,667
                                              ---------      --------      ----------    --------
Total increase (decrease) in assets             229,078       197,851       1,073,901     754,228

Assets, beginning of period                     197,851            --         754,228          --
                                              ---------      --------      ----------    --------
Assets, end of period                         $ 426,929      $197,851      $1,828,129    $754,228
                                              =========      ========      ==========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                         ----------------------------------------------------------------------------------
                                         American International Trust   Blue Chip Growth Trust       Bond Index Trust B
                                         ---------------------------- --------------------------- -------------------------
                                         Year Ended     Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06   Dec. 31/05 ##  Dec. 31/06    Dec. 31/05
                                         ------------  -------------- ------------  ------------- -----------  ------------
Income:
   Dividends                             $   10,582            --     $    273,643            --  $   435,243  $   173,544
   Interest on policy loans                      --            --        1,957,052       872,164           --           --
                                          ----------     --------     ------------  ------------  -----------  -----------
Total Investment Income                      10,582            --        2,230,695       872,164      435,243      173,544
Expenses:
   Mortality and expense risk                    --            --          654,683       434,630       18,757       16,448
                                          ----------     --------     ------------  ------------  -----------  -----------
Net investment income (loss)                 10,582            --        1,576,012       437,534      416,486      157,096
   Net realized gain (loss)                  26,471         1,123        1,831,934       757,219      (51,728)      29,965
   Change in unrealized appreciation
     (depreciation) during the period        81,348        20,407        8,009,026    12,643,105      151,921       65,598
                                          ----------     --------     ------------  ------------  -----------  -----------
Net increase (decrease) in assets from
  operations                                118,401        21,530       11,416,972    13,837,858      516,679      252,659
                                          ----------     --------     ------------  ------------  -----------  -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,045,338       269,344       13,866,210   130,708,082    6,446,655    5,201,589
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (302,625)      (67,109)     (23,596,020)  (33,213,742)  (4,381,900)  (4,075,507)
   Net transfers between subaccounts             --            --               --            --           --           --
   Net change in policy loans                    --            --          914,984    19,273,206           --           --
                                          ----------     --------     ------------  ------------  -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    742,713       202,235       (8,814,826)  116,767,546    2,064,755    1,126,082
                                          ----------     --------     ------------  ------------  -----------  -----------
Total increase (decrease) in assets         861,114       223,765        2,602,146   130,605,404    2,581,434    1,378,741

Assets, beginning of period                 223,765            --      130,605,404            --   12,155,915   10,777,174
                                          ----------     --------     ------------  ------------  -----------  -----------
Assets, end of period                    $1,084,879      $223,765     $133,207,550  $130,605,404  $14,737,349  $12,155,915
                                          ==========     ========     ============  ============  ===========  ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         --------------------------------------------------
                                          Brandes International     Capital Appreciation
                                              Equity Trust                 Trust
                                         ----------------------- --------------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05   Dec. 31/06  Dec. 31/05 ##
                                         ----------  ----------  -----------  -------------
Income:
   Dividends                             $  151,254  $   84,713  $    81,566          --
   Interest on policy loans                      --          --           --          --
                                         ----------  ----------  -----------     -------
Total Investment Income                     151,254      84,713       81,566          --
Expenses:
   Mortality and expense risk                 8,284       6,811       56,637          --
                                         ----------  ----------  -----------     -------
Net investment income (loss)                142,970      77,902       24,929          --
   Net realized gain (loss)                  57,223      35,139     (139,843)         23
   Change in unrealized appreciation
     (depreciation) during the period       140,705       5,717      381,881         436
                                         ----------  ----------  -----------     -------
Net increase (decrease) in assets from
  operations                                340,898     118,758      266,967         459
                                         ----------  ----------  -----------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              332,464     284,067   25,308,754      13,118
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (202,615)   (198,225)  (3,423,502)     (1,173)
   Net transfers between subaccounts             --          --           --          --
   Net change in policy loans                    --          --           --          --
                                         ----------  ----------  -----------     -------
Net increase (decrease) in assets from
  principal transactions                    129,849      85,842   21,885,252      11,945
                                         ----------  ----------  -----------     -------
Total increase (decrease) in assets         470,747     204,600   22,152,219      12,404

Assets, beginning of period               1,251,221   1,046,621       12,404          --
                                         ----------  ----------  -----------     -------
Assets, end of period                    $1,721,968  $1,251,221  $22,164,623     $12,404
                                         ==========  ==========  ===========     =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                     --------------------------------------------------------------------------
                                                       Classic Value Trust        Core Bond Trust         Core Equity Trust
                                                     ------------------------ ------------------------ ------------------------
                                                     Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                                     Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                     ---------- ------------- ---------- ------------- ---------- -------------
Income:
   Dividends                                         $  24,423    $  4,792      $  269          --      $   514          --
   Interest on policy loans                                 --          --          --          --           --          --
                                                     ---------    --------      ------      ------      -------      ------
Total Investment Income                                 24,423       4,792         269          --          514          --
Expenses:
   Mortality and expense risk                               --          --          --          --           --          --
                                                     ---------    --------      ------      ------      -------      ------
Net investment income (loss)                            24,423       4,792         269          --          514          --
   Net realized gain (loss)                              5,534        (118)         (9)         --          (76)          3
   Change in unrealized appreciation (depreciation)
     during the period                                  65,356      (1,516)         87          48          212         (10)
                                                     ---------    --------      ------      ------      -------      ------
Net increase (decrease) in assets from operations       95,313       3,158         347          48          650          (7)
                                                     ---------    --------      ------      ------      -------      ------
Changes from principal transactions:
   Net premiums from policyholders and transfers to
     policy loans                                      804,936     112,812       1,902       8,237        4,164       8,314
   Transfer to policyholders for benefits,
     terminations and policy loans                    (121,551)    (21,429)       (809)       (194)      (2,458)       (388)
   Net transfers between subaccounts                        --          --          --          --           --          --
   Net change in policy loans                               --          --          --          --           --          --
                                                     ---------    --------      ------      ------      -------      ------
Net increase (decrease) in assets from principal
  transactions                                         683,385      91,383       1,093       8,043        1,706       7,926
                                                     ---------    --------      ------      ------      -------      ------
Total increase (decrease) in assets                    778,698      94,541       1,440       8,091        2,356       7,919

Assets, beginning of period                             94,541          --       8,091          --        7,919          --
                                                     ---------    --------      ------      ------      -------      ------
Assets, end of period                                $ 873,239    $ 94,541      $9,531      $8,091      $10,275      $7,919
                                                     =========    ========      ======      ======      =======      ======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                             Sub-Account
                                                                          --------------------------------------------------
                                                                              CSI Equity Trust        Dynamic Growth Trust
                                                                          ------------------------- ------------------------
                                                                           Year Ended   Year Ended  Year Ended  Year Ended
                                                                           Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05 ##
                                                                          -----------  -----------  ---------- -------------
Income:
   Dividends                                                              $   235,074  $   328,127         --          --
   Interest on policy loans                                                        --           --         --          --
                                                                          -----------  -----------   --------     -------
Total Investment Income                                                       235,074      328,127         --          --
Expenses:
   Mortality and expense risk                                                      --           --         --          --
                                                                          -----------  -----------   --------     -------
Net investment income (loss)                                                  235,074      328,127         --          --
   Net realized gain (loss)                                                   517,490      114,119        795          42
   Change in unrealized appreciation (depreciation) during the period       1,919,503      176,911      1,379         301
                                                                          -----------  -----------   --------     -------
Net increase (decrease) in assets from operations                           2,672,067      619,157      2,174         343
                                                                          -----------  -----------   --------     -------
Changes from principal transactions:
   Net premiums from policyholders and transfers to policy loans            5,114,382    4,730,144     78,989      14,947
   Transfer to policyholders for benefits, terminations and policy loans   (2,338,733)  (1,249,392)   (37,531)     (3,258)
   Net transfers between subaccounts                                               --           --         --          --
   Net change in policy loans                                                      --           --         --          --
                                                                          -----------  -----------   --------     -------
Net increase (decrease) in assets from principal transactions               2,775,649    3,480,752     41,458      11,689
                                                                          -----------  -----------   --------     -------
Total increase (decrease) in assets                                         5,447,716    4,099,909     43,632      12,032

Assets, beginning of period                                                13,617,524    9,517,615     12,032          --
                                                                          -----------  -----------   --------     -------
Assets, end of period                                                     $19,065,240  $13,617,524   $ 55,664     $12,032
                                                                          ===========  ===========   ========     =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
~~~ Terminated as an investment option and funds transferred to Large Cap
    Growth Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                       Sub-Account
                                         ---------------------------------------------------------------------------
                                         Earnings Growth Trust  Emerging Growth Trust   Emerging Small Company Trust
                                         --------------------- ------------------------ ----------------------------
                                              Year Ended       Year Ended  Year Ended   Year Ended    Year Ended
                                            Dec. 31/05 ~~~     Dec. 31/06 Dec. 31/05 ## Dec. 31/06   Dec. 31/05 ##
                                         --------------------- ---------- ------------- ------------ ---------------
Income:
   Dividends                                 $    290,481       $ 26,435          --     $  1,817            --
   Interest on policy loans                            --             --          --           --            --
                                             ------------       --------     -------     --------       -------
Total Investment Income                           290,481         26,435          --        1,817            --
Expenses:
   Mortality and expense risk                      27,470             --          --           --            --
                                             ------------       --------     -------     --------       -------
Net investment income (loss)                      263,011         26,435          --        1,817            --
   Net realized gain (loss)                     1,738,824         (9,119)          9         (174)           15
   Change in unrealized appreciation
     (depreciation) during the period          (3,069,334)       (12,839)        622       (3,087)          603
                                             ------------       --------     -------     --------       -------
Net increase (decrease) in assets from
  operations                                   (1,067,499)         4,477         631       (1,444)          618
                                             ------------       --------     -------     --------       -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  2,539,968        100,936      25,253       49,020        21,871
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (22,459,404)       (23,721)     (1,176)     (13,259)         (551)
   Net transfers between subaccounts                   --             --          --           --            --
   Net change in policy loans                          --             --          --           --            --
                                             ------------       --------     -------     --------       -------
Net increase (decrease) in assets from
  principal transactions                      (19,919,436)        77,215      24,077       35,761        21,320
                                             ------------       --------     -------     --------       -------
Total increase (decrease) in assets           (20,986,935)        81,692      24,708       34,317        21,938

Assets, beginning of period                    20,986,935         24,708          --       21,938            --
                                             ------------       --------     -------     --------       -------
Assets, end of period                                  --       $106,400     $24,708     $ 56,255       $21,938
                                             ============       ========     =======     ========       =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                                Equity-Income        Fidelity VIP II Contrafund (SC)
                                                    Trust                         Trust
                                         --------------------------- -------------------------------
                                          Year Ended    Year Ended             Year Ended
                                          Dec. 31/06   Dec. 31/05 ##         Dec. 31/05 xxxx
                                         ------------  ------------- -------------------------------
Income:
   Dividends                             $  4,124,533            --            $    17,280
   Interest on policy loans                        --            --                     --
                                         ------------  ------------            -----------
Total Investment Income                     4,124,533            --                 17,280
Expenses:
   Mortality and expense risk                 167,535       109,227                     --
                                         ------------  ------------            -----------
Net investment income (loss)                3,956,998      (109,227)                17,280
   Net realized gain (loss)                   546,631       219,635              1,255,505
   Change in unrealized appreciation
     (depreciation) during the period       4,799,537     3,112,925             (1,499,114)
                                         ------------  ------------            -----------
Net increase (decrease) in assets from
  operations                                9,303,166     3,223,333               (226,329)
                                         ------------  ------------            -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             12,329,329    61,360,160              1,982,588
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (15,196,549)  (12,702,934)            (9,062,895)
   Net transfers between subaccounts               --            --                     --
   Net change in policy loans                      --            --                     --
                                         ------------  ------------            -----------
Net increase (decrease) in assets from
  principal transactions                   (2,867,220)   48,657,226             (7,080,307)
                                         ------------  ------------            -----------
Total increase (decrease) in assets         6,435,946    51,880,559             (7,306,636)

Assets, beginning of period                51,880,559            --              7,306,636
                                         ------------  ------------            -----------
Assets, end of period                    $ 58,316,505  $ 51,880,559                     --
                                         ============  ============            ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxxTerminated as an investment option and funds transferred to Total Stock
    Market Index Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index Trust B on May 2, 2005.
^^ Terminated as an investment option and funds transferred to Financial Services Trust on May 2, 2005.

See accompanying notes.

                                                                 Sub-Account
                                ------------------------------------------------------------------------------
                                Fidelity VIP II Growth (SC) Fidelity VIP II Overseas (SC) Financial Industries
                                           Trust                        Trust                    Trust
                                --------------------------- ----------------------------- --------------------
                                        Year Ended                   Year Ended                Year Ended
                                       Dec. 31/05 xx                Dec. 31/05 ^             Dec. 31/05 ^^
                                --------------------------- ----------------------------- --------------------
Income:
   Dividends                            $    11,729                  $    10,225              $    42,504
   Interest on policy loans                      --                           --                       --
                                        -----------                  -----------              -----------
Total Investment Income                      11,729                       10,225                   42,504
Expenses:
   Mortality and expense risk                    --                           --                       --
                                        -----------                  -----------              -----------
Net investment income (loss)                 11,729                       10,225                   42,504
   Net realized gain (loss)                 135,549                       76,788                   68,566
   Change in unrealized
     appreciation
     (depreciation) during
     the period                            (348,207)                    (142,355)                (211,568)
                                        -----------                  -----------              -----------
Net increase (decrease) in
  assets from operations                   (200,929)                     (55,342)                (100,498)
                                        -----------                  -----------              -----------
Changes from principal
  transactions:
   Net premiums from
     policyholders and
     transfers to policy loans              384,322                      365,480                  287,445
   Transfer to policyholders
     for benefits,
     terminations and policy
     loans                               (3,283,992)                  (1,306,018)              (1,696,995)
   Net transfers between
     subaccounts                                 --                           --                       --
   Net change in policy loans                    --                           --                       --
                                        -----------                  -----------              -----------
Net increase (decrease) in
  assets from principal
  transactions                           (2,899,670)                    (940,538)              (1,409,550)
                                        -----------                  -----------              -----------
Total increase (decrease) in
  assets                                 (3,100,599)                    (995,880)              (1,510,048)

Assets, beginning of period               3,100,599                      995,880                1,510,048
                                        -----------                  -----------              -----------
Assets, end of period                            --                           --                       --
                                        ===========                  ===========              ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                         -------------------------------------------------------------
                                         Financial Services Trust  Frontier Capital Appreciation Trust
                                         ------------------------- -----------------------------------
                                         Year Ended   Year Ended       Year Ended       Year Ended
                                         Dec. 31/06  Dec. 31/05 ##     Dec. 31/06       Dec. 31/05
                                         ----------  ------------- ------------------ ----------------
Income:
   Dividends                             $    7,050           --    $   122,434        $  162,136
   Interest on policy loans                      --           --             --                --
                                         ----------   ----------    -----------        ----------
Total Investment Income                       7,050           --        122,434           162,136
Expenses:
   Mortality and expense risk                    --           --          9,569             9,350
                                         ----------   ----------    -----------        ----------
Net investment income (loss)                  7,050           --        112,865           152,786
   Net realized gain (loss)                  48,448       16,998        522,374           114,086
   Change in unrealized appreciation
     (depreciation) during the period       280,769      179,393       (355,791)             (731)
                                         ----------   ----------    -----------        ----------
Net increase (decrease) in assets from
  operations                                336,267      196,391        279,448           266,141
                                         ----------   ----------    -----------        ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              389,636    1,743,271        254,841           238,503
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (417,492)    (448,208)    (1,386,626)         (415,294)
   Net transfers between subaccounts             --           --             --                --
   Net change in policy loans                    --           --             --                --
                                         ----------   ----------    -----------        ----------
Net increase (decrease) in assets from
  principal transactions                    (27,856)   1,295,063     (1,131,785)         (176,791)
                                         ----------   ----------    -----------        ----------
Total increase (decrease) in assets         308,411    1,491,454       (852,337)           89,350

Assets, beginning of period               1,491,454           --      2,133,922         2,044,572
                                         ----------   ----------    -----------        ----------
Assets, end of period                    $1,799,865   $1,491,454    $ 1,281,585        $2,133,922
                                         ==========   ==========    ===========        ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Equity-Income
     Trust on May 2, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         ---------------------------------------------------------------------------------
                                         Fundamental Value Trust Fundamental Value Trust Series 0 Global Allocation Trust
                                         ----------------------- -------------------------------- ------------------------
                                               Year Ended        Year Ended      Year Ended       Year Ended  Year Ended
                                             Dec. 31/05 ^^^^     Dec. 31/06     Dec. 31/05 ##     Dec. 31/06 Dec. 31/05 ##
                                         ----------------------- -------------- ----------------- ---------- -------------
Income:
   Dividends                                  $    711,063       $   5,859              --         $   169           --
   Interest on policy loans                             --              --              --              --           --
                                              ------------       ---------         -------         -------      -------
Total Investment Income                            711,063           5,859              --             169           --
Expenses:
   Mortality and expense risk                       16,348              --              --              --           --
                                              ------------       ---------         -------         -------      -------
Net investment income (loss)                       694,715           5,859              --             169           --
   Net realized gain (loss)                      1,772,764           3,672             206             213           10
   Change in unrealized appreciation
     (depreciation) during the period           (2,591,164)         10,658           4,512           2,067          576
                                              ------------       ---------         -------         -------      -------
Net increase (decrease) in assets from
  operations                                      (123,685)         20,189           4,718           2,449          586
                                              ------------       ---------         -------         -------      -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   2,684,622         220,109          95,445          16,006       12,218
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (15,744,086)       (154,649)         (7,570)         (7,789)        (563)
   Net transfers between subaccounts                    --              --              --              --           --
   Net change in policy loans                           --              --              --              --           --
                                              ------------       ---------         -------         -------      -------
Net increase (decrease) in assets from
  principal transactions                       (13,059,464)         65,460          87,875           8,217       11,655
                                              ------------       ---------         -------         -------      -------
Total increase (decrease) in assets            (13,183,149)         85,649          92,593          10,666       12,241

Assets, beginning of period                     13,183,149          92,593              --          12,241           --
                                              ------------       ---------         -------         -------      -------
Assets, end of period                                   --       $ 178,242         $92,593         $22,907      $12,241
                                              ============       =========         =======         =======      =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                         --------------------------------------------
                                         Global Bond Trust Global Bond Trust Series 0
                                         ----------------- --------------------------
                                            Year Ended      Year Ended   Year Ended
                                           Dec. 31/05 iv    Dec. 31/06  Dec. 31/05 ##
                                         ----------------- -----------  -------------
Income:
   Dividends                                $   198,583    $    85,447            --
   Interest on policy loans                          --             --            --
                                            -----------    -----------   -----------
Total Investment Income                         198,583         85,447            --
Expenses:
   Mortality and expense risk                     6,934         19,237        14,002
                                            -----------    -----------   -----------
Net investment income (loss)                    191,649         66,210       (14,002)
   Net realized gain (loss)                      94,059        (64,450)      (39,814)
   Change in unrealized appreciation
     (depreciation) during the period          (379,211)       320,076      (384,493)
                                            -----------    -----------   -----------
   Net increase (decrease) in assets
     from operations                            (93,503)       321,836      (438,309)
                                            -----------    -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                1,295,465      1,451,834     8,950,319
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (7,528,972)    (2,009,203)   (1,638,226)
   Net transfers between subaccounts                 --             --            --
   Net change in policy loans                        --             --            --
                                            -----------    -----------   -----------
Net increase (decrease) in assets from
  principal transactions                     (6,233,507)      (557,369)    7,312,093
                                            -----------    -----------   -----------
Total increase (decrease) in assets          (6,327,010)      (235,533)    6,873,784

Assets, beginning of period                   6,327,010      6,873,784            --
                                            -----------    -----------   -----------
Assets, end of period                                --    $ 6,638,251   $ 6,873,784
                                            ===========    ===========   ===========

--------
iv Terminated as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(b) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
^^^ Terminated as an investment option and funds transferred to Health Sciences
    Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         ---------------------------------------------------------------------------
                                               Global Trust          Growth & Income Trust     Health Sciences Trust
                                         ------------------------ ---------------------------- ---------------------
                                         Year Ended  Year Ended     Year Ended    Year Ended        Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 (b)  Dec. 31/05      Dec. 31/05 ^^^
                                         ---------- ------------- -------------- ------------  ---------------------
Income:
   Dividends                              $    969          --    $  46,424,436  $ 32,384,275       $   246,591
   Interest on policy loans                     --          --       12,647,986    12,573,304                --
                                          --------     -------    -------------  ------------       -----------
Total Investment Income                        969          --       59,072,422    44,957,579           246,591
Expenses:
   Mortality and expense risk                   --          --        3,207,075     3,112,433                --
                                          --------     -------    -------------  ------------       -----------
Net investment income (loss)                   969          --       55,865,347    41,845,146           246,591
   Net realized gain (loss)                  5,164          81       (2,262,166)   12,424,916            60,144
   Change in unrealized appreciation
     (depreciation) during the period       11,826       1,497       46,107,473    17,250,803          (407,574)
                                          --------     -------    -------------  ------------       -----------
Net increase (decrease) in assets from
  operations                                17,959       1,578       99,710,654    71,520,865          (100,839)
                                          --------     -------    -------------  ------------       -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             213,032      49,788       46,112,736    51,663,392         1,354,989
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (91,859)     (3,050)    (107,600,141)  (98,944,749)       (3,515,817)
   Net transfers between subaccounts            --          --               --        18,033                --
   Net change in policy loans                   --          --        1,512,677     2,966,042                --
                                          --------     -------    -------------  ------------       -----------
Net increase (decrease) in assets from
  principal transactions                   121,173      46,738      (59,974,728)  (44,297,282)       (2,160,828)
                                          --------     -------    -------------  ------------       -----------
Total increase (decrease) in assets        139,132      48,316       39,735,926    27,223,583        (2,261,667)

Assets, beginning of period                 48,316          --      926,292,551   899,068,968         2,261,667
                                          --------     -------    -------------  ------------       -----------
Assets, end of period                     $187,448     $48,316    $ 966,028,477  $926,292,551                --
                                          ========     =======    =============  ============       ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ----------------------------------------------------
                                         Health Sciences Trust Series 0 High Yield Bond Trust
                                         ------------------------------ ---------------------
                                          Year Ended     Year Ended          Year Ended
                                          Dec. 31/06    Dec. 31/05 ##      Dec. 31/05 +++
                                         -------------  --------------- ---------------------
Income:
   Dividends                             $   282,091              --         $   118,117
   Interest on policy loans                       --              --                  --
                                          -----------    -----------         -----------
Total Investment Income                      282,091              --             118,117
Expenses:
   Mortality and expense risk                     --              --               3,763
                                          -----------    -----------         -----------
Net investment income (loss)                 282,091              --             114,354
   Net realized gain (loss)                   91,099          62,635             (90,676)
   Change in unrealized appreciation
     (depreciation) during the period       (166,695)        467,058            (174,729)
                                          -----------    -----------         -----------
Net increase (decrease) in assets from
  operations                                 206,495         529,693            (151,051)
                                          -----------    -----------         -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             1,400,998       3,418,570           1,661,284
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,394,216)     (1,245,915)         (7,244,346)
   Net transfers between subaccounts              --              --                  --
   Net change in policy loans                     --              --                  --
                                          -----------    -----------         -----------
Net increase (decrease) in assets from
  principal transactions                       6,782       2,172,655          (5,583,062)
                                          -----------    -----------         -----------
Total increase (decrease) in assets          213,277       2,702,348          (5,734,113)

Assets, beginning of period                2,702,348              --           5,734,113
                                          -----------    -----------         -----------
Assets, end of period                    $ 2,915,625     $ 2,702,348                  --
                                          ===========    ===========         ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
+++ Terminated as an investment option and funds transferred to High Yield
    Trust on May 2, 2005.
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

                                                                           Sub-Account
                                         --------------------------------------------------------------------------------
                                              High Yield Trust        Income & Value Trust     International Core Trust
                                         -------------------------- ------------------------ ----------------------------
                                          Year Ended   Year Ended   Year Ended  Year Ended     Year Ended    Year Ended
                                          Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 (c) Dec. 31/05 ##
                                         -----------  ------------- ---------- ------------- -------------- -------------
Income:
   Dividends                             $   386,235            --   $    256          --      $   38,048           --
   Interest on policy loans                       --            --         --          --              --           --
                                         -----------   -----------   --------     -------      ----------      -------
Total Investment Income                      386,235            --        256          --          38,048           --
Expenses:
   Mortality and expense risk                 12,101         7,899         --          --              --           --
                                         -----------   -----------   --------     -------      ----------      -------
Net investment income (loss)                 374,134        (7,899)       256          --          38,048           --
   Net realized gain (loss)                   50,673       105,241        226          29           1,461           60
   Change in unrealized appreciation
     (depreciation) during the period        141,181       241,727     10,465         306          86,312        1,599
                                         -----------   -----------   --------     -------      ----------      -------
Net increase (decrease) in assets from
  operations                                 565,988       339,069     10,947         335         125,821        1,659
                                         -----------   -----------   --------     -------      ----------      -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             3,640,676     9,140,250    178,099      12,095       1,109,689       38,321
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (3,920,094)   (3,519,332)    (8,824)     (1,483)       (144,899)      (3,002)
   Net transfers between subaccounts              --            --         --          --              --           --
   Net change in policy loans                     --            --         --          --              --           --
                                         -----------   -----------   --------     -------      ----------      -------
Net increase (decrease) in assets from
  principal transactions                    (279,418)    5,620,918    169,275      10,612         964,790       35,319
                                         -----------   -----------   --------     -------      ----------      -------
Total increase (decrease) in assets          286,570     5,959,987    180,222      10,947       1,090,611       36,978

Assets, beginning of period                5,959,987            --     10,947          --          36,978           --
                                         -----------   -----------   --------     -------      ----------      -------
Assets, end of period                    $ 6,246,557   $ 5,959,987   $191,169     $10,947      $1,127,589      $36,978
                                         ===========   ===========   ========     =======      ==========      =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                         -------------------------------------------------------------------
                                         International Equity Index Trust B International Opportunities Trut
                                         ---------------------------------- --------------------------------
                                           Year Ended        Year Ended       Year Ended      Year Ended
                                           Dec. 31/06        Dec. 31/05       Dec. 31/06     Dec. 31/05 ##
                                         ----------------  ---------------  -------------- -----------------
Income:
   Dividends                             $    795,879      $  3,360,538      $   25,354             --
   Interest on policy loans                   268,908           234,729              --             --
                                           ------------     ------------     ----------       --------
Total Investment Income                     1,064,787         3,595,267          25,354             --
Expenses:
   Mortality and expense risk                 222,634           175,954              --             --
                                           ------------     ------------     ----------       --------
Net investment income (loss)                  842,153         3,419,313          25,354             --
   Net realized gain (loss)                 1,798,071           634,033          13,814          5,072
   Change in unrealized appreciation
     (depreciation) during the period       8,892,185         2,126,676          56,121         12,306
                                           ------------     ------------     ----------       --------
Net increase (decrease) in assets from
  operations                               11,532,409         6,180,022          95,289         17,378
                                           ------------     ------------     ----------       --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             13,221,786        15,791,937       1,024,971        288,015
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (13,370,004)      (10,303,833)       (699,107)       (77,449)
   Net transfers between subaccounts               --                --              --             --
   Net change in policy loans                 583,287           416,496              --             --
                                           ------------     ------------     ----------       --------
Net increase (decrease) in assets from
  principal transactions                      435,069         5,904,600         325,864        210,566
                                           ------------     ------------     ----------       --------
Total increase (decrease) in assets        11,967,478        12,084,622         421,153        227,944

Assets, beginning of period                46,305,584        34,220,962         227,944             --
                                           ------------     ------------     ----------       --------
Assets, end of period                    $ 58,273,062      $ 46,305,584      $  649,097       $227,944
                                           ============     ============     ==========       ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         ------------------------------------------------------------------------------------
                                         International Small Cap Trust International Value Trust Investment Quality Bond Trust
                                         ----------------------------- ------------------------  -----------------------------
                                         Year Ended     Year Ended     Year Ended   Year Ended   Year Ended     Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06  Dec. 31/05 ## Dec. 31/06    Dec. 31/05 ##
                                         ------------- --------------- ----------  ------------- ------------- ---------------
Income:
   Dividends                             $   2,146              --     $  12,387           --     $  3,320             --
   Interest on policy loans                     --              --            --           --           --             --
                                         ---------       ---------     ---------     --------     --------        -------
Total Investment Income                      2,146              --        12,387           --        3,320             --
Expenses:
   Mortality and expense risk                   --              --            --           --           --             --
                                         ---------       ---------     ---------     --------     --------        -------
Net investment income (loss)                 2,146              --        12,387           --        3,320             --
   Net realized gain (loss)                  4,854           8,776         5,180          380         (619)             1
   Change in unrealized appreciation
     (depreciation) during the period       59,355           6,625        89,161        4,035         (102)            86
                                         ---------       ---------     ---------     --------     --------        -------
Net increase (decrease) in assets from
  operations                                66,355          15,401       106,728        4,415        2,599             87
                                         ---------       ---------     ---------     --------     --------        -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             431,226         280,259       778,802      123,012      101,237         37,177
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (193,249)       (146,974)     (244,958)     (13,282)     (65,634)          (369)
   Net transfers between subaccounts            --              --            --           --           --             --
   Net change in policy loans...........        --              --            --           --           --             --
                                         ---------       ---------     ---------     --------     --------        -------
Net increase (decrease) in assets from
  principal transactions                   237,977         133,285       533,844      109,730       35,603         36,808
                                         ---------       ---------     ---------     --------     --------        -------
Total increase (decrease) in assets        304,332         148,686       640,572      114,145       38,202         36,895

Assets, beginning of period                148,686              --       114,145           --       36,895             --
                                         ---------       ---------     ---------     --------     --------        -------
Assets, end of period                    $ 453,018       $ 148,686     $ 754,717     $114,145     $ 75,097        $36,895
                                         =========       =========     =========     ========     ========        =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                          Sub-Account
                                                   ----------------------------------------------------------
                                                   Janus Aspen Global Technology Janus Aspen Worldwide Growth
                                                            (SC) Trust                    (SC) Trust
                                                   ----------------------------- ----------------------------
                                                            Year Ended                    Year Ended
                                                          Dec. 31/05 xxxx                Dec. 31/05 ^
                                                   ----------------------------- ----------------------------
Income:
   Dividends                                                        --                            --
   Interest on policy loans                                         --                            --
                                                            ----------                    ----------
Total Investment Income                                             --                            --
Expenses:
   Mortality and expense risk                                       --                            --
                                                            ----------                    ----------
Net investment income (loss)                                        --                            --
   Net realized gain (loss)                                     45,220                        66,322
   Change in unrealized appreciation
     (depreciation) during the period                         (158,736)                     (122,977)
                                                            ----------                    ----------
Net increase (decrease) in assets from operations             (113,516)                      (56,655)
                                                            ----------                    ----------
Changes from principal transactions:
   Net premiums from policyholders and transfers
     to policy loans                                           175,412                       202,366
   Transfer to policyholders for benefits,
     terminations and policy loans                          (1,215,683)                   (1,462,747)
   Net transfers between subaccounts                                --                            --
   Net change in policy loans                                       --                            --
                                                            ----------                    ----------
Net increase (decrease) in assets from principal
  transactions                                              (1,040,271)                   (1,260,381)
                                                            ----------                    ----------
Total increase (decrease) in assets                         (1,153,787)                   (1,317,036)

Assets, beginning of period                                  1,153,787                     1,317,036
                                                            ----------                    ----------
Assets, end of period                                               --                            --
                                                            ==========                    ==========

--------
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index Trust B on May 2, 2005.
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005.
(a) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                         Sub-Account
                                         -------------------------------------------------------------------------------
                                         Large Cap Growth Trust Large Cap Growth Trust Series 0     Large Cap Trust
                                         ---------------------- ------------------------------- ------------------------
                                               Year Ended         Year Ended      Year Ended    Year Ended  Year Ended
                                              Dec. 31/05 x      Dec. 31/06 (a)   Dec. 31/05 ##  Dec. 31/06 Dec. 31/05 ##
                                         ---------------------- ---------------- -------------- ---------- -------------
Income:
   Dividends                                 $      49,104       $     99,494              --   $   1,136          --
   Interest on policy loans                       (212,519)                --              --          --          --
                                             -------------       ------------     -----------   ---------     -------
Total Investment Income                           (163,415)            99,494              --       1,136          --
Expenses:
   Mortality and expense risk                      205,373             28,652          57,546          --          --
                                             -------------       ------------     -----------   ---------     -------
Net investment income (loss)                      (368,788)            70,842         (57,546)      1,136          --
   Net realized gain (loss)                    (46,676,449)         1,679,380          78,925       2,016          35
   Change in unrealized appreciation
     (depreciation) during the period           40,449,606         (1,291,214)      1,291,214      20,845       2,036
                                             -------------       ------------     -----------   ---------     -------
Net increase (decrease) in assets from
  operations                                    (6,595,631)           459,008       1,312,593      23,997       2,071
                                             -------------       ------------     -----------   ---------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                   6,678,135        (12,994,894)     23,857,822     298,441      43,274
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (127,624,492)        (8,570,977)     (4,063,552)   (167,836)     (1,633)
   Net transfers between subaccounts                    --                 --              --          --          --
   Net change in policy loans                           --                 --              --          --          --
                                             -------------       ------------     -----------   ---------     -------
Net increase (decrease) in assets from
  principal transactions                      (120,946,357)       (21,565,871)     19,794,270     130,605      41,641
                                             -------------       ------------     -----------   ---------     -------
Total increase (decrease) in assets           (127,541,988)       (21,106,863)     21,106,863     154,602      43,712

Assets, beginning of period                    127,541,988         21,106,863              --      43,712          --
                                             -------------       ------------     -----------   ---------     -------
Assets, end of period                                   --                 --     $21,106,863   $ 198,314     $43,712
                                             =============       ============     ===========   =========     =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         ----------------------------------------------------
                                         Large Cap Value Trust Large Cap Value Trust Series 0
                                         --------------------- ------------------------------
                                              Year Ended        Year Ended     Year Ended
                                            Dec. 31/05 ^^^^     Dec. 31/06    Dec. 31/05 ##
                                         --------------------- -------------  ---------------
Income:
   Dividends                                 $  1,187,602      $    74,812             --
   Interest on policy loans                            --               --             --
                                             ------------       -----------    ----------
Total Investment Income                         1,187,602           74,812             --
Expenses:
   Mortality and expense risk                      36,428               --             --
                                             ------------       -----------    ----------
Net investment income (loss)                    1,151,174           74,812             --
   Net realized gain (loss)                     3,356,078           21,864          4,047
   Change in unrealized appreciation
     (depreciation) during the period          (5,507,693)          60,134         43,039
                                             ------------       -----------    ----------
Net increase (decrease) in assets from
  operations                                   (1,000,441)         156,810         47,086
                                             ------------       -----------    ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                 12,962,337        1,472,236      1,009,425
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (47,696,551)      (1,067,263)      (259,251)
   Net transfers between subaccounts                   --               --             --
   Net change in policy loans                          --               --             --
                                             ------------       -----------    ----------
Net increase (decrease) in assets from
  principal transactions                      (34,734,214)         404,973        750,174
                                             ------------       -----------    ----------
Total increase (decrease) in assets           (35,734,655)         561,783        797,260

Assets, beginning of period                    35,734,655          797,260             --
                                             ------------       -----------    ----------
Assets, end of period                                  --      $ 1,359,043     $  797,260
                                             ============       ===========    ==========

--------
^^^^ Terminated as an investment option and funds transferred to Equity-Income
     Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(d)  Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.
(e)  Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(h)  Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

See accompanying notes.

                                                                              Sub-Account
                                         --------------------------------------------------------------------------------------
                                          Lifestyle Aggressive Trust    Lifestyle Balanced Trust   Lifestyle Conservative Trust
                                         ---------------------------- ---------------------------- ----------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                         Dec. 31/06 (d) Dec. 31/05 ## Dec. 31/06 (e) Dec. 31/05 ## Dec. 31/06 (h) Dec. 31/05 ##
                                         -------------- ------------- -------------- ------------- -------------- -------------
Income:
   Dividends                               $  684,678    $      240    $   810,693    $    2,807      $  4,411            --
   Interest on policy loans                        --            --             --            --            --            --
                                           ----------    ----------    -----------    ----------      --------       -------
Total Investment Income                       684,678           240        810,693         2,807         4,411            --
Expenses:
   Mortality and expense risk                      --            --          9,330         1,890            --            --
                                           ----------    ----------    -----------    ----------      --------       -------
Net investment income (loss)                  684,678           240        801,363           917         4,411            --
   Net realized gain (loss)                   (50,336)       10,533         (6,731)       20,302          (372)           (7)
   Change in unrealized appreciation
     (depreciation) during the period        (185,713)       51,749        249,064       118,597        13,896           478
                                           ----------    ----------    -----------    ----------      --------       -------
Net increase (decrease) in assets from
  operations                                  448,629        62,522      1,043,696       139,816        17,935           471
                                           ----------    ----------    -----------    ----------      --------       -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              3,489,729     1,441,139      8,371,039     5,710,420       306,999        56,742
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                   (890,473)     (219,238)    (2,669,877)     (905,576)      (99,350)       (6,140)
   Net transfers between subaccounts               --            --             --            --            --            --
   Net change in policy loans                      --            --             --            --            --            --
                                           ----------    ----------    -----------    ----------      --------       -------
Net increase (decrease) in assets from
  principal transactions                    2,599,256     1,221,901      5,701,162     4,804,844       207,649        50,602
                                           ----------    ----------    -----------    ----------      --------       -------
Total increase (decrease) in assets         3,047,885     1,284,423      6,744,858     4,944,660       225,584        51,073

Assets, beginning of period                 1,284,423            --      4,944,660            --        51,073            --
                                           ----------    ----------    -----------    ----------      --------       -------
Assets, end of period                      $4,332,308    $1,284,423    $11,689,518    $4,944,660      $276,657       $51,073
                                           ==========    ==========    ===========    ==========      ========       =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                Sub-Account
                                         ---------------------------------------------------------
                                            Lifestyle Growth Trust      Lifestyle Moderate Trust
                                         ---------------------------- ----------------------------
                                           Year Ended    Year Ended     Year Ended    Year Ended
                                         Dec. 31/06 (f) Dec. 31/05 ## Dec. 31/06 (g) Dec. 31/05 ##
                                         -------------- ------------- -------------- -------------
Income:
   Dividends                              $ 1,933,045    $    3,990     $   97,496           --
   Interest on policy loans                        --            --             --           --
                                          -----------    ----------     ----------     --------
Total Investment Income                     1,933,045         3,990         97,496           --
Expenses:
   Mortality and expense risk                  28,497         2,476          2,473          768
                                          -----------    ----------     ----------     --------
Net investment income (loss)                1,904,548         1,514         95,023         (768)
   Net realized gain (loss)                    33,623         8,074         (7,699)         424
   Change in unrealized appreciation
     (depreciation) during the period         695,996       236,953         31,096        9,455
                                          -----------    ----------     ----------     --------
Net increase (decrease) in assets from
  operations                                2,634,167       246,541        118,420        9,111
                                          -----------    ----------     ----------     --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             25,528,279     7,697,096      1,101,971      657,895
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (6,126,012)     (804,601)      (321,305)     (41,732)
   Net transfers between subaccounts               --            --             --           --
   Net change in policy loans                      --            --             --           --
                                          -----------    ----------     ----------     --------
Net increase (decrease) in assets from
  principal transactions                   19,402,267     6,892,495        780,666      616,163
                                          -----------    ----------     ----------     --------
Total increase (decrease) in assets        22,036,434     7,139,036        899,086      625,274

Assets, beginning of period                 7,139,036            --        625,274           --
                                          -----------    ----------     ----------     --------
Assets, end of period                     $29,175,470    $7,139,036     $1,524,360     $625,274
                                          ===========    ==========     ==========     ========

--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
xxx Terminated as an investment option and funds transferred to Small Cap Index
    Trust on May 2, 2005.

See accompanying notes.

                                                                       Sub-Account
                                         ------------------------------------------------------------------------
                                                                     MFS Investors Growth Stock MFS New Discovery
                                                Managed Trust            Series (IC) Trust      Series (IC) Trust
                                         --------------------------- -------------------------- -----------------
                                          Year Ended    Year Ended           Year Ended            Year Ended
                                          Dec. 31/06    Dec. 31/05         Dec. 31/05 xx         Dec. 31/05 xxx
                                         ------------  ------------  -------------------------- -----------------
Income:
   Dividends                             $ 29,379,976  $  9,570,037         $     3,371                    --
   Interest on policy loans                 5,446,741     5,464,992                  --                    --
                                         ------------  ------------         -----------            ----------
Total Investment Income                    34,826,717    15,035,029               3,371                    --
Expenses:
   Mortality and expense risk               2,317,116     2,367,055                  --                    --
                                         ------------  ------------         -----------            ----------
Net investment income (loss)               32,509,601    12,667,974               3,371                    --
   Net realized gain (loss)                  (110,142)    2,502,230              45,957                55,514
   Change in unrealized appreciation
     (depreciation) during the period      (3,407,129)   (2,332,897)           (107,718)             (213,730)
                                         ------------  ------------         -----------            ----------
Net increase (decrease) in assets from
  operations                               28,992,330    12,837,307             (58,390)             (158,216)
                                         ------------  ------------         -----------            ----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             25,285,234    30,694,235             163,758               151,136
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (55,828,304)  (54,320,346)         (1,004,515)           (1,125,721)
   Net transfers between subaccounts               --            --                  --                    --
   Net change in policy loans                 484,096     1,765,046                  --                    --
                                         ------------  ------------         -----------            ----------
Net increase (decrease) in assets from
  principal transactions                  (30,058,974)  (21,861,065)           (840,757)             (974,585)
                                         ------------  ------------         -----------            ----------
Total increase (decrease) in assets        (1,066,644)   (9,023,758)           (899,147)           (1,132,801)

Assets, beginning of period               450,333,585   459,357,343             899,147             1,132,801
                                         ------------  ------------         -----------            ----------
Assets, end of period                    $449,266,941  $450,333,585                  --                    --
                                         ============  ============         ===========            ==========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                         -----------------------------------------------------------
                                         MFS Research Series (IC) Trust      Mid Cap Core Trust
                                         ------------------------------ ----------------------------
                                                   Year Ended             Year Ended    Year Ended
                                                Dec. 31/05 xxxx         Dec. 31/06 (j) Dec. 31/05 ##
                                         ------------------------------ -------------- -------------
Income:
   Dividends                                       $   2,568              $  52,720            --
   Interest on policy loans                               --                     --            --
                                                   ---------              ---------      --------
Total Investment Income                                2,568                 52,720            --
Expenses:
   Mortality and expense risk                             --                     --            --
                                                   ---------              ---------      --------
Net investment income (loss)                           2,568                 52,720            --
   Net realized gain (loss)                           76,475                (32,213)          222
   Change in unrealized appreciation
     (depreciation) during the period               (106,938)                (2,857)        2,829
                                                   ---------              ---------      --------
Net increase (decrease) in assets from
  operations                                         (27,895)                17,650         3,051
                                                   ---------              ---------      --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        99,156                 98,040       189,502
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                          (598,677)              (286,898)      (21,345)
   Net transfers between subaccounts                      --                     --            --
   Net change in policy loans                             --                     --            --
                                                   ---------              ---------      --------
Net increase (decrease) in assets from
  principal transactions                            (499,521)              (188,858)      168,157
                                                   ---------              ---------      --------
Total increase (decrease) in assets                 (527,416)              (171,208)      171,208

Assets, beginning of period                          527,416                171,208            --
                                                   ---------              ---------      --------
Assets, end of period                                     --                     --      $171,208
                                                   =========              =========      ========

--------
xxxx Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005.
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
### Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005.

See accompanying notes.

                                                                    Sub-Account
                                         ------------------------------------------------------------------
                                            Mid Cap
                                          Growth Trust    Mid Cap Index Trust       Mid Cap Stock Trust
                                         -------------- ------------------------ --------------------------
                                           Year Ended   Year Ended  Year Ended    Year Ended   Year Ended
                                         Dec. 31/05 ### Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ##
                                         -------------- ---------- ------------- -----------  -------------
Income:
   Dividends                              $    790,264  $  25,996           --   $ 1,167,401            --
   Interest on policy loans                         --         --           --            --            --
                                          ------------  ---------    ---------   -----------   -----------
Total Investment Income                        790,264     25,996           --     1,167,401            --
Expenses:
   Mortality and expense risk                   32,137         --           --       115,035        70,339
                                          ------------  ---------    ---------   -----------   -----------
Net investment income (loss)                   758,127     25,996           --     1,052,366       (70,339)
   Net realized gain (loss)                    134,497     15,682       29,065     1,089,561       364,317
   Change in unrealized appreciation
     (depreciation) during the period       (2,695,926)     2,066       35,193     1,305,563     5,566,919
                                          ------------  ---------    ---------   -----------   -----------
Net increase (decrease) in assets from
  operations                                (1,803,302)    43,744       64,258     3,447,490     5,860,897
                                          ------------  ---------    ---------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans               2,662,113    643,961      678,977     5,834,326    28,949,017
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (24,717,185)  (268,676)    (340,342)   (7,817,739)   (7,032,658)
   Net transfers between subaccounts                --         --           --            --            --
   Net change in policy loans                       --         --           --            --            --
                                          ------------  ---------    ---------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions                   (22,055,072)   375,285      338,635    (1,983,413)   21,916,359
                                          ------------  ---------    ---------   -----------   -----------
Total increase (decrease) in assets        (23,858,374)   419,029      402,893     1,464,077    27,777,256

Assets, beginning of period                 23,858,374    402,893           --    27,777,256            --
                                          ------------  ---------    ---------   -----------   -----------
Assets, end of period                               --  $ 821,922    $ 402,893   $29,241,333   $27,777,256
                                          ============  =========    =========   ===========   ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                              Sub-Account
                                                                          ---------------------------------------------------
                                                                            Mid Cap Value Trust         Mid Value Trust
                                                                          ------------------------ --------------------------
                                                                          Year Ended  Year Ended    Year Ended   Year Ended
                                                                          Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ii
                                                                          ---------- ------------- -----------  -------------
Income:
   Dividends                                                              $  64,002          --    $ 1,065,656   $   182,742
   Interest on policy loans                                                      --          --             --            --
                                                                          ---------    --------    -----------   -----------
Total Investment Income                                                      64,002          --      1,065,656       182,742
Expenses:
   Mortality and expense risk                                                    --          --         33,257        30,282
                                                                          ---------    --------    -----------   -----------
Net investment income (loss)                                                 64,002          --      1,032,399       152,460
   Net realized gain (loss)                                                 (19,125)      2,591        388,068       290,855
   Change in unrealized appreciation (depreciation) during the period         7,477      11,664      1,013,495       392,818
                                                                          ---------    --------    -----------   -----------
Net increase (decrease) in assets from operations                            52,354      14,255      2,433,962       836,133
                                                                          ---------    --------    -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and transfers to policy loans            419,212     361,600      4,001,449     7,170,694
   Transfer to policyholders for benefits, terminations and policy loans   (258,573)    (41,733)    (4,688,762)   (6,439,699)
   Net transfers between subaccounts                                             --          --             --            --
   Net change in policy loans                                                    --          --             --            --
                                                                          ---------    --------    -----------   -----------
Net increase (decrease) in assets from principal transactions               160,639     319,867       (687,313)      730,995
                                                                          ---------    --------    -----------   -----------
Total increase (decrease) in assets                                         212,993     334,122      1,746,649     1,567,128

Assets, beginning of period                                                 334,122          --     12,568,033    11,000,905
                                                                          ---------    --------    -----------   -----------
Assets, end of period                                                     $ 547,115    $334,122    $14,314,682   $12,568,033
                                                                          =========    ========    ===========   ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
ii  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.
ix  Renamed on May 2, 2005. Formerly known as Money Market Trust.
iii Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

See accompanying notes.

                                                                            Sub-Account
                                         ----------------------------------------------------------------------------------
                                            Money Market Trust B      Natural Resources Trust      Overseas Equity Trust
                                         --------------------------- -------------------------- ---------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                          Dec. 31/06   Dec. 31/05 ix  Dec. 31/06  Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 iii
                                         ------------  ------------- -----------  ------------- -----------  --------------
Income:
   Dividends                             $  3,553,447  $  2,220,427  $   421,188           --   $   872,663   $   484,500
   Interest on policy loans                   916,293       930,167           --           --            --            --
                                         ------------  ------------  -----------   ----------   -----------   -----------
Total Investment Income                     4,469,740     3,150,594      421,188           --       872,663       484,500
Expenses:
   Mortality and expense risk                 393,435       398,735           --           --        69,646        60,125
                                         ------------  ------------  -----------   ----------   -----------   -----------
Net investment income (loss)                4,076,305     2,751,859      421,188           --       803,017       424,375
   Net realized gain (loss)                        --            --        4,927       54,777     1,242,021     1,131,155
   Change in unrealized appreciation
     (depreciation) during the period              --            --     (112,226)     113,323     1,522,792     1,374,395
                                         ------------  ------------  -----------   ----------   -----------   -----------
Net increase (decrease) in assets from
  operations                                4,076,305     2,751,859      313,889      168,100     3,567,830     2,929,925
                                         ------------  ------------  -----------   ----------   -----------   -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             48,400,826    67,943,149    2,290,251    1,749,554     7,564,818     7,939,768
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (53,047,323)  (69,457,099)  (1,724,395)    (419,325)   (8,638,480)   (8,933,693)
   Net transfers between subaccounts               --       (18,032)          --           --            --            --
   Net change in policy loans                (339,749)     (221,196)          --           --            --            --
                                         ------------  ------------  -----------   ----------   -----------   -----------
Net increase (decrease) in assets from
  principal transactions                   (4,986,246)   (1,753,178)     565,856    1,330,229    (1,073,662)     (993,925)
                                         ------------  ------------  -----------   ----------   -----------   -----------
Total increase (decrease) in assets          (909,941)      998,681      879,745    1,498,329     2,494,168     1,936,000

Assets, beginning of period                89,466,690    88,468,009    1,498,329           --    19,318,182    17,382,182
                                         ------------  ------------  -----------   ----------   -----------   -----------
Assets, end of period                    $ 88,556,749  $ 89,466,690  $ 2,378,074   $1,498,329   $21,812,350   $19,318,182
                                         ============  ============  ===========   ==========   ===========   ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                           Sub-Account
                                         -----------------------------------------------
                                                                    ProFund Rising Rates
                                             Pacific Rim Trust       Opportunity Trust
                                         -------------------------- --------------------
                                          Year Ended   Year Ended        Year Ended
                                          Dec. 31/06  Dec. 31/05 ##     Dec. 31/05 #
                                         -----------  ------------- --------------------
Income:
   Dividends                             $     7,109          --                --
   Interest on policy loans                       --          --                --
                                         -----------    --------          --------
Total Investment Income                        7,109          --                --
Expenses:
   Mortality and expense risk                     --          --                --
                                         -----------    --------          --------
Net investment income (loss)                   7,109          --                --
   Net realized gain (loss)                   41,338       1,554               (30)
   Change in unrealized appreciation
     (depreciation) during the period          4,556      29,977               455
                                         -----------    --------          --------
Net increase (decrease) in assets from
  operations                                  53,003      31,531               425
                                         -----------    --------          --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             1,485,595     304,411          (138,716)
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (1,003,534)     (7,368)           (1,686)
   Net transfers between subaccounts              --          --                --
   Net change in policy loans                     --          --                --
                                         -----------    --------          --------
Net increase (decrease) in assets from
  principal transactions                     482,061     297,043          (140,402)
                                         -----------    --------          --------
Total increase (decrease) in assets          535,064     328,574          (139,977)

Assets, beginning of period                  328,574          --           139,977
                                         -----------    --------          --------
Assets, end of period                    $   863,638    $328,574                --
                                         ===========    ========          ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
#   Reflects fund closed on May 2, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         ------------------------------------------------------------------------------
                                         ProFund VP Basic Materials Trust ProFund VP Bull Trust ProFund VP Energy Trust
                                         -------------------------------- --------------------- -----------------------
                                                    Year Ended                 Year Ended             Year Ended
                                                   Dec. 31/05 #               Dec. 31/05 #           Dec. 31/05 #
                                         -------------------------------- --------------------- -----------------------
Income:
   Dividends                                              --                          --                     --
   Interest on policy loans                               --                          --                     --
                                                     -------                    --------                -------
Total Investment Income                                   --                          --                     --
Expenses:
   Mortality and expense risk                             --                          --                     --
                                                     -------                    --------                -------
Net investment income (loss)                              --                          --                     --
   Net realized gain (loss)                             (787)                      3,363                  3,621
   Change in unrealized appreciation
     (depreciation) during the period                     --                      (7,980)                    --
                                                     -------                    --------                -------
Net increase (decrease) in assets from
  operations                                            (787)                     (4,617)                 3,621
                                                     -------                    --------                -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        53,988                      95,550                 58,487
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                           (53,201)                   (232,225)               (62,108)
   Net transfers between subaccounts                      --                          --                     --
   Net change in policy loans                             --                          --                     --
                                                     -------                    --------                -------
Net increase (decrease) in assets from
  principal transactions                                 787                    (136,675)                (3,621)
                                                     -------                    --------                -------
Total increase (decrease) in assets                       --                    (141,292)                    --

Assets, beginning of period                               --                     141,292                     --
                                                     -------                    --------                -------
Assets, end of period                                     --                          --                     --
                                                     =======                    ========                =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                         ----------------------------------------------
                                         ProFund VP Europe 30 ProFund VP Mid-Cap Growth
                                                Trust                   Trust
                                         -------------------- -------------------------
                                              Year Ended             Year Ended
                                             Dec. 31/05 #           Dec. 31/05 #
                                         -------------------- -------------------------
Income:
   Dividends                                        --                      --
   Interest on policy loans                         --                      --
                                                ------                 -------
Total Investment Income                             --                      --
Expenses:
   Mortality and expense risk                       --                      --
                                                ------                 -------
Net investment income (loss)                        --                      --
   Net realized gain (loss)                       (202)                 (1,328)
   Change in unrealized appreciation
     (depreciation) during the period                5                    (673)
                                                ------                 -------
Net increase (decrease) in assets from
  operations                                      (197)                 (2,001)
                                                ------                 -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                      --                  66,850
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                      (6,946)                (79,123)
   Net transfers between subaccounts                --                      --
   Net change in policy loans                       --                      --
                                                ------                 -------
Net increase (decrease) in assets from
  principal transactions                        (6,946)                (12,273)
                                                ------                 -------
Total increase (decrease) in assets             (7,143)                (14,274)

Assets, beginning of period                      7,143                  14,274
                                                ------                 -------
Assets, end of period                               --                      --
                                                ======                 =======

--------
# Reflects fund closed on May 2, 2005.

See accompanying notes.

                                                           Sub-Account
                                         ------------------------------------------------
                                         ProFund VP Mid-Cap ProFund VP Money  ProFund VP
                                            Value Trust       Market Trust    OTC Trust
                                         ------------------ ---------------- ------------
                                             Year Ended        Year Ended     Year Ended
                                            Dec. 31/05 #      Dec. 31/05 #   Dec. 31/05 #
                                         ------------------ ---------------- ------------
Income:
   Dividends                                        --         $     137             --
   Interest on policy loans                         --                --             --
                                              --------         ---------       --------
Total Investment Income                             --               137             --
Expenses:
   Mortality and expense risk                       --                --             --
                                              --------         ---------       --------
Net investment income (loss)                        --               137             --
   Net realized gain (loss)                       (606)               --           (737)
   Change in unrealized appreciation
     (depreciation) during the period               --                --            (68)
                                              --------         ---------       --------
Net increase (decrease) in assets from
  operations                                      (606)              137           (805)
                                              --------         ---------       --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                 268,669           892,566        131,541
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                    (268,063)         (872,751)      (143,824)
   Net transfers between subaccounts                --           (28,910)        (1,182)
   Net change in policy loans                       --                --             --
                                              --------         ---------       --------
Net increase (decrease) in assets from
  principal transactions                           606            (9,095)       (13,465)
                                              --------         ---------       --------
Total increase (decrease) in assets                 --            (8,958)       (14,270)

Assets, beginning of period                         --             8,958         14,270
                                              --------         ---------       --------
Assets, end of period                               --                --             --
                                              ========         =========       ========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                      Sub-Account
                                          ------------------------------------
                                          ProFund VP Real ProFund VP Small-Cap
                                           Estate Trust       Growth Trust
                                          --------------- --------------------
                                            Year Ended         Year Ended
                                           Dec. 31/05 #       Dec. 31/05 #
                                          --------------- --------------------
 Income:
    Dividends                                $    103                 --
    Interest on policy loans                       --                 --
                                             --------           --------
 Total Investment Income                          103                 --
 Expenses:
    Mortality and expense risk                     --                 --
                                             --------           --------
 Net investment income (loss)                     103                 --
    Net realized gain (loss)                      728             (2,172)
    Change in unrealized appreciation
      (depreciation) during the period             --               (265)
                                             --------           --------
 Net increase (decrease) in assets from
   operations                                     831             (2,437)
                                             --------           --------
 Changes from principal transactions:
    Net premiums from policyholders and
      transfers to policy loans                53,987            346,168
    Transfer to policyholders for
      benefits, terminations and policy
      loans                                   (54,818)          (350,831)
    Net transfers between subaccounts              --            (12,534)
    Net change in policy loans                     --                 --
                                             --------           --------
 Net increase (decrease) in assets from
   principal transactions                        (831)           (17,197)
                                             --------           --------
 Total increase (decrease) in assets               --            (19,634)

 Assets, beginning of period                       --             19,634
                                             --------           --------
 Assets, end of period                             --                 --
                                             ========           ========

--------
#   Reflects fund closed on May 2, 2005.

See accompanying notes.

                                                                 Sub-Account
                                         ------------------------------------------------------------
                                                                                          ProFund VP
                                         ProFund VP Small-Cap ProFund VP U.S. Government  UltraBull
                                             Value Trust              Plus Trust            Trust
                                         -------------------- -------------------------- ------------
                                              Year Ended              Year Ended          Year Ended
                                             Dec. 31/05 #            Dec. 31/05 #        Dec. 31/05 #
                                         -------------------- -------------------------- ------------
Income:
   Dividends                                         --               $      93                 --
   Interest on policy loans                          --                      --                 --
                                               --------               ---------             ------
Total Investment Income                              --                      93                 --
Expenses:
   Mortality and expense risk                        --                      --                 --
                                               --------               ---------             ------
Net investment income (loss)                         --                      93                 --
   Net realized gain (loss)                        (450)                    702               (178)
   Change in unrealized appreciation
     (depreciation) during the period               (93)                    113                  9
                                               --------               ---------             ------
Net increase (decrease) in assets from
  operations                                       (543)                    908               (169)
                                               --------               ---------             ------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                  226,614                 245,947              2,680
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                     (233,217)               (264,884)            (2,502)
   Net transfers between subaccounts                 --                      --             (2,680)
   Net change in policy loans                        --                      --                 --
                                               --------               ---------             ------
Net increase (decrease) in assets from
  principal transactions                         (6,603)                (18,937)            (2,502)
                                               --------               ---------             ------
Total increase (decrease) in assets              (7,146)                (18,029)            (2,671)

Assets, beginning of period                       7,146                  18,029              2,671
                                               --------               ---------             ------
Assets, end of period                                --                      --                 --
                                               ========               =========             ======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                                Sub-Account
                                                                          -------------------------------------------------------
                                                                          ProFund VP UltraMid-Cap Trust ProFund VP UltraOTC Trust
                                                                          ----------------------------- -------------------------
                                                                                   Year Ended                  Year Ended
                                                                                  Dec. 31/05 #                Dec. 31/05 #
                                                                          ----------------------------- -------------------------
Income:
   Dividends                                                                             --                          --
   Interest on policy loans                                                              --                          --
                                                                                     ------                      ------
Total Investment Income                                                                  --                          --
Expenses:
   Mortality and expense risk                                                            --                          --
                                                                                     ------                      ------
Net investment income (loss)                                                             --                          --
   Net realized gain (loss)                                                            (189)                       (382)
   Change in unrealized appreciation (depreciation) during the period                     1                           9
                                                                                     ------                      ------
Net increase (decrease) in assets from operations                                      (188)                       (373)
                                                                                     ------                      ------
Changes from principal transactions:
   Net premiums from policyholders and transfers to policy loans                      2,679                       2,680
   Transfer to policyholders for benefits, terminations and policy loans             (2,490)                     (2,298)
   Net transfers between subaccounts                                                 (2,680)                     (2,680)
   Net change in policy loans                                                            --                          --
                                                                                     ------                      ------
Net increase (decrease) in assets from principal transactions                        (2,491)                     (2,298)
                                                                                     ------                      ------
Total increase (decrease) in assets                                                  (2,679)                     (2,671)

Assets, beginning of period                                                           2,679                       2,671
                                                                                     ------                      ------
Assets, end of period                                                                    --                          --
                                                                                     ======                      ======

--------
#   Reflects fund closed on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                             Sub-Account
                                         -------------------------------------------------------------------------------------
                                         ProFund VP UltraSmall-Cap Trust ProFund VP Utilities Trust Quantitative All Cap Trust
                                         ------------------------------- -------------------------- --------------------------
                                                   Year Ended                    Year Ended         Year Ended   Year Ended
                                                  Dec. 31/05 #                  Dec. 31/05 #        Dec. 31/06  Dec. 31/05 ##
                                         ------------------------------- -------------------------- ----------- --------------
Income:
   Dividends                                             --                            --            $  3,872      $  108
   Interest on policy loans                              --                            --                  --          --
                                                     ------                       -------            --------      ------
Total Investment Income                                  --                            --               3,872         108
Expenses:
   Mortality and expense risk                            --                            --                  --          --
                                                     ------                       -------            --------      ------
Net investment income (loss)                             --                            --               3,872         108
   Net realized gain (loss)                            (309)                        1,316                (111)          9
   Change in unrealized appreciation
     (depreciation) during the period                    22                            --                 451         (23)
                                                     ------                       -------            --------      ------
Net increase (decrease) in assets from
  operations                                           (287)                        1,316               4,212          94
                                                     ------                       -------            --------      ------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                        2,680                        53,988              89,224       1,845
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                           (2,371)                      (55,304)            (14,285)       (284)
   Net transfers between subaccounts                 (2,680)                           --                  --          --
   Net change in policy loans                            --                            --                  --          --
                                                     ------                       -------            --------      ------
Net increase (decrease) in assets from
  principal transactions                             (2,371)                       (1,316)             74,939       1,561
                                                     ------                       -------            --------      ------
Total increase (decrease) in assets                  (2,658)                           --              79,151       1,655

Assets, beginning of period                           2,658                            --               1,655          --
                                                     ------                       -------            --------      ------
Assets, end of period                                    --                            --            $ 80,806      $1,655
                                                     ======                       =======            ========      ======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                      Sub-Account
                                                   -------------------------------------------------
                                                     Quantitative Mid Cap      Quantitative Value
                                                            Trust                    Trust
                                                   ------------------------ ------------------------
                                                   Year Ended  Year Ended   Year Ended  Year Ended
                                                   Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                   ---------- ------------- ---------- -------------
Income:
   Dividends                                       $ 111,915          --     $  1,325         --
   Interest on policy loans                               --          --           --         --
                                                   ---------    --------     --------     ------
Total Investment Income                              111,915          --        1,325         --
Expenses:
   Mortality and expense risk                             --          --           --         --
                                                   ---------    --------     --------     ------
Net investment income (loss)                         111,915          --        1,325         --
   Net realized gain (loss)                          (64,233)        115         (413)         4
   Change in unrealized appreciation
     (depreciation) during the period                (35,803)     21,870       11,228        200
                                                   ---------    --------     --------     ------
Net increase (decrease) in assets from operations     11,879      21,985       12,140        204
                                                   ---------    --------     --------     ------
Changes from principal transactions:
   Net premiums from policyholders and transfers
     to policy loans                                 141,616     379,701      178,944      3,524
   Transfer to policyholders for benefits,
     terminations and policy loans                  (397,065)    (52,130)     (83,536)      (389)
   Net transfers between subaccounts                      --          --           --         --
   Net change in policy loans                             --          --           --         --
                                                   ---------    --------     --------     ------
Net increase (decrease) in assets from principal
  transactions                                      (255,449)    327,571       95,408      3,135
                                                   ---------    --------     --------     ------
Total increase (decrease) in assets                 (243,570)    349,556      107,548      3,339

Assets, beginning of period                          349,556          --        3,339         --
                                                   ---------    --------     --------     ------
Assets, end of period                              $ 105,986    $349,556     $110,887     $3,339
                                                   =========    ========     ========     ======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
+ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         -----------------------------------------------------------------------------
                                         Real Estate Equity Trust Real Estate Securities Trust  Real Return Bond Trust
                                         ------------------------ ---------------------------  ------------------------
                                                Year Ended         Year Ended     Year Ended   Year Ended  Year Ended
                                               Dec. 31/05 +        Dec. 31/06    Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ------------------------ ------------   ------------- ---------- -------------
Income:
   Dividends                                   $  2,216,437       $  9,389,598             --  $  13,326          --
   Interest on policy loans                         (40,036)           418,524        183,234         --          --
                                               ------------       ------------   ------------  ---------    --------
Total Investment Income                           2,176,401          9,808,122        183,234     13,326          --
Expenses:
   Mortality and expense risk                        64,068            245,195        145,028         --          --
                                               ------------       ------------   ------------  ---------    --------
Net investment income (loss)                      2,112,333          9,562,927         38,206     13,326          --
   Net realized gain (loss)                       7,158,856          1,141,448        497,125    (10,398)         --
   Change in unrealized appreciation
     (depreciation) during the period            (9,972,813)         5,985,631      5,081,499     (3,397)       (341)
                                               ------------       ------------   ------------  ---------    --------
Net increase (decrease) in assets from
  operations                                       (701,624)        16,690,006      5,616,830       (469)       (341)
                                               ------------       ------------   ------------  ---------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans                    8,179,286         10,066,015     51,971,930    305,552     333,533
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                      (48,600,562)       (14,366,338)   (12,404,161)  (466,487)    (20,935)
   Net transfers between subaccounts                     --                 --             --         --          --
   Net change in policy loans                    (3,910,208)           678,610      4,208,607         --          --
                                               ------------       ------------   ------------  ---------    --------
Net increase (decrease) in assets from
  principal transactions                        (44,331,484)        (3,621,713)    43,776,376   (160,935)    312,598
                                               ------------       ------------   ------------  ---------    --------
Total increase (decrease) in assets             (45,033,108)        13,068,293     49,393,206   (161,404)    312,257

Assets, beginning of period                      45,033,108         49,393,206             --    312,257          --
                                               ------------       ------------   ------------  ---------    --------
Assets, end of period                                    --       $ 62,461,499   $ 49,393,206  $ 150,853    $312,257
                                               ============       ============   ============  =========    ========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         ----------------------------------------------------
                                         Science & Technology Trust   Short-Term Bond Trust
                                         -------------------------- -------------------------
                                         Year Ended   Year Ended     Year Ended   Year Ended
                                         Dec. 31/06  Dec. 31/05 ##   Dec. 31/06   Dec. 31/05
                                         ----------- -------------- -----------  -----------
Income:
   Dividends                                    --           --     $   295,222  $   123,841
   Interest on policy loans                     --           --              --           --
                                          --------     --------     -----------  -----------
Total Investment Income                         --           --         295,222      123,841
Expenses:
   Mortality and expense risk                   --           --          20,011       15,228
                                          --------     --------     -----------  -----------
Net investment income (loss)                    --           --         275,211      108,613
   Net realized gain (loss)                    338          (25)        (48,985)       8,278
   Change in unrealized appreciation
     (depreciation) during the period        5,127          846         185,914       50,582
                                          --------     --------     -----------  -----------
Net increase (decrease) in assets from
  operations                                 5,465          821         412,140      167,473
                                          --------     --------     -----------  -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             122,090       54,819       5,759,096    4,511,473
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (35,497)     (17,230)     (3,749,259)  (3,834,587)
   Net transfers between subaccounts            --           --              --           --
   Net change in policy loans                   --           --              --           --
                                          --------     --------     -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    86,593       37,589       2,009,837      676,886
                                          --------     --------     -----------  -----------
Total increase (decrease) in assets         92,058       38,410       2,421,977      844,359

Assets, beginning of period                 38,410           --       8,875,407    8,031,048
                                          --------     --------     -----------  -----------
Assets, end of period                     $130,468     $ 38,410     $11,297,384  $ 8,875,407
                                          ========     ========     ===========  ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++++ Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

See accompanying notes.

                                                                           Sub-Account
                                         ------------------------------------------------------------------------------------
                                            Small Cap Growth Trust      Small Cap Index Trust   Small Cap Opportunities Trust
                                         ---------------------------- ------------------------- -----------------------------
                                          Year Ended    Year Ended    Year Ended   Year Ended   Year Ended     Year Ended
                                          Dec. 31/06  Dec. 31/05 ++++ Dec. 31/06  Dec. 31/05 ## Dec. 31/06    Dec. 31/05 ##
                                         -----------  --------------- ----------  ------------- ------------- ---------------
Income:
   Dividends                                      --    $   639,263   $   46,076           --    $  8,736             --
   Interest on policy loans                       --             --           --           --          --             --
                                         -----------    -----------   ----------   ----------    --------        -------
Total Investment Income                           --        639,263       46,076           --       8,736             --
Expenses:
   Mortality and expense risk                124,984        107,677           --           --          --             --
                                         -----------    -----------   ----------   ----------    --------        -------
Net investment income (loss)                (124,984)       531,586       46,076           --       8,736             --
   Net realized gain (loss)                1,302,907      1,761,522       85,789       10,328        (681)            24
   Change in unrealized appreciation
     (depreciation) during the period      2,591,394      2,023,318       93,516      162,783      (2,792)           382
                                         -----------    -----------   ----------   ----------    --------        -------
Net increase (decrease) in assets from
  operations                               3,769,317      4,316,426      225,381      173,111       5,263            406
                                         -----------    -----------   ----------   ----------    --------        -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             6,333,905      9,066,322      692,537    1,559,509     365,193         12,656
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (9,008,358)    (9,525,590)    (896,150)    (344,144)    (40,561)        (3,709)
   Net transfers between subaccounts              --             --           --           --          --             --
   Net change in policy loans                     --             --           --           --          --             --
                                         -----------    -----------   ----------   ----------    --------        -------
Net increase (decrease) in assets from
  principal transactions                  (2,674,453)      (459,268)    (203,613)   1,215,365     324,632          8,947
                                         -----------    -----------   ----------   ----------    --------        -------
Total increase (decrease) in assets        1,094,864      3,857,158       21,768    1,388,476     329,895          9,353

Assets, beginning of period               30,320,216     26,463,058    1,388,476           --       9,353             --
                                         -----------    -----------   ----------   ----------    --------        -------
Assets, end of period                    $31,415,080    $30,320,216   $1,410,244   $1,388,476    $339,248        $ 9,353
                                         ===========    ===========   ==========   ==========    ========        =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         --------------------------------------------------
                                             Small Cap Trust        Small Cap Value Trust
                                         ------------------------ -------------------------
                                         Year Ended  Year Ended    Year Ended   Year Ended
                                         Dec. 31/06 Dec. 31/05 ##  Dec. 31/06   Dec. 31/05
                                         ---------- ------------- -----------  -----------
Income:
   Dividends                              $  3,442          --    $ 2,039,721  $   151,140
   Interest on policy loans                     --          --             --           --
                                          --------    --------    -----------  -----------
Total Investment Income                      3,442          --      2,039,721      151,140
Expenses:
   Mortality and expense risk                   --          --             --           --
                                          --------    --------    -----------  -----------
Net investment income (loss)                 3,442          --      2,039,721      151,140
   Net realized gain (loss)                   (887)         61        946,162      574,894
   Change in unrealized appreciation
     (depreciation) during the period        1,224         670       (813,018)     308,121
                                          --------    --------    -----------  -----------
Net increase (decrease) in assets from
  operations                                 3,779         731      2,172,865    1,034,155
                                          --------    --------    -----------  -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              84,061      55,112      3,818,767   10,025,034
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (68,204)    (18,484)    (5,543,971)  (8,856,866)
   Net transfers between subaccounts            --          --             --           --
   Net change in policy loans                   --          --             --           --
                                          --------    --------    -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    15,857      36,628     (1,725,204)   1,168,168
                                          --------    --------    -----------  -----------
Total increase (decrease) in assets         19,636      37,359        447,661    2,202,323

Assets, beginning of period                 37,359          --     12,336,014   10,133,691
                                          --------    --------    -----------  -----------
Assets, end of period                     $ 56,995    $ 37,359    $12,783,675  $12,336,014
                                          ========    ========    ===========  ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         --------------------------------------------------------------------------
                                           Small Company Trust    Small Company Value Trust   Special Value Trust
                                         ------------------------ ------------------------  ------------------------
                                         Year Ended  Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ----------  ------------- ---------- -------------
Income:
   Dividends                              $  4,333          --    $  17,440           --     $    172         --
   Interest on policy loans                     --          --           --           --           --         --
                                          --------     -------    ---------     --------     --------      -----
Total Investment Income                      4,333          --       17,440           --          172         --
Expenses:
   Mortality and expense risk                   --          --           --           --           --         --
                                          --------     -------    ---------     --------     --------      -----
Net investment income (loss)                 4,333          --       17,440           --          172         --
   Net realized gain (loss)                    235         119         (594)       1,702          399          3
   Change in unrealized appreciation
     (depreciation) during the period       (3,122)        672       11,921        3,035          350         24
                                          --------     -------    ---------     --------     --------      -----
Net increase (decrease) in assets from
  operations                                 1,446         791       28,767        4,737          921         27
                                          --------     -------    ---------     --------     --------      -----
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              51,153      30,338      378,404      120,804       33,350        575
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (35,680)     (4,473)    (160,165)     (37,912)     (28,978)      (199)
   Net transfers between subaccounts            --          --           --           --           --         --
   Net change in policy loans                   --          --           --           --           --         --
                                          --------     -------    ---------     --------     --------      -----
Net increase (decrease) in assets from
  principal transactions                    15,473      25,865      218,239       82,892        4,372        376
                                          --------     -------    ---------     --------     --------      -----
Total increase (decrease) in assets         16,919      26,656      247,006       87,629        5,293        403

Assets, beginning of period                 26,656          --       87,629           --          403         --
                                          --------     -------    ---------     --------     --------      -----
Assets, end of period                     $ 43,575     $26,656    $ 334,635     $ 87,629     $  5,696      $ 403
                                          ========     =======    =========     ========     ========      =====

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         -------------------------------------------------
                                           Strategic Bond Trust    Strategic Income Trust
                                         ------------------------ ------------------------
                                         Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ---------- -------------
Income:
   Dividends                              $  4,709          --     $  4,248    $  1,905
   Interest on policy loans                     --          --           --          --
                                          --------     -------     --------    --------
Total Investment Income                      4,709          --        4,248       1,905
Expenses:
   Mortality and expense risk                   --          --           --          --
                                          --------     -------     --------    --------
Net investment income (loss)                 4,709          --        4,248       1,905
   Net realized gain (loss)                   (845)         10         (427)         47
   Change in unrealized appreciation
     (depreciation) during the period        2,192         318          436      (1,405)
                                          --------     -------     --------    --------
Net increase (decrease) in assets from
  operations                                 6,056         328        4,257         547
                                          --------     -------     --------    --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             100,659      53,114      141,524      83,710
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (60,405)     (4,375)     (76,782)    (21,552)
   Net transfers between subaccounts            --          --           --          --
   Net change in policy loans                   --          --           --          --
                                          --------     -------     --------    --------
Net increase (decrease) in assets from
  principal transactions                    40,254      48,739       64,742      62,158
                                          --------     -------     --------    --------
Total increase (decrease) in assets         46,310      49,067       68,999      62,705

Assets, beginning of period                 49,067          --       62,705          --
                                          --------     -------     --------    --------
Assets, end of period                     $ 95,377     $49,067     $131,704    $ 62,705
                                          ========     =======     ========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
~~ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         ----------------------------------------------------------------------------------
                                         Strategic Opportunities Trust    Strategic Value Trust     Total Return Bond Trust
                                         ----------------------------- ---------------------------- -----------------------
                                         Year Ended     Year Ended       Year Ended    Year Ended         Year Ended
                                         Dec. 31/06    Dec. 31/05 ##   Dec. 31/06 (k) Dec. 31/05 ##      Dec. 31/05 ~~
                                         ------------- --------------- -------------- ------------- -----------------------
Income:
   Dividends                             $       5             --         $  4,377            --          $    20,085
   Interest on policy loans                     --             --               --            --                   --
                                         ---------       --------         --------       -------          -----------
Total Investment Income                          5             --            4,377            --               20,085
Expenses:
   Mortality and expense risk                   --             --               --            --                   --
                                         ---------       --------         --------       -------          -----------
Net investment income (loss)                     5             --            4,377            --               20,085
   Net realized gain (loss)                 16,012            183           (3,041)           (4)              (8,459)
   Change in unrealized appreciation
     (depreciation) during the period       (2,530)         4,843              143          (145)              (1,026)
                                         ---------       --------         --------       -------          -----------
Net increase (decrease) in assets from
  operations                                13,487          5,026            1,479          (149)              10,600
                                         ---------       --------         --------       -------          -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              23,209        128,668            8,307        11,987              475,011
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (139,960)        (3,510)         (21,280)         (344)          (1,237,702)
   Net transfers between subaccounts            --             --               --            --                   --
   Net change in policy loans                   --             --               --            --                   --
                                         ---------       --------         --------       -------          -----------
Net increase (decrease) in assets from
  principal transactions                  (116,751)       125,158          (12,973)       11,643             (762,691)
                                         ---------       --------         --------       -------          -----------
Total increase (decrease) in assets       (103,264)       130,184          (11,494)       11,494             (752,091)

Assets, beginning of period                130,184             --           11,494            --              752,091
                                         ---------       --------         --------       -------          -----------
Assets, end of period                    $  26,920       $130,184               --       $11,494                   --
                                         =========       ========         ========       =======          ===========

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                             Sub-Account
                                         --------------------------------------------------------
                                            Total Return Trust     Total Stock Market Index Trust
                                         ------------------------- ------------------------------
                                         Year Ended   Year Ended    Year Ended     Year Ended
                                         Dec. 31/06  Dec. 31/05 ##  Dec. 31/06    Dec. 31/05 ##
                                         ----------  ------------- -------------  ---------------
Income:
   Dividends                             $   49,520           --   $   154,831              --
   Interest on policy loans                      --           --            --              --
                                         ----------   ----------    -----------    -----------
Total Investment Income                      49,520           --       154,831              --
Expenses:
   Mortality and expense risk                    --           --            --              --
                                         ----------   ----------    -----------    -----------
Net investment income (loss)                 49,520           --       154,831              --
   Net realized gain (loss)                    (441)       1,537       291,726          89,081
   Change in unrealized appreciation
     (depreciation) during the period        12,908       12,027     1,021,995         934,074
                                         ----------   ----------    -----------    -----------
Net increase (decrease) in assets from
  operations                                 61,987       13,564     1,468,552       1,023,155
                                         ----------   ----------    -----------    -----------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans            1,441,556    1,820,214     2,884,103      13,711,891
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (883,873)    (564,886)   (3,940,489)     (4,412,479)
   Net transfers between subaccounts             --           --            --              --
   Net change in policy loans                    --           --            --              --
                                         ----------   ----------    -----------    -----------
Net increase (decrease) in assets from
  principal transactions                    557,683    1,255,328    (1,056,386)      9,299,412
                                         ----------   ----------    -----------    -----------
Total increase (decrease) in assets         619,670    1,268,892       412,166      10,322,567

Assets, beginning of period               1,268,892           --    10,322,567              --
                                         ----------   ----------    -----------    -----------
Assets, end of period                    $1,888,562   $1,268,892   $10,734,733     $10,322,567
                                         ==========   ==========    ===========    ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

                                                                         Sub-Account
                                         --------------------------------------------------------------------------------------
                                         Turner Core Growth Trust       U.S. Core Trust        U.S. Global Leaders Growth Trust
                                         ------------------------ ---------------------------- --------------------------------
                                         Year Ended   Year Ended    Year Ended    Year Ended   Year Ended      Year Ended
                                         Dec. 31/06   Dec. 31/05  Dec. 31/06 (i) Dec. 31/05 ## Dec. 31/06     Dec. 31/05 ##
                                         ------------ ----------- -------------- ------------- -------------- -----------------
Income:
   Dividends                              $ 44,348     $  2,937     $  41,794            --     $    638         $   872
   Interest on policy loans                     --           --            --            --           --              --
                                          --------     --------     ---------       -------     --------         -------
Total Investment Income                     44,348        2,937        41,794            --          638             872
Expenses:
   Mortality and expense risk                3,245        2,888            --            --           --              --
                                          --------     --------     ---------       -------     --------         -------
Net investment income (loss)                41,103           49        41,794            --          638             872
   Net realized gain (loss)                 15,378        1,862       (38,508)           40          140              36
   Change in unrealized appreciation
     (depreciation) during the period        1,791       86,372         8,545          (106)       1,902            (390)
                                          --------     --------     ---------       -------     --------         -------
Net increase (decrease) in assets from
  operations                                58,272       88,283        11,831           (66)       2,680             518
                                          --------     --------     ---------       -------     --------         -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             269,099      144,758       484,023        83,123       59,669          57,478
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (65,582)     (72,331)     (303,855)       (4,112)     (22,624)         (2,373)
   Net transfers between subaccounts            --           --            --            --           --              --
   Net change in policy loans                   --           --            --            --           --              --
                                          --------     --------     ---------       -------     --------         -------
Net increase (decrease) in assets from
  principal transactions                   203,517       72,427       180,168        79,011       37,045          55,105
                                          --------     --------     ---------       -------     --------         -------
Total increase (decrease) in assets        261,789      160,710       191,999        78,945       39,725          55,623

Assets, beginning of period                736,019      575,309        78,945            --       55,623              --
                                          --------     --------     ---------       -------     --------         -------
Assets, end of period                     $997,808     $736,019     $ 270,944       $78,945     $ 95,348         $55,623
                                          ========     ========     =========       =======     ========         =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                            Sub-Account
                                         -----------------------------------------------------------
                                         U.S. Government Securities Trust U.S. High Yield Bond Trust
                                         -------------------------------- --------------------------
                                         Year Ended      Year Ended       Year Ended   Year Ended
                                         Dec. 31/06     Dec. 31/05 ##     Dec. 31/06  Dec. 31/05 ##
                                         -------------- ----------------- ----------- --------------
Income:
   Dividends                              $  3,560              --         $  4,789           --
   Interest on policy loans                     --              --               --           --
                                          --------         -------         --------     --------
Total Investment Income                      3,560              --            4,789           --
Expenses:
   Mortality and expense risk                   --              --               --           --
                                          --------         -------         --------     --------
Net investment income (loss)                 3,560              --            4,789           --
   Net realized gain (loss)                   (212)             (1)             110          836
   Change in unrealized appreciation
     (depreciation) during the period         (199)            296            3,540          239
                                          --------         -------         --------     --------
Net increase (decrease) in assets from
  operations                                 3,149             295            8,439        1,075
                                          --------         -------         --------     --------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans              58,001          46,955           40,634      139,844
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                 (30,192)         (1,838)         (20,527)     (69,334)
   Net transfers between subaccounts            --              --               --           --
   Net change in policy loans                   --              --               --           --
                                          --------         -------         --------     --------
Net increase (decrease) in assets from
  principal transactions                    27,809          45,117           20,107       70,510
                                          --------         -------         --------     --------
Total increase (decrease) in assets         30,958          45,412           28,546       71,585

Assets, beginning of period                 45,412              --           71,585           --
                                          --------         -------         --------     --------
Assets, end of period                     $ 76,370         $45,412         $100,131     $ 71,585
                                          ========         =======         ========     ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                         --------------------------------------------------------------------------
                                           U.S. Large Cap Trust       Utilities Trust            Value Trust
                                         ------------------------ ------------------------ ------------------------
                                         Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                         ---------- ------------- ---------- ------------- ---------- -------------
Income:
   Dividends                             $   2,238          --    $  41,145          --     $ 53,430          --
   Interest on policy loans                     --          --           --          --           --          --
                                         ---------    --------    ---------    --------     --------     -------
Total Investment Income                      2,238          --       41,145          --       53,430          --
Expenses:
   Mortality and expense risk                   --          --           --          --           --          --
                                         ---------    --------    ---------    --------     --------     -------
Net investment income (loss)                 2,238          --       41,145          --       53,430          --
   Net realized gain (loss)                 14,478          54        2,752       3,125          783         215
   Change in unrealized appreciation
     (depreciation) during the period        5,759       7,026       50,591       6,603        4,813       2,113
                                         ---------    --------    ---------    --------     --------     -------
Net increase (decrease) in assets from
  operations                                22,475       7,080       94,488       9,728       59,026       2,328
                                         ---------    --------    ---------    --------     --------     -------
Changes from principal transactions:
   Net premiums from policyholders and
     transfers to policy loans             216,630     203,971      476,180     229,815      405,984      43,540
   Transfer to policyholders for
     benefits, terminations and policy
     loans                                (210,199)    (12,720)    (254,984)    (47,591)     (66,246)     (5,237)
   Net transfers between subaccounts            --          --           --          --           --          --
   Net change in policy loans                   --          --           --          --           --          --
                                         ---------    --------    ---------    --------     --------     -------
Net increase (decrease) in assets from
  principal transactions                     6,431     191,251      221,196     182,224      339,738      38,303
                                         ---------    --------    ---------    --------     --------     -------
Total increase (decrease) in assets         28,906     198,331      315,684     191,952      398,764      40,631

Assets, beginning of period                198,331          --      191,952          --       40,631          --
                                         ---------    --------    ---------    --------     --------     -------
Assets, end of period                    $ 227,237    $198,331    $ 507,636    $191,952     $439,395     $40,631
                                         =========    ========    =========    ========     ========     =======

                     John Hancock Variable Life Account U

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                       Total
                                                                          ------------------------------
                                                                            Year Ended      Year Ended
                                                                            Dec. 31/06      Dec. 31/05
                                                                          --------------  --------------
Income:
   Dividends                                                              $  114,287,819  $   61,013,729
   Interest on policy loans                                                   26,080,299      24,492,858
                                                                          --------------  --------------
Total Investment Income                                                      140,368,118      85,506,587
Expenses:
   Mortality and expense risk                                                  9,061,046       8,851,084
                                                                          --------------  --------------
Net investment income (loss)                                                 131,307,072      76,655,503
   Net realized gain (loss)                                                   11,495,960      (8,602,064)
   Change in unrealized appreciation (depreciation) during the period         93,910,192      69,114,261
                                                                          --------------  --------------
Net increase (decrease) in assets from operations                            236,713,224     137,167,700
                                                                          --------------  --------------
Changes from principal transactions:
   Net premiums from policyholders and transfers to policy loans             329,872,524     670,652,597
   Transfer to policyholders for benefits, terminations and policy loans    (432,102,170)   (747,362,001)
   Net transfers between subaccounts                                                  --         (53,345)
   Net change in policy loans                                                  3,483,875      24,327,076
                                                                          --------------  --------------
Net increase (decrease) in assets from principal transactions                (98,745,771)    (52,435,673)
                                                                          --------------  --------------
Total increase (decrease) in assets                                          137,967,453      84,732,027

Assets, beginning of period                                                2,358,730,866   2,273,998,839
                                                                          --------------  --------------
Assets, end of period                                                     $2,496,698,319  $2,358,730,866
                                                                          ==============  ==============

See accompanying notes.

                     John Hancock Variable Life Account U

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Variable Life Account U is a separate investment account of John Hancock Variable Life Insurance Company (the "Company" or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eight-three active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust (the "Trust") portfolio or of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name                    New Name                     Effective Date
-------------                    --------                     --------------
Growth & Income Trust            U.S. Core Trust               May 1, 2006
Growth & Income II Trust         Growth & Income Trust         May 1, 2006
International Stock Trust        International Core Trust      May 1, 2006
Lifestyle Balanced 640 Trust     Lifestyle Balanced Trust      May 1, 2006
Lifestyle Moderate 460 Trust     Lifestyle Moderate Trust      May 1, 2006
Lifestyle Aggressive 1000 Trust  Lifestyle Aggressive Trust    May 1, 2006
Lifestyle Growth 820 Trust       Lifestyle Growth Trust        May 1, 2006
Lifestyle Conservative 280 Trust Lifestyle Conservative Trust  May 1, 2006

                     John Hancock Variable Life Account U

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account as follows:

       Terminated                             Fund Transferred To
       ----------                             -------------------
       Large Cap Growth Trust Series 0  Capital Appreciation Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

       Terminated                            Funds Transferred To
       ----------                            --------------------
       Mid Cap Core Trust               Mid Cap Index Trust
       Strategic Value Trust            Large Cap Value Trust Series 0

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.6%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

                     John Hancock Variable Life Account U

4. Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter).

5. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

7. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                    Purchases     Sales
                                                   ----------- -----------
      Sub-accounts:
         500 Index Trust B                         $ 6,360,049 $ 9,571,901
         Active Bond Trust                          12,393,110  20,245,613
         All Asset Trust                               192,056     418,239
         All Cap Core Trust                             14,613       1,639
         All Cap Growth Trust                           94,493      21,893
         All Cap Value Trust                            85,510      33,822
         American Blue Chip Income & Growth Trust      164,091      30,346

                     John Hancock Variable Life Account U

                                                 Purchases     Sales
                                                ----------- -----------
        Sub-accounts:
           American Bond Trust                  $     8,949 $     1,458
           American Growth Income Trust             245,020      58,266
           American Growth Trust                  1,254,510     296,510
           American International Trust             919,990     166,695
           Blue Chip Growth Trust                 4,914,330  13,068,129
           Bond Index Trust B                     4,663,366   2,182,126
           Brandes International Equity Trust       431,170     158,351
           Capital Appreciation Trust            23,912,055   2,001,874
           Classic Value Trust                      798,959      91,152
           Core Bond Trust                            1,932         570
           Core Equity Trust                          3,505       1,285
           CSI Equity Trust                       4,869,979   1,857,902
           Dynamic Growth Trust                      62,070      20,613
           Emerging Growth Trust                    126,369      22,720
           Emerging Small Company Trust              47,381       9,803
           Equity-Income Trust                    8,141,741   7,051,963
           Financial Services Trust                 248,330     269,137
           Frontier Capital Appreciation Trust      372,939   1,391,858
           Fundamental Value Trust Series 0         185,113     113,793
           Global Allocation Trust                   11,694       3,309
           Global Bond Trust Series 0               870,524   1,361,684
           Global Trust                             181,071      58,930
           Growth & Income Trust                 55,803,878  61,425,938
           Health Sciences Trust Series 0         1,020,286     731,414
           High Yield Trust                       3,007,901   2,913,185
           Income & Value Trust                     176,770       7,238
           International Core Trust               1,059,759      56,921
           International Equity Index Trust B     7,230,075   6,536,138
           International Opportunities Trust        640,339     289,120
           International Small Cap Trust            273,338      33,217
           International Value Trust                596,740      50,509
           Investment Quality Bond Trust             73,319      34,395
           Large Cap Growth Trust Series 0        1,115,356  22,610,384
           Large Cap Trust                          159,483      27,742
           Large Cap Value Trust Series 0           752,008     272,224
           Lifestyle Aggressive Trust             3,605,303     321,368
           Lifestyle Balanced Trust               8,032,095   1,529,571
           Lifestyle Conservative Trust             227,279      15,218
           Lifestyle Growth Trust                24,146,023   2,839,208
           Lifestyle Moderate Trust               1,098,368     222,680
           Managed Trust                         35,268,026  33,301,494
           Mid Cap Core Trust                       129,697     265,835
           Mid Cap Index Trust                      537,945     136,664

                     John Hancock Variable Life Account U

                                               Purchases      Sales
                                              ------------ ------------
         Sub-accounts:
            Mid Cap Stock Trust               $  3,873,924 $  4,804,971
            Mid Cap Value Trust                    365,965      141,323
            Mid Value Trust                      3,046,968    2,701,882
            Money Market Trust B                30,919,809   31,490,001
            Natural Resources Trust              2,217,226    1,230,182
            Overseas Equity Trust                4,991,400    5,262,045
            Pacific Rim Trust                      928,015      438,845
            Quantitative All Cap Trust              84,279        5,468
            Quantitative Mid Cap Trust             232,866      376,401
            Quantitative Value Trust               102,044        5,311
            Real Estate Securities Trust        14,342,942    9,080,339
            Real Return Bond Trust                 119,339      266,949
            Science & Technology Trust             117,299       30,706
            Short-Term Bond Trust                4,102,321    1,817,273
            Small Cap Growth Trust               2,580,342    5,379,780
            Small Cap Index Trust                  400,367      557,905
            Small Cap Opportunities Trust          366,834       33,467
            Small Cap Trust                         55,684       36,386
            Small Cap Value Trust                3,443,537    3,129,021
            Small Company Trust                     42,726       22,920
            Small Company Value Trust              307,517       71,838
            Special Value Trust                     33,789       29,245
            Strategic Bond Trust                    82,895       37,932
            Strategic Income Trust                 103,901       34,912
            Strategic Opportunities Trust           18,773      135,518
            Strategic Value Trust                   10,227       18,823
            Total Return Trust                     977,419      370,216
            Total Stock Market Index Trust       1,247,771    2,149,326
            Turner Core Growth Trust               311,374       66,754
            U.S. Core Trust                        480,204      258,242
            U.S. Global Leaders Growth Trust        55,340       17,656
            U.S. Government Securities Trust        40,083        8,713
            U.S. High Yield Bond Trust              43,349       18,454
            U.S. Large Cap Trust                   210,234      201,564
            Utilities Trust                        358,539       96,198
            Value Trust                            437,004       43,835
                                              ------------ ------------
                                              $293,581,213 $264,502,445
                                              ============ ============

                     John Hancock Variable Life Account U

8. Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHVLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

9. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                           Sub-Account
                                    -----------------------------------------------------------------------------------------
                                                                        500 Index Trust B
                                    -----------------------------------------------------------------------------------------
                                       Year Ended       Year Ended       Year Ended       Year Ended          Year Ended
                                       Dec. 31/06      Dec. 31/05 ~      Dec. 31/04       Dec. 31/03          Dec. 31/02
                                    ----------------  --------------  ---------------  ----------------  --------------------
Units, end of year (000's)                     3,170           3,347            2,918             2,574                 2,201
                                    ================  ==============  ===============  ================  ====================
Unit Fair Value $                     23.64 to 25.20  20.58 to 21.81   19.78 to 20.84    18.82 to 17.98        15.15 to 14.55
Assets, end of year $ (000's)                 77,917          71,292           59,294            47,223                31,453
Investment income ratio*                        1.14%           0.43%            1.84%             3.09%                 1.42%
Expense ratio lowest to highest**     0.00% to 0.60%  0.00% to 0.60%   0.00% to 0.60%    0.00% to 0.60%        0.00% to 0.60%
Total return lowest to highest***   14.87% to 15.56%  4.03% to 4.65%  10.04 to 10.70%  27.66% to 28.42%  (20.23)% to (19.67)%

--------
~   Renamed on May 2, 2005. Formerly known as Equity Index Trust.

                                                                    Sub-Account
                                     --------------------------------------------------------------------------
                                                                 Active Bond Trust
                                     --------------------------------------------------------------------------
                                       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                       Dec. 31/06     Dec. 31/05     Dec. 31/04     Dec. 31/03     Dec. 31/02
                                     -------------- -------------- -------------- -------------- --------------
Units, end of year (000's)                      615            616            612            614            518
                                     ============== ============== ============== ============== ==============
Unit Fair Value $                    08.38 to 43.05  8.05 to 41.42 32.64 to 40.14 31.35 to 38.32 29.45 to 35.78
Assets, end of year $ (000's)               325,112        329,019        333,810        332,973        326,286
Investment income ratio*                      2.77%          1.30%          2.77%          3.53%          4.16%
Expense ratio lowest to highest**    0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60%
Total return lowest to highest***    3.92% to 4.54% 0.98% to 2.54% 4.12% to 4.75% 5.84% to 6.48% 5.97% to 6.62%

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       -----------------------
                                                           All Asset Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   8           29
                                                         =====        =====
Unit Fair Value $                                        10.97        10.51
Assets, end of year $ (000's)                               83          307
Investment income ratio*                                  3.65%        5.62%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         4.36%        5.08%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                          All Cap Core Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   2            1
                                                         =====        =====
Unit Fair Value $                                        12.98        11.31
Assets, end of year $ (000's)                               20            6
Investment income ratio*                                  0.58%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        14.77%       13.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       -----------------------
                                                         All Cap Growth Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   7            1
                                                         =====        =====
Unit Fair Value $                                        12.42        11.65
Assets, end of year $ (000's)                               84           11
Investment income ratio*                                  0.00%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         6.63%       16.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                         All Cap Value Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   5            1
                                                         =====        =====
Unit Fair Value $                                        12.64        11.11
Assets, end of year $ (000's)                               58            7
Investment income ratio*                                  0.33%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        13.82%       11.06%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                     Sub-Account
                                       ----------------------------------------
                                       American Blue Chip Income & Growth Trust
                                       ----------------------------------------
                                       Year Ended          Year Ended
                                       Dec. 31/06         Dec. 31/05 ##
                                       ----------         -------------
Units, end of year (000's)                  19                       9
                                         =====            ============
Unit Fair Value $                        12.99            9.9 to 11.26
Assets, end of year $ (000's)              252                      97
Investment income ratio*                  0.47%                   0.00%
Expense ratio lowest to highest**         0.00%                   0.00%
Total return lowest to highest***        16.99%                  11.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                Sub-Account
                                                            -------------------
                                                            American Bond Trust
                                                            -------------------
                                                                Year Ended
                                                              Dec. 31/06 (l)
                                                            -------------------
Units, end of year (000's)                                             1
                                                                   =====
Unit Fair Value $                                                  10.78
Assets, end of year $ (000's)                                          8
Investment income ratio*                                            0.00%
Expense ratio lowest to highest**                                   0.00%
Total return lowest to highest***                                   6.57%
--------
(l) Fund available in prior year but no activity.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                        American Growth Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                 139           63
                                                         =====        =====
Unit Fair Value $                                        13.15        11.97
Assets, end of year $ (000's)                            1,828          754
Investment income ratio*                                  0.27%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         9.80%       19.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                                   ----------------------------
                                                   American Growth Income Trust
                                                   ----------------------------
                                                   Year Ended    Year Ended
                                                   Dec. 31/06   Dec. 31/05 ##
                                                   ------------ ---------------
Units, end of year (000's)                              34             18
                                                     =====          =====
Unit Fair Value $                                    12.61          10.99
Assets, end of year $ (000's)                          427            198
Investment income ratio*                              0.85%          0.00%
Expense ratio lowest to highest**                     0.00%          0.00%
Total return lowest to highest***                    14.80%          9.87%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                         Sub-Account
                                                   ---------------------------
                                                   American International Trust
                                                   ---------------------------
                                                   Year Ended    Year Ended
                                                   Dec. 31/06   Dec. 31/05 ##
                                                   ----------   -------------
Units, end of year (000's)                              74             18
                                                     =====          =====
Unit Fair Value $                                    14.72          12.41
Assets, end of year $(000's)                         1,085            224
Investment income ratio*                              0.70%          0.00%
Expense ratio lowest to highest**                     0.00%          0.00%
Total return lowest to highest***                    18.54%         24.15%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                          Sub-Account
                                                -------------------------------
                                                    Blue Chip Growth Trust
                                                -------------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06    Dec. 31/05 ##
                                                -------------- ----------------
Units, end of year (000's)                                 802              871
                                                ============== ================
Unit Fair Value $                               06.34 to 61.21    5.81 to 55.85
Assets, end of year $(000's)                           133,208          130,605
Investment income ratio*                                 0.25%            0.00%
Expense ratio lowest to highest**               0.00% to 0.60%   0.00% to 0.60%
Total return lowest to highest***               8.93% to 9.59% 13.10% to 13.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                        Sub-Account
                                         --------------------------------------------------------------------------
                                                                     Bond Index Trust B
                                         --------------------------------------------------------------------------
                                           Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           Dec. 31/06     Dec. 31/05     Dec. 31/04     Dec. 31/03     Dec. 31/02
                                         -------------- -------------- -------------- -------------- --------------
Units, end of year (000's)                          941            804            730            719 532
                                         ============== ============== ============== ============== ==============
Unit Fair Value $                        15.09 to 15.89 14.59 to 15.27 14.91 to 14.33 14.33 to 13.86 13.73 to 13.36
Assets, end of year $(000's)                     14,737         12,156         10,777         10,211          7,286
Investment income ratio*                          3.35%          1.50%          4.56%          4.45%          5.36%
Expense ratio lowest to highest**        0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60%
Total return lowest to highest***        3.46% to 4.07% 1.79% to 2.39% 3.42% to 4.05% 2.98% to 3.60% 8.53% to 9.14%

                                                                              Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                   Brandes International Equity Trust
                                         --------------------------------------------------------------------------------------
                                            Year Ended      Year Ended      Year Ended       Year Ended         Year Ended
                                            Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                         ---------------- -------------- ---------------- ---------------- --------------------
Units, end of year (000's)                             53             48               44               51                   53
                                         ================ ============== ================ ================ ====================
Unit Fair Value $                          32.64 to 34.23 25.90 to 27.00   19.69 to 23.57   19.69 to 19.12       13.61 to 13.30
Assets, end of year $(000's)                        1,722          1,251            1,047              977                  692
Investment income ratio*                            1.50%          1.46%            1.16%            1.14%                1.33%
Expense ratio lowest to highest**          0.00% to 0.60% 0.00% to 0.60%   0.00% to 0.60%   0.00% to 0.60%       0.00% to 0.60%
Total return lowest to highest***        26.03% to 26.78% 9.89% to 10.5% 23.26% to 23.99% 46.54% to 47.42% (14.19)% to (13.70)%

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                   ----------------------------
                                                    Capital Appreciation Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                     Dec. 31/06   Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                  1,763         1
                                                   ==============    ======
Unit Fair Value $                                  12.43 to 12.65     12.15
Assets, end of year $(000's)                               22,165        12
Investment income ratio*                                    0.00%     0.00%
Expense ratio lowest to highest**                  0.00% to 0.60%     0.00%
Total return lowest to highest***                  1.27% to 2.38%    21.45%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                         Classic Value Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  67            8
                                                         =====        =====
Unit Fair Value $                                        13.09        11.27
Assets, end of year $(000's)                               873           95
Investment income ratio*                                  1.43%        1.35%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        16.14%       12.71%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                          Sub-Account
                                    -----------------------
                                        Core Bond Trust
                                    -----------------------
                                    Year Ended  Year Ended
                                    Dec. 31/06 Dec. 31/05 ##
                                    ---------- -------------
Units, end of year (000's)                1            1
                                      =====        =====
Unit Fair Value $                     10.48        10.10
Assets, end of year $(000's)             10            8
Investment income ratio*               3.09%        0.00%
Expense ratio lowest to highest**      0.00%        0.00%
Total return lowest to highest***      3.76%        1.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                     -----------------------
                                        Core Equity Trust
                                     -----------------------
                                     Year Ended  Year Ended
                                     Dec. 31/06 Dec. 31/05 ##
                                     ---------- -------------
Units, end of year (000's)                 1            1
                                       =====        =====
Unit Fair Value $                      12.31        11.54
Assets, end of year $(000's)              10            8
Investment income ratio*                0.00%        0.00%
Expense ratio lowest to highest**       0.00%        0.00%
Total return lowest to highest***       6.73%       15.37%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                       Sub-Account
                                  -----------------------------------------------------
                                                     CSI Equity Trust
                                  -----------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, end of year (000's)           1,121        944       692        560        193
                                    ======     ======     =====      =====      =====
Unit Fair Value $                    17.01      14.43     14.00      12.43      10.17
Assets, end of year $(000's)        19,065     13,618     9,518      6,960      1,915
Investment income ratio*              0.88%      0.65%     0.71%      0.24%     ----a
Expense ratio lowest to highest**     0.00%      0.00%     0.00%      0.00%      0.00%
Total return lowest to highest***    17.90%      4.90%    10.64%     25.22%      1.70%

                                                             Sub-Account
                                                       -----------------------
                                                         Dynamic Growth Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   4            1
                                                         =====        =====
Unit Fair Value $                                        12.96        11.70
Assets, end of year $(000's)                                56           12
Investment income ratio*                                  0.00%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        10.83%       16.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                        Emerging Growth Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   8            2
                                                         =====        =====
Unit Fair Value $                                        13.34        11.96
Assets, end of year $(000's)                               106           25
Investment income ratio*                                  0.00%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        11.59%       19.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                                   ----------------------------
                                                   Emerging Small Company Trust
                                                   ----------------------------
                                                   Year Ended    Year Ended
                                                   Dec. 31/06   Dec. 31/05 ##
                                                   ------------ ---------------
Units, end of year (000's)                               5              2
                                                     =====          =====
Unit Fair Value $                                    11.87          11.59
Assets, end of year $(000's)                            56             22
Investment income ratio*                              0.00%          0.00%
Expense ratio lowest to highest**                     0.00%          0.00%
Total return lowest to highest***                     2.44%         15.92%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                         Sub-Account
                                              --------------------------------
                                                     Equity-Income Trust
                                              --------------------------------
                                                 Year Ended       Year Ended
                                                 Dec. 31/06      Dec. 31/05 ##
                                              ----------------  --------------
Units, end of year (000's)                               2,058           2,174
                                              ================  ==============
Unit Fair Value $                               27.49 to 29.30  23.23 to 24.61
Assets, end of year $ (000's)                           58,317          51,881
Investment income ratio*                                  1.54%           0.00%
Expense ratio lowest to highest**               0.00% to 0.60%  0.00% to 0.60%
Total return lowest to highest***             18.34% to 19.05%  6.42% to 6.85%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                       Financial Services Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  79           80
                                                         =====        =====
Unit Fair Value $                                        22.83        18.53
Assets, end of year $ (000's)                            1,800        1,491
Investment income ratio*                                  0.44%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        23.16%       14.94%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                              Sub-Account
                                         --------------------------------------------------------------------------------------
                                                                  Frontier Capital Appreciation Trust
                                         --------------------------------------------------------------------------------------
                                            Year Ended       Year Ended      Year Ended      Year Ended         Year Ended
                                            Dec. 31/06       Dec. 31/05      Dec. 31/04      Dec. 31/03         Dec. 31/02
                                         ---------------- ---------------- -------------- ---------------- --------------------
Units, end of year (000's)                             34               66             72               66                   57
                                         ================ ================ ============== ================ ====================
Unit Fair Value $                          36.81 to 40.20   31.83 to 34.55 27.81 to 30.01   27.45 to 25.59       18.34 to 16.97
Assets, end of year $ (000's)                       1,282            2,134          2,045            1,709                  952
Investment income ratio*                            0.00%            0.00%          0.00%            0.00%                0.00%
Expense ratio lowest to highest**          0.00% to 0.60%   0.00% to 0.60% 0.00% to 0.60%   0.00% to 0.60%       0.00% to 0.60%
Total return lowest to highest***        15.65% to 16.35% 14.44% to 15.13% 8.68% to 9.33% 54.96% to 55.89% (23.66)% to (22.59)%

                                                     Sub-Account
                                               --------------------------------
                                               Fundamental Value Trust Series 0
                                               --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                               -------------- -----------------
Units, end of year (000's)                          14                8
                                                 =====            =====
Unit Fair Value $                                12.68            11.07
Assets, end of year $ (000's)                      178               93
Investment income ratio*                          0.85%            0.00%
Expense ratio lowest to highest**                 0.00%            0.00%
Total return lowest to highest***                14.55%           10.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                       Global Allocation Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   2            1
                                                         =====        =====
Unit Fair Value $                                        12.31        10.84
Assets, end of year $ (000's)                               23           12
Investment income ratio*                                  0.92%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        13.58%        8.40%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                        Sub-Account
                                             ----------------------------------
                                                 Global Bond Trust Series 0
                                             ----------------------------------
                                             Year Ended Dec.    Year Ended
                                                  31/06        Dec. 31/05 ##
                                             --------------- ------------------
Units, end of year (000's)                              335                 365
                                             ==============  ==================
Unit Fair Value $                            19.15 to 20.41      18.30 to 19.39
Assets, end of year $ (000's)                         6,638               6,874
Investment income ratio*                              0.00%               0.00%
Expense ratio lowest to highest**            0.00% to 0.60%      0.00% to 0.60%
Total return lowest to highest***            4.64% to 5.27%  (6.35)% to (5.97)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       -----------------------
                                                             Global Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  14            4
                                                         =====        =====
Unit Fair Value $                                        13.57        11.27
Assets, end of year $ (000's)                              187           48
Investment income ratio*                                  0.96%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        20.42%       12.69%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                 Sub-Account
                           ----------------------------------------------------------------------------------------
                                                            Growth & Income Trust
                           ----------------------------------------------------------------------------------------
                              Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                            Dec. 31/06 (b)     Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                           ---------------- ---------------- ---------------- ---------------- --------------------
Units, end of year (000's)            1,537            1,616            1,640            1,623                  148
                           ================ ================ ================ ================ ====================
Unit Fair Value $            17.54 to 78.98   15.64 to 70.07   64.29 to 52.16   57.94 to 47.29       48.11 to 39.50
Assets, end of year $
(000's)                             966,028          926,293          899,069          853,551              741,751
Investment income ratio*              0.54%            0.17%            0.87%            0.70%                0.57%
Expense ratio lowest to
highest**                    0.00% to 0.60%   0.00% to 0.60%   0.00% to 0.60%   0.00% to 0.60%       0.00% to 0.60%
Total return lowest to
highest***                 12.05% to 12.72% (3.20)% to 8.98% 10.29% to 10.96% 23.61% to 24.35% (20.14)% to (19.66)%

--------
(b) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                       Sub-Account
                                                 -----------------------------
                                                 Health Sciences Trust Series 0
                                                 -----------------------------
                                                 Year Ended     Year Ended
                                                 Dec. 31/06    Dec. 31/05 ##
                                                 ----------    -------------
Units, end of year (000's)                           199             200
                                                   =====           =====
Unit Fair Value $                                  14.66           13.52
Assets, end of year $ (000's)                      2,916           2,702
Investment income ratio*                            0.00%           0.00%
Expense ratio lowest to highest**                   0.00%           0.00%
Total return lowest to highest***                   8.44%          23.11%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                                ------------------------------
                                                       High Yield Trust
                                                ------------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06    Dec. 31/05 ##
                                                --------------- --------------
Units, end of year (000's)                                  497            522
                                                =============== ==============
Unit Fair Value $                                12.17 to 12.82 11.08 to 11.61
Assets, end of year $ (000's)                             6,247          5,960
Investment income ratio*                                  6.58%          0.00%
Expense ratio lowest to highest**                0.00% to 0.60% 0.00% to 0.60%
Total return lowest to highest***               9.79% to 10.48% 6.16% to 6.61%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                         Income & Value Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  16            1
                                                         =====        =====
Unit Fair Value $                                        11.80        10.85
Assets, end of year $ (000's)                              191           11
Investment income ratio*                                  0.34%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         8.77%        8.49%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                  ----------------------------------------------------------------------------------------
                                                             International Equity Index Trust B
                                  ----------------------------------------------------------------------------------------
                                     Year Ended       Year Ended       Year Ended       Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                  ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000's)                    748              785              586              517                 233
                                  ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                  03.91 to 41.18    3.09 to 32.39   27.73 to 25.48   23.06 to 21.32      16.51 to 15.36
Assets, end of year $ (000's)              58,273           46,306           34,221           27,042              18,509
Investment income ratio*                     0.85%            1.12%            1.99%            2.61%               1.59%
Expense ratio lowest to highest**   0.00% to 0.60%   0.00% to 0.60%   0.00% to 0.60%   0.00% to 0.60%      0.00% to 0.60%
Total return lowest to highest*** 26.35% to 27.11% 16.14% to 19.03% 19.53% to 20.25% 41.14% to 41.99% (14.24)% to (13.79)%

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                       Sub-Account
                                              ---------------------------------
                                              International Opportunities Trust
                                              ---------------------------------
                                                 Year Ended        Year Ended
                                                 Dec. 31/06      Dec. 31/05 ##
                                              --------------- -----------------
Units, end of year (000's)                           42               18
                                                  =====            =====
Unit Fair Value $                                 15.41            12.43
Assets, end of year $ (000's)                       649              228
Investment income ratio*                           0.59%            0.00%
Expense ratio lowest to highest**                  0.00%            0.00%
Total return lowest to highest***                 23.96%           24.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                                  -----------------------------
                                                  International Small Cap Trust
                                                  -----------------------------
                                                   Year Ended      Year Ended
                                                   Dec. 31/06    Dec. 31/05 ##
                                                  ------------- ---------------
Units, end of year (000's)                              32             13
                                                     =====          =====
Unit Fair Value $                                    14.27          11.18
Assets, end of year $ (000's)                          453            149
Investment income ratio*                              0.87%          0.00%
Expense ratio lowest to highest**                     0.00%          0.00%
Total return lowest to highest***                    27.73%         11.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                   ----------------------------
                                                     International Core Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (c) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                76              3
                                                       =====          =====
Unit Fair Value $                                      14.84          11.89
Assets, end of year $ (000's)                          1,128             37
Investment income ratio*                                0.63%          0.00%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                      24.81%         18.93%
--------
(c) Renamed on May 1, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                            Sub-Account
                                                      ------------------------
                                                      International Value Trust
                                                      ------------------------
                                                      Year Ended   Year Ended
                                                      Dec. 31/06  Dec. 31/05 ##
                                                      ----------  -------------
Units, end of year (000's)                                 52            10
                                                        =====         =====
Unit Fair Value $                                       14.55         11.23
Assets, end of year $ (000's)                             755           114
Investment income ratio*                                 1.04%         0.00%
Expense ratio lowest to highest**                        0.00%         0.00%
Total return lowest to highest***                       29.61%        12.25%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                        Sub-Account
                                                  -----------------------------
                                                  Investment Quality Bond Trust
                                                  -----------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06    Dec. 31/05 ##
                                                  ------------- ---------------
Units, end of year (000's)                              7               4
                                                    =====           =====
Unit Fair Value $                                   10.50           10.13
Assets, end of year $ (000's)                          75              37
Investment income ratio*                             5.26%           0.00%
Expense ratio lowest to highest**                    0.00%           0.00%
Total return lowest to highest***                    3.64%           1.27%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                         Sub-Account
                                                -------------------------------
                                                Large Cap Growth Trust Series 0
                                                -------------------------------
                                                  Year Ended     Year Ended
                                                Dec. 31/06 (a)  Dec. 31/05 ##
                                                --------------- ---------------
Units, end of year (000's)                                  --           1,695
                                                ==============  ==============
Unit Fair Value $                               12.49 to 13.26  12.23 to 12.96
Assets, end of year $ (000's)                               --          21,107
Investment income ratio*                                 0.47%           0.00%
Expense ratio lowest to highest**               0.00% to 0.60%  0.00% to 0.60%
Total return lowest to highest***               2.12% to 2.31%  6.59% to 7.01%
--------
(a) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                           Large Cap Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  16            4
                                                         =====        =====
Unit Fair Value $                                        12.77        11.16
Assets, end of year $ (000's)                              198           44
Investment income ratio*                                  0.17%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        14.38%       11.62%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                       Sub-Account
                                                 ------------------------------
                                                 Large Cap Value Trust Series 0
                                                 ------------------------------
                                                 Year Ended     Year Ended
                                                 Dec. 31/06    Dec. 31/05 ##
                                                 ------------- ----------------
Units, end of year (000's)                           101              69
                                                   =====           =====
Unit Fair Value $                                  13.43           11.58
Assets, end of year $ (000's)                      1,359             797
Investment income ratio*                            0.41%           0.00%
Expense ratio lowest to highest**                   0.00%           0.00%
Total return lowest to highest***                  16.03%          15.78%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                   ----------------------------
                                                    Lifestyle Aggressive Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (d) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                               325            111
                                                       =====          =====
Unit Fair Value $                                      13.34          11.55
Assets, end of year $ (000's)                          4,332          1,284
Investment income ratio*                                6.00%          0.04%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                      15.48%         15.55%

--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                                                          Sub-Account
                                                -------------------------------
                                                   Lifestyle Balanced Trust
                                                -------------------------------
                                                   Year Ended     Year Ended
                                                 Dec. 31/06 (e)  Dec. 31/05 ##
                                                ---------------  -------------
 Units, end of year (000's)                                 947            451
                                                ===============  =============
 Unit Fair Value $                                                    10.92 to
                                                 12.25 to 12.37          10.97
 Assets, end of year $ (000's)                           11,690          4,945
 Investment income ratio*                                  4.58%          0.14%
 Expense ratio lowest to highest**                0.00% to 0.60% 0.00% to 0.60%
 Total return lowest to highest***              12.12% to 12.80% 9.23% to 9.67%

--------
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                   ----------------------------
                                                   Lifestyle Conservative Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (h) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                25              5
                                                       =====          =====
Unit Fair Value $                                      11.21          10.34
Assets, end of year $ (000's)                            277             51
Investment income ratio*                                1.48%          0.00%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                       8.44%          3.39%
--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                                                         Sub-Account
                                              ---------------------------------
                                                   Lifestyle Growth Trust
                                              ---------------------------------
                                                 Year Ended      Year Ended
                                               Dec. 31/06 (f)   Dec. 31/05 ##
                                              ---------------  ---------------
Units, end of year (000's)                              2,286              634
                                              ===============  ===============
Unit Fair Value $                              12.66 to 12.79   11.22 to 11.26
Assets, end of year $ (000's)                          29,175            7,139
Investment income ratio*                                 4.52%            0.14%
Expense ratio lowest to highest**               0.00% to 0.60%   0.00% to 0.60%
Total return lowest to highest***             12.90% to 13.58% 12.18% to 12.62%
--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                          Sub-Account
                                                 ------------------------------
                                                    Lifestyle Moderate Trust
                                                 ------------------------------
                                                   Year Ended     Year Ended
                                                 Dec. 31/06 (g)  Dec. 31/05 ##
                                                 --------------- --------------
Units, end of year (000's)                                   131             59
                                                 =============== ==============
Unit Fair Value $                                 11.59 to 11.71 10.55 to 10.60
Assets, end of year $ (000's)                              1,524            625
Investment income ratio*                                   4.19%          0.00%
Expense ratio lowest to highest**                 0.00% to 0.60% 0.00% to 0.60%
Total return lowest to highest***                9.83% to 10.49% 5.52% to 5.96%
--------
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                 Sub-Account
                                  -------------------------------------------------------------------------
                                                                Managed Trust
                                  -------------------------------------------------------------------------
                                    Year Ended    Year Ended Dec.    Year Ended     Year Ended   Year Ended
                                    Dec. 31/06         31/05         Dec. 31/04     Dec. 31/03   Dec. 31/02
                                  --------------  ---------------  -------------  -------------  ----------
Units, end of year (000's)                 1,276            1,410          1,458          1,511     1,520
                                  ==============  ===============  =============  =============   =======
Unit Fair Value $                                                       50.88 to       47.03 to
                                  05.43 to 56.17    5.08 to 52.26          41.78          38.85     40.28
Assets, end of year $ (000's)            449,267          450,334        459,357        447,938   400,463
Investment income ratio*                    1.49%            0.59%          1.54%          2.64%     1.42%
Expense ratio lowest to highest**  0.00% to 0.60%   0.00% to 0.60% 0.00% to 0.60% 0.00% to 0.60%     0.00%
Total return lowest to highest***  6.84% to 7.48% (2.12)% to 2.71% 7.54% to 8.18%  18.29% to 19%   (11.57)%

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                   ----------------------------
                                                        Mid Cap Core Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (j) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                --             16
                                                       =====          =====
Unit Fair Value $                                      11.84          10.86
Assets, end of year $ (000's)                             --            171
Investment income ratio*                                2.07%          0.00%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                       9.05%          8.59%
--------
(j) Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                         Mid Cap Index Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  59           32
                                                         =====        =====
Unit Fair Value $                                        13.97        12.73
Assets, end of year $ (000's)                              822          403
Investment income ratio*                                  0.61%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         9.74%       17.28%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                        Sub-Account
                                            ----------------------------------
                                                    Mid Cap Stock Trust
                                            ----------------------------------
                                               Year Ended        Year Ended
                                               Dec. 31/06       Dec. 31/05 ##
                                            ----------------  ----------------
Units, end of year (000's)                               772               832
                                            ================  ================
Unit Fair Value $                             36.96 to 39.87    32.71 to 35.07
Assets, end of year $ (000's)                         29,241            27,777
Investment income ratio*                                0.00%             0.00%
Expense ratio lowest to highest**             0.00% to 0.60%    0.00% to 0.60%
Total return lowest to highest***           12.98% to 13.66%  26.72% to 27.23%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                         Mid Cap Value Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  43           30
                                                         =====        =====
Unit Fair Value $                                        12.67        11.28
Assets, end of year $ (000's)                              547          334
Investment income ratio*                                  0.67%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        12.30%       12.82%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                           Sub-Account
                                   ------------------------------------------------------------------------------------------
                                                                         Mid Value Trust
                                   ------------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended        Year Ended          Year Ended
                                      Dec. 31/06      Dec. 31/05 ii     Dec. 31/04        Dec. 31/03          Dec. 31/02
                                   ----------------  --------------  ----------------  ----------------  --------------------
Units, end of year (000's)                      677             714               670               450                   259
                                   ================  ==============  ================  ================  ====================
Unit Fair Value $                    20.51 to 21.60  17.14 to 17.95    16.72 to 16.06    14.08 to 13.61          9.93 to 9.65
Assets, end of year $ (000's)                14,315          12,568            11,001             6,228                 2,480
Investment income ratio*                       0.31%           0.04%             0.42%             4.70%                 0.55%
Expense ratio lowest to highest**    0.00% to 0.60%  0.00% to 0.60%    0.00% to 0.60%    0.00% to 0.60%        0.00% to 0.60%
Total return lowest to highest***  19.62% to 20.34%  6.75% to 7.38%  18.03% to 18.74%  44.29% to 45.15%  (13.76%) to (13.20%)

--------
ii  Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

                                                                       Sub-Account
                                     ------------------------------------------------------------------------------
                                                                  Money Market Trust B
                                     ------------------------------------------------------------------------------
                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                       Dec. 31/06     Dec. 31/05 ix    Dec. 31/04      Dec. 31/03      Dec. 31/02
                                     --------------  --------------  --------------  --------------  --------------
Units, end of year (000's)                    1,605           1,764           1,674           2,164           2,422
                                     ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                    03.76 to 21.40   3.61 to 20.56  20.09 to 14.96  19.99 to 14.80  19.93 to 14.66
Assets, end of year $ (000's)                88,557          89,467          88,468          99,503         109,796
Investment income ratio*                       4.61%           2.93%           0.90%           0.81%           1.23%
Expense ratio lowest to highest**    0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%
Total return lowest to highest***    4.08% to 4.70%  0.74% to 2.96%  0.47% to 1.08%  0.35% to 0.95%  0.91% to 1.52%

--------
ix  Renamed on May 2, 2005. Formerly known as Money Market Trust.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       -----------------------
                                                       Natural Resources Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                 141          108
                                                         =====        =====
Unit Fair Value $                                        16.92        13.83
Assets, end of year $ (000's)                            2,378        1,498
Investment income ratio*                                  0.57%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        22.32%       38.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                            Sub-Account
                                   --------------------------------------------------------------------------------------------
                                                                       Overseas Equity Trust
                                   --------------------------------------------------------------------------------------------
                                      Year Ended        Year Ended        Year Ended        Year Ended          Year Ended
                                      Dec. 31/06      Dec. 31/05 iii      Dec. 31/04        Dec. 31/03          Dec. 31/02
                                   ----------------  ----------------  ----------------  ----------------  --------------------
Units, end of year (000's)                    1,188             1,257             1,335               592                   509
                                   ================  ================  ================  ================  ====================
Unit Fair Value $                    17.87 to 19.04    15.01 to 15.90    13.43 to 12.75    12.10 to 11.56          9.28 to 8.92
Assets, end of year $ (000's)                21,812            19,318            17,382             6,929                 4,509
Investment income ratio*                       0.90%             0.52%             0.45%             1.53%                 0.69%
Expense ratio lowest to highest**    0.00% to 0.60%    0.00% to 0.60%    0.00% to 0.60%    0.00% to 0.60%        0.00% to 0.60%
Total return lowest to highest***  19.05% to 19.76%  17.70% to 18.40%  10.36% to 11.02%  31.56% to 32.36%  (17.48%) to (16.99%)

--------
iii Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       -----------------------
                                                          Pacific Rim Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  61           26
                                                         =====        =====
Unit Fair Value $                                        14.10        12.68
Assets, end of year $ (000's)                              864          329
Investment income ratio*                                  0.95%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        11.22%       26.79%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                                     -------------------------
                                                     Quantitative All Cap Trust
                                                     -------------------------
                                                     Year Ended   Year Ended
                                                     Dec. 31/06  Dec. 31/05 ##
                                                     ----------  -------------
Units, end of year (000's)                                 6            --
                                                       =====         =====
Unit Fair Value $                                      13.22         11.47
Assets, end of year $ (000's)                             81             2
Investment income ratio*                                2.93%         3.46%
Expense ratio lowest to highest**                       0.00%         0.00%
Total return lowest to highest***                      15.24%        14.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                     -------------------------
                                                     Quantitative Mid Cap Trust
                                                     -------------------------
                                                     Year Ended   Year Ended
                                                     Dec. 31/06  Dec. 31/05 ##
                                                     ----------  -------------
Units, end of year (000's)                                 9            30
                                                       =====         =====
Unit Fair Value $                                      12.17         11.69
Assets, end of year $ (000's)                            106           350
Investment income ratio*                                0.00%         0.00%
Expense ratio lowest to highest**                       0.00%         0.00%
Total return lowest to highest***                       4.10%        16.86%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                       Quantitative Value Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   8           --
                                                         =====        =====
Unit Fair Value $                                        13.61        11.21
Assets, end of year $ (000's)                              111            3
Investment income ratio*                                  0.34%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        21.36%       12.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                        Sub-Account
                                            ----------------------------------
                                               Real Estate Securities Trust
                                            ----------------------------------
                                               Year Ended        Year Ended
                                               Dec. 31/06       Dec. 31/05 ##
                                            ----------------  ----------------
Units, end of year (000's)                               326               342
                                            ================  ================
Unit Fair Value $                             08.75 to 95.27     6.37 to 68.95
Assets, end of year $ (000's)                         62,461            49,393
Investment income ratio*                                1.79%             0.00%
Expense ratio lowest to highest**             0.00% to 0.60%    0.00% to 0.60%
Total return lowest to highest***           37.34% to 38.17%  13.38% to 13.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       ----------------------
                                                        Real Return Bond Trust
                                                       ----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  15           31
                                                         =====        =====
Unit Fair Value $                                        10.01         9.96
Assets, end of year $ (000's)                              151          312
Investment income ratio*                                  3.41%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         0.43%       (0.37)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                     -------------------------
                                                     Science & Technology Trust
                                                     -------------------------
                                                     Year Ended   Year Ended
                                                     Dec. 31/06  Dec. 31/05 ##
                                                     ----------  -------------
Units, end of year (000's)                                11             3
                                                       =====         =====
Unit Fair Value $                                      11.90         11.27
Assets, end of year $ (000's)                            130            38
Investment income ratio*                                0.00%         0.00%
Expense ratio lowest to highest**                       0.00%         0.00%
Total return lowest to highest***                       5.60%        12.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                        Sub-Account
                                      ------------------------------------------------------------------------------
                                                                   Short-Term Bond Trust
                                      ------------------------------------------------------------------------------
                                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                        Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                      --------------  --------------  --------------  --------------  --------------
Units, end of year (000's)                       634             514             475             415             329
                                      ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                     17.09 to 18.45  16.45 to 17.65  17.27 to 16.20  17.03 to 16.07  16.54 to 15.70
Assets, end of year $ (000's)                 11,297           8,875           8,031           6,913           5,331
Investment income ratio*                        3.11%           1.46%           3.01%           3.46%           4.16%
Expense ratio lowest to highest**     0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%  0.00% to 0.60%
Total return lowest to highest***     3.91% to 4.55%  1.54% to 2.17%  0.81% to 1.43%  2.15% to 2.76%  4.81% to 5.48%

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                           Sub-Account
                                   ------------------------------------------------------------------------------------------
                                                                     Small Cap Growth Trust
                                   ------------------------------------------------------------------------------------------
                                      Year Ended        Year Ended       Year Ended       Year Ended          Year Ended
                                      Dec. 31/06      Dec. 31/05 ++++    Dec. 31/04       Dec. 31/03          Dec. 31/02
                                   ----------------  ----------------  --------------  ----------------  --------------------
Units, end of year (000's)                    1,910             2,081           2,125               683                   595
                                   ================  ================  ==============  ================  ====================
Unit Fair Value $                    16.12 to 17.19    14.29 to 15.15  12.91 to 12.25    11.79 to 11.26          8.12 to 7.80
Assets, end of year $ (000's)                31,415            30,320          26,463             7,797                 4,564
Investment income ratio*                       0.00%             0.00%           0.00%             0.00%                 0.22%
Expense ratio lowest to highest**    0.00% to 0.60%    0.00% to 0.60%  0.00% to 0.60%    0.00% to 0.60%        0.00% to 0.60%
Total return lowest to highest***  12.79% to 13.47%  16.64% to 17.35%  8.79% to 9.45%  47.93% to 48.82%  (26.90)% to (26.45)%

--------
++++ Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

                                                             Sub-Account
                                                       -----------------------
                                                        Small Cap Index Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  91          106
                                                         =====        =====
Unit Fair Value $                                        15.48        13.16
Assets, end of year $ (000's)                            1,410        1,388
Investment income ratio*                                  0.53%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        17.64%       16.68%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                        Sub-Account
                                                  ----------------------------
                                                  Small Cap Opportunities Trust
                                                  ----------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06    Dec. 31/05 ##
                                                  ----------    -------------
Units, end of year (000's)                             26               1
                                                    =====           =====
Unit Fair Value $                                   12.85           11.63
Assets, end of year $ (000's)                         339               9
Investment income ratio*                             0.88%           0.00%
Expense ratio lowest to highest**                    0.00%           0.00%
Total return lowest to highest***                   10.47%          16.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                           Small Cap Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   5            3
                                                         =====        =====
Unit Fair Value $                                        12.32        11.45
Assets, end of year $ (000's)                               57           37
Investment income ratio*                                  0.00%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         7.62%       14.48%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                       Sub-Account
                                  ----------------------------------------------------
                                                  Small Cap Value Trust
                                  ----------------------------------------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                  ---------- ---------- ---------- ---------- ----------
Units, end of year (000's)             361        415        373       271        196
                                    ======     ======     ======     =====      =====
Unit Fair Value $                    35.44      29.70      27.18     21.68      16.06
Assets, end of year $ (000's)       12,784     12,336     10,134     5,869      3,078
Investment income ratio*              0.10%      0.15%      1.02%     0.70%      0.92%
Expense ratio lowest to highest**     0.00%      0.00%      0.00%     0.00%      0.00%
Total return lowest to highest***    19.32%      9.21%     25.37%    37.97%     (4.35)%

                                                             Sub-Account
                                                       -----------------------
                                                         Small Company Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   4            2
                                                         =====        =====
Unit Fair Value $                                        11.76        11.13
Assets, end of year $ (000's)                               44           27
Investment income ratio*                                  0.00%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         5.66%       11.30%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                            Sub-Account
                                                      -----------------------
                                                      Small Company Value Trust
                                                      -----------------------
                                                      Year Ended   Year Ended
                                                      Dec. 31/06  Dec. 31/05 ##
                                                      ----------  -------------
Units, end of year (000's)                                 25             8
                                                        =====         =====
Unit Fair Value $                                       13.41         11.61
Assets, end of year $ (000's)                             335            88
Investment income ratio*                                 0.06%         0.00%
Expense ratio lowest to highest**                        0.00%         0.00%
Total return lowest to highest***                       15.50%        16.07%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       -----------------------
                                                         Special Value Trust
                                                       -----------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  --           --
                                                         =====        =====
Unit Fair Value $                                        12.44        11.22
Assets, end of year $ (000's)                                6           --
Investment income ratio*                                  0.04%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        10.88%       12.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                         Strategic Bond Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                   9            5
                                                         =====        =====
Unit Fair Value $                                        10.99        10.27
Assets, end of year $ (000's)                               95           49
Investment income ratio*                                  5.88%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         7.05%        2.66%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       ------------------------
                                                        Strategic Income Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  12            6
                                                         =====        =====
Unit Fair Value $                                        10.70        10.28
Assets, end of year $ (000's)                              132           63
Investment income ratio*                                  3.95%        9.20%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         4.08%        2.83%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                        Sub-Account
                                                  -----------------------------
                                                  Strategic Opportunities Trust
                                                  -----------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06    Dec. 31/05 ##
                                                  ------------- ---------------
Units, end of year (000's)                              2              11
                                                    =====           =====
Unit Fair Value $                                   13.40           11.94
Assets, end of year $ (000's)                          27             130
Investment income ratio*                             0.01%           0.00%
Expense ratio lowest to highest**                    0.00%           0.00%
Total return lowest to highest***                   12.25%          19.39%

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                           Sub-Account
                                                   ----------------------------
                                                      Strategic Value Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (k) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                --              1
                                                       =====          =====
Unit Fair Value $                                      11.74          10.51
Assets, end of year $ (000's)                             --             11
Investment income ratio*                                3.56%          0.00%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                      11.71%          5.05%
--------
(k) Terminated as an investment option and funds transferred to Large Cap Value Trust Series 0 on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                          Total Return Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                 166          115
                                                         =====        =====
Unit Fair Value $                                        11.39        10.99
Assets, end of year $ (000's)                            1,889        1,269
Investment income ratio*                                  3.12%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                         3.67%        1.42%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                       Sub-Account
                                                 ------------------------------
                                                 Total Stock Market Index Trust
                                                 ------------------------------
                                                 Year Ended     Year Ended
                                                 Dec. 31/06    Dec. 31/05 ##
                                                 ------------- ----------------
Units, end of year (000's)                            232            257
                                                   ======         ======
Unit Fair Value $                                   46.25          40.10
Assets, end of year $ (000's)                      10,735         10,323
Investment income ratio*                             1.00%          0.00%
Expense ratio lowest to highest**                    0.00%          0.00%
Total return lowest to highest***                   15.33%         11.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                                           Sub-Account
                                   --------------------------------------------------------------------------------------------
                                                                     Turner Core Growth Trust
                                   --------------------------------------------------------------------------------------------
                                     Year Ended       Year Ended        Year Ended        Year Ended           Year Ended
                                     Dec. 31/06       Dec. 31/05        Dec. 31/04        Dec. 31/03           Dec. 31/02
                                   --------------  ----------------  ----------------  ----------------  ---------------------
Units, end of year (000's)                     41                33                29                21                     19
                                   ==============  ================  ================  ================  =====================
Unit Fair Value $                  23.29 to 26.80    21.59 to 24.69    21.68 to 19.07    19.50 to 17.25         15.03 to 13.38
Assets, end of year $ (000's)                 998               736               575               356                    248
Investment income ratio*                     0.76%             0.44%             0.27%             0.25%                  0.25%
Expense ratio lowest to highest**  0.00% to 0.60%    0.00% to 0.60%    0.00% to 0.60%    0.00% to 0.60%         0.00% to 0.60%
Total return lowest to highest***  7.87% to 8.52%  13.24% to 13.91%  10.53% to 11.19%  33.79% to 34.77%  (23.78%) to (24.24 %)

                                                           Sub-Account
                                                   ----------------------------
                                                         U.S. Core Trust
                                                   ----------------------------
                                                     Year Ended    Year Ended
                                                   Dec. 31/06 (i) Dec. 31/05 ##
                                                   -------------- -------------
Units, end of year (000's)                                24              8
                                                       =====          =====
Unit Fair Value $                                      11.49          10.52
Assets, end of year $ (000's)                            271             79
Investment income ratio*                                1.79%          0.00%
Expense ratio lowest to highest**                       0.00%          0.00%
Total return lowest to highest***                       9.26%          5.19%
--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                     Sub-Account
                                               --------------------------------
                                               U.S. Global Leaders Growth Trust
                                               --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                               -------------- -----------------
Units, end of year (000's)                           9                5
                                                 =====            =====
Unit Fair Value $                                11.10            10.90
Assets, end of year $ (000's)                       95               56
Investment income ratio*                          0.00%            0.54%
Expense ratio lowest to highest**                 0.00%            0.00%
Total return lowest to highest***                 1.81%            9.03%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                     Sub-Account
                                               --------------------------------
                                               U.S. Government Securities Trust
                                               --------------------------------
                                               Year Ended      Year Ended
                                               Dec. 31/06     Dec. 31/05 ##
                                               -------------- -----------------
Units, end of year (000's)                           6                4
                                                 =====            =====
Unit Fair Value $                                12.24            11.72
Assets, end of year $ (000's)                       76               45
Investment income ratio*                          5.27%            0.00%
Expense ratio lowest to highest**                 0.00%            0.00%
Total return lowest to highest***                 4.39%            0.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                           Sub-Account
                                                     --------------------------
                                                     U.S. High Yield Bond Trust
                                                     --------------------------
                                                     Year Ended   Year Ended
                                                     Dec. 31/06  Dec. 31/05 ##
                                                     ----------- --------------
Units, end of year (000's)                                 9             7
                                                       =====         =====
Unit Fair Value $                                      11.42         10.42
Assets, end of year $ (000's)                            100            72
Investment income ratio*                                5.26%         0.00%
Expense ratio lowest to highest**                       0.00%         0.00%
Total return lowest to highest***                       9.60%         4.16%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       ------------------------
                                                         U.S. Large Cap Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  18           18
                                                         =====        =====
Unit Fair Value $                                        12.41        11.21
Assets, end of year $ (000's)                              227          198
Investment income ratio*                                  0.80%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        10.68%       12.09%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

10. Financial Highlights

                                                             Sub-Account
                                                       ------------------------
                                                           Utilities Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  33           17
                                                         =====        =====
Unit Fair Value $                                        15.17        11.57
Assets, end of year $ (000's)                              508          192
Investment income ratio*                                  2.06%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        31.06%       15.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                             Sub-Account
                                                       ------------------------
                                                             Value Trust
                                                       ------------------------
                                                       Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##
                                                       ---------- -------------
Units, end of year (000's)                                  32            4
                                                         =====        =====
Unit Fair Value $                                        13.90        11.48
Assets, end of year $ (000's)                              439           41
Investment income ratio*                                  0.47%        0.00%
Expense ratio lowest to highest**                         0.00%        0.00%
Total return lowest to highest***                        21.03%       14.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account U

---a Portfolio distributed no dividends during the period.
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***) These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     John Hancock Variable Life Account U

11. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                              Dividend Income Distribution Capital Gain Distribution          Total
                                              ---------------------------- ------------------------- -----------------------
Sub-account                                        2006           2005          2006         2005        2006        2005
-----------                                   -------------- ------------- ------------ ------------ ----------- -----------
500 Index Trust B                             $  835,946     $  283,859            --   $   832,631  $   835,946 $ 1,116,490
Active Bond Trust                              7,204,042      3,466,343            --       625,036    7,204,042   4,091,379
AIM V.I. Capital Development Series 2 Trust           --             --            --            --           --          --
AIM V.I. Premier Equity Series 1 Trust                --             --            --            --           --          --
All Asset Trust                                    9,011          5,704           180           885        9,191       6,589
All Cap Core Trust                                    81             --            --            --           81          --
All Cap Growth Trust                                  --             --            --            --           --          --
All Cap Value Trust                                  143             --         2,990            --        3,133          --
American Blue Chip Income & Growth Trust             677             --         2,084            --        2,761          --
American Bond Trust                                   --             --            --            --           --          --
American Growth Income Trust                       2,550             --           273            --        2,823          --
American Growth Trust                              3,738             --         7,938            --       11,676          --
American International Trust                       4,926             --         5,656            --       10,582          --
Blue Chip Growth Trust                           273,643             --            --            --      273,643          --
Bond Index Trust B                               435,243        173,544            --            --      435,243     173,544
Brandes International Equity Trust                21,540         16,960       129,714        67,753      151,254      84,713
Capital Appreciation Trust                            --             --        81,566            --       81,566          --
Classic Value Trust                                8,347            537        16,076         4,255       24,423       4,792
Core Bond Trust                                      269             --            --            --          269          --
Core Equity Trust                                     --             --           514            --          514          --
CSI Equity Trust                                 139,039         73,309        96,035       254,818      235,074     328,127
Dynamic Growth Trust                                  --             --            --            --           --          --
Earnings Growth Trust                                 --         13,615            --       276,866           --     290,481
Emerging Growth Trust                                 --             --        26,435            --       26,435          --
Emerging Small Company Trust                          --             --         1,817            --        1,817          --
Equity-Income Trust                              828,532             --     3,296,001            --    4,124,533          --
Fidelity VIP II Contrafund (SC) Trust                 --         15,840            --         1,440           --      17,280
Fidelity VIP II Growth (SC) Trust                     --         11,729            --            --           --      11,729
Fidelity VIP II Overseas (SC) Trust                   --          5,382            --         4,843           --      10,225
Financial Industries Trust                            --          5,512            --        36,992           --      42,504
Financial Services Trust                           7,019             --            31            --        7,050          --
Frontier Capital Appreciation Trust                   --             --       122,434       162,136      122,434     162,136
Fundamental Value Trust                               --         55,957            --       655,106           --     711,063
Fundamental Value Trust Series 0                   1,211             --         4,648            --        5,859          --
Global Allocation Trust                              169             --            --            --          169          --
Global Bond Trust                                     --        178,865            --        19,718           --     198,583
Global Bond Trust Series 0                            --             --        85,447            --       85,447          --
Global Trust                                         969             --            --            --          969          --
Growth & Income Trust                          4,017,662      1,242,766    42,406,774    31,141,509   46,424,436  32,384,275
Health Sciences Trust                                 --          1,036            --       245,555           --     246,591
Health Sciences Trust Series 0                        --             --       282,091            --      282,091          --
High Yield Bond Trust                                 --        118,117            --            --           --     118,117

                     John Hancock Variable Life Account U

11. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                               Dividend Income Distribution Capital Gain Distribution        Total
                                               ---------------------------- ------------------------- --------------------
Sub-account                                         2006           2005          2006          2005      2006       2005
-----------                                    -------------- ------------- ------------- ----------- ---------- ---------
High Yield Trust                                 386,235             --             --           --      386,235        --
Income & Value Trust                                 256             --             --           --          256        --
International Core Trust                           4,421             --         33,627           --       38,048        --
International Equity Index Trust B               402,368        408,045        393,511    2,952,493      795,879 3,360,538
International Opportunities Trust                  2,803             --         22,551           --       25,354        --
International Small Cap Trust                      2,146             --             --           --        2,146        --
International Value Trust                          3,698             --          8,689           --       12,387        --
Investment Quality Bond Trust                      3,320             --             --           --        3,320        --
Janus Aspen Global Technology (SC) Trust              --             --             --           --           --        --
Janus Aspen Worldwide Growth (SC) Trust               --             --             --           --           --        --
Large Cap Growth Trust                                --         49,104             --           --           --    49,104
Large Cap Growth Trust Series 0                   99,494             --             --           --       99,494        --
Large Cap Trust                                      168             --            968           --        1,136        --
Large Cap Value Trust                                 --        169,307             --    1,018,295           -- 1,187,602
Large Cap Value Trust Series 0                     4,349             --         70,463           --       74,812        --
Lifestyle Aggressive Trust                       187,722            240        496,956           --      684,678       240
Lifestyle Balanced Trust                         371,608          2,807        439,085           --      810,693     2,807
Lifestyle Conservative Trust                       2,757             --          1,654           --        4,411        --
Lifestyle Growth Trust                           905,214          3,990      1,027,831           --    1,933,045     3,990
Lifestyle Moderate Trust                          49,211             --         48,285           --       97,496        --
Managed Trust                                  5,365,076      2,163,892     24,014,900    7,406,145   29,379,976 9,570,037
MFS Investors Growth Stock Series (IC) Trust          --          3,371             --           --           --     3,371
MFS New Discovery Series (IC) Trust                   --             --             --           --           --        --
MFS Research Series (IC) Trust                        --          2,568             --           --           --     2,568
Mid Cap Core Trust                                 3,851             --         48,869           --       52,720        --
Mid Cap Growth Trust                                  --             --             --      790,264           --   790,264
Mid Cap Index Trust                                3,374             --         22,622           --       25,996        --
Mid Cap Stock Trust                                   --             --      1,167,401           --    1,167,401        --
Mid Cap Value Trust                                2,813             --         61,189           --       64,002        --
Mid Value Trust                                   40,564          4,962      1,025,092      177,780    1,065,656   182,742
Money Market Trust B                           3,553,447      2,220,427             --           --    3,553,447 2,220,427
Natural Resources Trust                           12,934             --        408,254           --      421,188        --
Overseas Equity Trust                            181,243         89,407        691,420      395,093      872,663   484,500
Pacific Rim Trust                                  7,109             --             --           --        7,109        --
ProFund Rising Rates Opportunity Trust                --             --             --           --           --        --
ProFund VP Basic Materials Trust                      --             --             --           --           --        --
ProFund VP Bull Trust                                 --             --             --           --           --        --
ProFund VP Energy Trust                               --             --             --           --           --        --
ProFund VP Europe 30 Trust                            --             --             --           --           --        --
ProFund VP Mid-Cap Growth Trust                       --             --             --           --           --        --
ProFund VP Mid-Cap Value Trust                        --             --             --           --           --        --
ProFund VP Money Market Trust                         --            137             --           --           --       137

                     John Hancock Variable Life Account U

11. Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                         Dividend Income Distribution Capital Gain Distribution        Total
                                         ---------------------------- ------------------------- -------------------
Sub-account                                   2006           2005          2006         2005       2006      2005
-----------                              -------------- ------------- ------------ ------------ --------- ---------
ProFund VP OTC Trust                           --             --             --           --           --        --
ProFund VP Real Estate Trust                   --            103             --           --           --       103
ProFund VP Small-Cap Growth Trust              --             --             --           --           --        --
ProFund VP Small-Cap Value Trust               --             --             --           --           --        --
ProFund VP U.S. Government Plus Trust          --             93             --           --           --        93
ProFund VP UltraBull Trust                     --             --             --           --           --        --
ProFund VP UltraMid-Cap Trust                  --             --             --           --           --        --
ProFund VP UltraOTC Trust                      --             --             --           --           --        --
ProFund VP UltraSmall-Cap Trust                --             --             --           --           --        --
ProFund VP Utilities Trust                     --             --             --           --           --        --
Quantitative All Cap Trust                    781             15          3,091           93        3,872       108
Quantitative Mid Cap Trust                     --             --        111,915           --      111,915        --
Quantitative Value Trust                      139             --          1,186           --        1,325        --
Real Estate Equity Trust                       --        313,958             --    1,902,479           -- 2,216,437
Real Estate Securities Trust              911,781             --      8,477,817           --    9,389,598        --
Real Return Bond Trust                      7,656             --          5,670           --       13,326        --
Science & Technology Trust                     --             --             --           --           --        --
Short-Term Bond Trust                     295,222        123,841             --           --      295,222   123,841
Small Cap Growth Trust                         --             --             --      639,263           --   639,263
Small Cap Index Trust                       7,604             --         38,472           --       46,076        --
Small Cap Opportunities Trust               1,944             --          6,792           --        8,736        --
Small Cap Trust                                --             --          3,442           --        3,442        --
Small Cap Value Trust                      12,596         16,427      2,027,125      134,713    2,039,721   151,140
Small Company Trust                            --             --          4,333           --        4,333        --
Small Company Value Trust                     133             --         17,307           --       17,440        --
Special Value Trust                             1             --            171           --          172        --
Strategic Bond Trust                        4,709             --             --           --        4,709        --
Strategic Income Trust                      4,226          1,796             22          109        4,248     1,905
Strategic Opportunities Trust                   5             --             --           --            5        --
Strategic Value Trust                         450             --          3,927           --        4,377        --
Total Return Bond Trust                        --         13,027             --        7,058           --    20,085
Total Return Trust                         49,520             --             --           --       49,520        --
Total Stock Market Index Trust            102,259             --         52,572           --      154,831        --
Turner Core Growth Trust                    5,859          2,937         38,489           --       44,348     2,937
U.S. Core Trust                             3,909             --         37,885           --       41,794        --
U.S. Global Leaders Growth Trust                3            100            635          772          638       872
U.S. Government Securities Trust            3,560             --             --           --        3,560        --
U.S. High Yield Bond Trust                  4,789             --             --           --        4,789        --
U.S. Large Cap Trust                        2,238             --             --           --        2,238        --
Utilities Trust                             6,707             --         34,438           --       41,145        --
Value Trust                                 1,531             --         51,899           --       53,430        --

Part C: Other Information


Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (b) Not Applicable.

     (c) (1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (2) Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9, file number 333-85284 filed with the Commission in April, 2007.

     (d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

     (e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

     (f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

     (2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

     (a) JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

     (b) JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission in April, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (j) Not applicable.

     (k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

     (l) Not applicable.

     (m) Not applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not applicable.

     (p) Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

     Powers of Attorney

     (i) Powers of Attorney for John D. DesPrezIII, James R. Boyle, Jonathan Chiel, and Warren Thomson incorporated by reference to post-effective amendment number 7 file number 333-50312 filed with the Commission on May 1, 2006.

     (ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 1, 2007


Directors
John D. DesPrez III*
James R. Boyle*
Jonathan Chiel*
Hugh McHaffie*
Lynne Patterson*
Warren A. Thomson*** ............
Officers ........................
John D. DesPrez III* ............      Chairman
James R. Boyle** ................      President
Hugh McHaffie* ..................      Senior Vice President
Jonathan Chiel * ................      Vice President
Marc Costantini* ................      Vice President
Lynne Patterson* ................      Vice President and Chief Financial Officer
Warren A. Thomson*** ............      Vice President and Chief Investment Officer-US Investments
Emanuel Alves* ..................      Vice President, Counsel and Corporate Secretary
Rosalie M. Calabraro* ...........      Assistant Secretary
Deanna Garland* .................      Assistant Secretary
Jennifer Tansey* ................      Assistant Secretary
Patricia Cassidy** ..............      Illustration Actuary
Stephen J. Blewitt *** ..........      Vice President - Investment
George H. Braun*** ..............      Vice President - Investment
Willma H. Davis*** ..............      Vice President - Investment
Peter de Vries*** ...............      Vice President
Philip W. Freiberger*** .........      Vice President - Investment
Scott S. Hartz *** ..............      Vice President - Investment
E. Kendall Hines, Jr. *** .......      Vice President - Investment
Cynthia Lacasse** ...............      Vice President
William McPadden*** .............      Vice President - Investment
Mark Newton** ...................      Vice President
Jacques Ouimet****** ............      Vice President
Phillip J. Peters*** ............      Vice President - Investment
Jonathan Porter***** ............      Vice President
Krishna Ramdial****** ...........      Vice President
Steven Mark Ray*** ..............      Vice President - Investment
Timothy A. Roseen*** ............      Vice President - Investment
Ivor Thomas*** ..................      Vice President - Investment
Richard Harris***** .............      Vice President and Appointed Actuary
Naveed Irshad ** ................      Vice President
Steven Finch ***** ..............      Vice President
Patrick Gill * ..................      Controller - Principal Appointed Officer
Kevin J. McWilliams** ...........      Assistant Treasurer

Peter S. Mitsopoulos**** .......      Assistant Treasurer
Cathy Hopkinson****** ..........      Assistant Treasurer
Steve Dunn ****** ..............      Assistant Treasurer
Benjamin O'Neill****** .........      Assistant Treasurer

---------
     * Principal business office is 601 Congress Street, Boston, MA 02110

     **Principal business office is 197 Clarendon Street, Boston, MA 02117

     ***Principal business office is 200 Clarendon Street, Boston, MA 02117

     **** Principal business office is 380 Stuart Street, Boston, MA 02116

     ***** Principal business office is 200 Bloor Street, Toronto, Canada
   M4W1E5

     ****** Principal business office is 250 Bloor Street, Toronto, Canada
   M4W1E5


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

     A list of persons directly or indirectly controlled by or under common contract with JHVLICO as of December 31, 2006 appears below:

     Subsidiary Name

     AIMV, LLC

     American Annuity Agency of Texas, Inc.

     Ameritex Insurance Services, Inc..

     Baystate Investments, LLC

     Brazilian Power Development, LLC

     CBPF Equity Holdings LLC

     CEEP Equity Holdings LLC

     Declaration Management & Research LLC

     EIF Equity Holdings LLC

     Essex Agency of Texas, Inc.

     Essex Brokerage Services, Inc.

     Essex Corporation (NY)

     Essex Corporation of

     Illinois

     Essex Holding Company, Inc.

     Frigate, LLC

     Fusion Clearing, Inc.

     Hancock Capital Management, LLC

     Hancock Forest Management Limited

     Hancock Forest Management, Inc.

     Hancock Mezzanine Investments, LLC

     Hancock Mezzanine Investments II, LLC

     Hancock Mezzanine Investments III, LLC

     Hancock Natural Resource Group Australia Pty Limited

     Hancock Natural Resource Group, Inc.

     Hancock Venture Partners, Inc.

     HVP Special Purpose Sub I, Inc.

     HVP Special Purpose Sub II, Inc.

     HVP-Russia, Inc.

     Independence

     Declaration Holdings LLC

     International Forest Investments Ltd.

     JH Networking Insurance Agency, Inc.

     JHFS One Corp.

     John Hancock Advisers LLC

     John Hancock Assignment Company

     John Hancock Energy Resources Management Inc.

     John Hancock Financial Network, Inc.

     John Hancock Funds LLC

     John Hancock Investment Management Services, LLC

     John Hancock Leasing Corporation

     John Hancock Management Company

     John Hancock Property and Casualty Holding Company

     John Hancock Real Estate Finance, Inc.

     John Hancock Realty Advisors, Inc.

     John Hancock Realty Management Inc.

     John Hancock Signature Services, Inc.

     John Hancock Subsidiaries LLC

     John Hancock Timber Resource Corporation

     John Hancock Variable Life Insurance Company

     LR Company, LLC

     LVI, LLC

     Manulife Insurance Company

     MFC Global Investment Management (

     U.S.A.

     ) LLC

     New Amsterdam Insurance Agency, Inc.

     P.T. Asuransi Jiwa John Hancock

     Indonesia

     P.T. Indras Insan Jaya Utama

     P.T. Timber Inc.

     Provident Insurance Center, Inc.

     PTPC Investor LLC

     REEF Equity Holdings LLC

     San Jacinto Insurance Agency, Inc.

     Signator Insurance Agency, Inc.

     Signator Investors, Inc.

     Signature Management Co., Ltd.

     The

     Berkeley

     Financial Group LLC

     Viking Timber Management New Zealand Limited

     Viking Timber Gerenciamento De Florestas Do Brasil
     Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.


Item 31. Principal Underwriters

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company ........................      Capacity in Which Acting
John Hancock Variable Life Separate Account S .....      Principal Underwriter
John Hancock Variable Life Separate Account U .....      Principal Underwriter
John Hancock Variable Life Separate Account V .....      Principal Underwriter
John Hancock Variable Life Separate Account UV ....      Principal Underwriter
John Hancock Variable Annuity Separate Account I ..      Principal Underwriter
John Hancock Variable Annuity Separate Account JF .      Principal Underwriter
John Hancock Variable Annuity Separate Account U ..      Principal Underwriter
John Hancock Variable Annuity Separate Account V ..      Principal Underwriter
John Hancock Variable Annuity Separate Account H ..      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ................................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ................................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ................................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.


Name                          Title
------------------------      ------------------------------------------------------------
Marc Costantini* .......      Chairman
Steve Finch**** ........      President and Chief Executive Officer
Kevin Hill * ...........      Senior Vice President, U.S. Annuities and Managed Accounts

Name                                   Title
---------------------------------      -----------------------------------------------------------
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.


Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                          JOHN HANCOCK VARIABLE LIFE

                               SEPARATE ACCOUNT U
                                  (Registrant)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                          Principal Executive Officer

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.


Signatures                            Title
/s/ Patrick Gill                      Senior Vice President and Controller
------------------------------
Patrick Gill
/s/ Lynne Patterson                   Director, Vice President and Chief Financial Officer
------------------------------
Lynne Patterson
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Jonathan Chiel
*                                     Director
------------------------------
Hugh McHaffie
*                                     Director
------------------------------
Warren A. Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                    Prospectus Supplement Dated May 1, 2007

     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO") and offering interests in John Hancock Variable Life Account U (the "Account" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.

1. The prospectus for the "Annual Premium Variable Life" product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

International Equity Index B
Blue Chip Growth
Real Estate Securities

Growth & Income
Managed

Active Bond
Money Market B

2. The prospectus for the "eVariable Life" product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Health Sciences
Small Cap Growth
Small Cap Index
Mid Cap Stock
Financial Services
International Equity Index B
Overseas Equity

Mid Cap Index
Capital Appreciation
Total Stock Market Index
Blue Chip Growth
Real Estate Securities
Mid Value
500 Index B

Equity-Income
High Yield
Global Bond
Total Return
Active Bond
Short-Term Bond
Money Market B

3. The prospectus for the "Medallion Variable Life" product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Emerging Markets Value
Small Cap Growth
Mid Cap Stock
International Equity Index B
Overseas Equity
Mid Cap Intersection
Capital Appreciation
Blue Chip Growth

Real Estate Securities
Mid Value
Growth & Income
500 Index B
Equity-Income
Managed
High Yield
Global Bond

Bond Index B
Active Bond
Short-Term Bond
Money Market B
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate

4. The prospectuses for the "Medallion Variable Universal Plus" "Medallion Variable Universal Life Edge", and Medallion Variable Universal Life Edge II" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

5. The last two tables appearing in the section entitled "Fee Tables" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

     Total Annual Portfolio Operating Expenses                Minimum   Maximum
     -----------------------------------------                -------   -------
Range of expenses, including management fees, distribution
and/or service (12b-1) fees, and other expenses                0.49%      1.49%

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                              Management        12b-1          Other            Total
Portfolio                                        Fees            Fees        Expenses      Annual Expenses
------------------------------------------   ------------      -------      ----------    ----------------
 Science & TechnologyA ...................      1.05%            0.00%         0.10%           1.15%
 Emerging Markets ValueC .................      0.96%            0.00%         0.16%           1.12%
 Pacific Rim .............................      0.80%            0.00%         0.21%           1.01%
 Health SciencesA ........................      1.05%            0.00%         0.09%           1.14%
 Emerging GrowthB ........................      0.80%            0.00%         0.69%           1.49%
 Small Cap Growth ........................      1.07%            0.00%         0.08%           1.15%
 Emerging Small CompanyD .................      0.97%            0.00%         0.06%           1.03%
 Small Cap ...............................      0.85%            0.00%         0.05%           0.90%
 Small Cap Index .........................      0.48%            0.00%         0.04%           0.52%
 Dynamic GrowthD .........................      0.90%            0.00%         0.06%           0.96%
 Mid Cap Stock ...........................      0.84%            0.00%         0.04%           0.88%
 Natural Resources .......................      1.00%            0.00%         0.06%           1.06%
 All Cap Growth ..........................      0.85%            0.00%         0.05%           0.90%
 Financial Services ......................      0.82%            0.00%         0.04%           0.86%
 International Opportunities .............      0.89%            0.00%         0.11%           1.00%
 International Small Cap .................      0.92%            0.00%         0.19%           1.11%
 International Equity Index BB/E .........      0.54%            0.00%         0.04%           0.58%
 Overseas EquityD ........................      0.99%            0.00%         0.13%           1.12%
 American InternationalF .................      0.50%            0.60%         0.08%           1.18%
 International Value .....................      0.82%            0.00%         0.11%           0.93%
 International Core ......................      0.89%            0.00%         0.10%           0.99%
 Quantitative Mid Cap ....................      0.74%            0.00%         0.13%           0.87%
 Mid Cap Index ...........................      0.48%            0.00%         0.04%           0.52%
 Mid Cap IntersectionC ...................      0.87%            0.00%         0.07%           0.94%
 GlobalB .................................      0.82%            0.00%         0.14%           0.96%
 Capital Appreciation ....................      0.75%            0.00%         0.03%           0.78%
 American GrowthF ........................      0.32%            0.60%         0.05%           0.97%
 U.S. Global Leaders Growth ..............      0.69%            0.00%         0.03%           0.72%
 Quantitative All Cap ....................      0.71%            0.00%         0.05%           0.76%

                                              Management        12b-1          Other            Total
Portfolio                                        Fees            Fees        Expenses      Annual Expenses
------------------------------------------   ------------      -------      ----------    ----------------
 All Cap Core ............................      0.78%            0.00%         0.05%           0.83%
 Total Stock Market Index ................      0.49%            0.00%         0.03%           0.52%
 Blue Chip GrowthA .......................      0.81%            0.00%         0.02%           0.83%
 U.S. Large Cap ..........................      0.83%            0.00%         0.04%           0.87%
 Core Equity .............................      0.78%            0.00%         0.05%           0.83%
 Large Cap ValueD ........................      0.82%            0.00%         0.06%           0.88%
 Classic Value ...........................      0.80%            0.00%         0.11%           0.91%
 Utilities ...............................      0.83%            0.00%         0.12%           0.95%
 Real Estate Securities ..................      0.70%            0.00%         0.03%           0.73%
 Small Cap Opportunities .................      0.99%            0.00%         0.03%           1.02%
 Small Cap Value .........................      1.06%            0.00%         0.05%           1.11%
 Small Company ValueA ....................      1.02%            0.00%         0.04%           1.06%
 Special ValueD/E ........................      0.97%            0.00%         0.07%           1.04%
 Mid ValueA ..............................      0.98%            0.00%         0.08%           1.06%
 Mid Cap Value ...........................      0.86%            0.00%         0.04%           0.90%
 Value ...................................      0.74%            0.00%         0.05%           0.79%
 All Cap Value ...........................      0.82%            0.00%         0.05%           0.87%
 Growth & Income .........................      0.67%            0.00%         0.01%           0.68%
 500 Index BB ............................      0.46%            0.00%         0.03%           0.49%
 Fundamental Value .......................      0.77%            0.00%         0.04%           0.81%
 U.S. Core ...............................      0.76%            0.00%         0.06%           0.82%
 Large CapD ..............................      0.72%            0.00%         0.04%           0.76%
 Quantitative Value ......................      0.68%            0.00%         0.05%           0.73%
 American Growth-IncomeF .................      0.27%            0.60%         0.04%           0.91%
 Equity-IncomeA ..........................      0.81%            0.00%         0.03%           0.84%
 American Blue Chip Income & GrowthF .....      0.42%            0.60%         0.05%           1.07%
 Income & Value ..........................      0.79%            0.00%         0.07%           0.86%
 Managed .................................      0.69%            0.00%         0.03%           0.72%
 PIMCO VIT All AssetG ....................      0.79%            0.25%         0.45%           1.49%
 Global Allocation .......................      0.85%            0.00%         0.13%           0.98%
 High Yield ..............................      0.66%            0.00%         0.05%           0.71%
 U.S. High Yield Bond ....................      0.73%            0.00%         0.06%           0.79%
 Strategic Bond ..........................      0.68%            0.00%         0.07%           0.75%
 Strategic Income ........................      0.71%            0.00%         0.10%           0.81%
 Global Bond .............................      0.70%            0.00%         0.10%           0.80%
 Investment Quality Bond .................      0.60%            0.00%         0.07%           0.67%
 Total Return ............................      0.70%            0.00%         0.06%           0.76%
 American BondF ..........................      0.41%            0.60%         0.04%           1.05%
 Real Return BondH .......................      0.70%            0.00%         0.07%           0.77%
 Bond Index BB ...........................      0.47%            0.00%         0.06%           0.53%
 Core Bond ...............................      0.67%            0.00%         0.12%           0.79%
 Active Bond .............................      0.60%            0.00%         0.04%           0.64%
 U.S. Government SecuritiesD .............      0.61%            0.00%         0.08%           0.69%
 Short-Term Bond .........................      0.58%            0.00%         0.04%           0.62%
 Money Market BB .........................      0.50%            0.00%         0.01%           0.51%
 Lifestyle AggressiveE ...................      0.94%            0.00%         0.02%           0.96%
 Lifestyle GrowthE .......................      0.91%            0.00%         0.01%           0.92%
 Lifestyle BalancedE .....................      0.88%            0.00%         0.01%           0.89%
 Lifestyle ModerateE .....................      0.85%            0.00%         0.02%           0.87%

                                              Management        12b-1          Other            Total
Portfolio                                        Fees            Fees        Expenses      Annual Expenses
------------------------------------------   ------------      -------      ----------    ----------------
 Lifestyle ConservativeE .................      0.82%            0.00%         0.02%           0.84%

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolio.

6. The Table of Investment Options and Investment Subadvisers is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        RCM Capital Management LLC
 Small Cap                      Independence Investments LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                 Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources              Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                 Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources              Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                  Templeton Investment Counsel,
                                     LLC
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International              Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                  Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                      MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.

 Portfolio                          Investment Description
=============================      ================================================================
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                      Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection              Seeks long-term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index*.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.

 Portfolio                       Portfolio Manager
==========================      ==================================
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                     Legg Mason Capital Management,
                                Inc.
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP
 Small Company Value            T. Rowe Price Associates, Inc.
 Special Value                   ClearBridge Advisors, LLC

 Portfolio                       Investment Description
==========================      ===============================================================
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                     Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value            Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                   Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.

 Portfolio                      Portfolio Manager
=========================      ==================================
 Mid Value                     T. Rowe Price Associates, Inc.
 Mid Cap Value                  Lord, Abbett & Co. LLC
 Value                         Van Kampen
 All Cap Value                  Lord, Abbett & Co. LLC
 Growth & Income               Independence Investments LLC
 500 Index B                    MFC Global Investment
                               Management (U.S.A.) Limited
 Fundamental Value             Davis Selected Advisers, L.P.
 U.S. Core                      Grantham, Mayo, Van Otterloo &
                               Co. LLC
 Large Cap                     UBS Global Asset Management
                               (Americas) Inc.
 Quantitative Value             MFC Global Investment
                               Management (U.S.A.) Limited
 American Growth-Income        Capital Research and Management
                               Company (adviser to the American
                               Funds Insurance Series)

 Portfolio                      Investment Description
=========================      ===============================================================
 Mid Value                     Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                               believed to be undervalued by various measures and offer
                               good prospects for capital appreciation.
 Mid Cap Value                  Seeks capital appreciation by investing, under normal
                               market conditions, at least 80% of the portfolio's net assets
                               (plus any borrowings for investment purposes) in mid-sized companies.
 Value                         Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                               with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                  Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                               ranges that the subadviser believes are undervalued.
 Growth & Income               Seeks income and long-term capital appreciation by
                               investing, under normal market conditions, primarily in a
                               diversified mix of common stocks of large U.S. companies.
 500 Index B                    Seeks to approximate the aggregate total return of a broad
                               U.S. domestic equity market index by attempting to track
                               the performance of the S&P 500 Composite Stock Price
                               Index.*
 Fundamental Value             Seeks growth of capital by investing, under normal market
                               conditions, primarily in common stocks of U.S. companies
                               with market capitalizations of at least $10 billion. The
                               portfolio may also invest in U.S. companies with smaller
                               capitalizations.
 U.S. Core                      Seeks a high total return by investing primarily in
                               investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                               characteristics similar to companies that issue stocks
                               included in the Index.
 Large Cap                     Seeks to maximize total return, consisting of capital
                               appreciation and current income, by investing, under
                               normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                               securities of U.S. large-cap companies.
 Quantitative Value             Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income        Seeks to make the shareholders' investment grow and
                               provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                               Growth-Income Fund, a series of American Funds
                               Insurance Series. The Growth-Income Fund invests
                               primarily in common stocks or other securities which
                               demonstrate the potential for appreciation and/or dividends

 Portfolio                               Portfolio Manager
==================================      ==================================
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 Managed                                 Grantham, Mayo, Van Otterloo &
                                        Co. LLC and Declaration
                                        Management & Research LLC
 PIMCO VIT All Asset Portfolio          Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                       UBS Global Asset Management
                                        (Americas) Inc.
 High Yield                             Western Asset Management
                                        Company
 U.S. High Yield Bond                    Wells Capital Management,
                                        Incorporated
 Strategic Bond                         Western Asset Management
                                        Company
 Strategic Income                        MFC Global Investment
                                        Management (U.S.) LLC

 Portfolio                               Investment Description
==================================      ===============================================================
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                 Seeks income and long-term capital appreciation by
                                        investing primarily in a diversified mix of common stocks
                                        of large U.S. companies and bonds with an overall
                                        intermediate term average maturity.
 PIMCO VIT All Asset Portfolio          The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                       Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                    Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                         Seeks a high level of total return consistent with
                                        preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income                        Seeks a high level of current income by investing, under
                                        normal market conditions, primarily in foreign government
                                        and corporate debt securities from developed and emerging
                                        markets, U.S. Government and agency securities, and U.S.
                                        high yield bonds.

 Portfolio                          Portfolio Manager
=============================      ==================================
 Global Bond                       Pacific Investment Management
                                   Company, LLC
 Investment Quality Bond            Wellington Management Company,
                                   LLP
 Total Return                      Pacific Investment Management
                                   Company, LLC
 American Bond                      Capital Research and Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 Real Return Bond                  Pacific Investment Management
                                   Company, LLC
 Bond Index B                       Declaration Management &
                                   Research LLC
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Investment Management (U.S.),
                                   LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Short-Term Bond                    Declaration Management &
                                   Research LLC

 Portfolio                          Investment Description
=============================      ===============================================================
 Global Bond                       Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                   may be denominated in non-U.S. currencies or in U.S.
                                   dollars.
 Investment Quality Bond            Seeks a high level of current income consistent with the
                                   maintenance of principal and liquidity, by investing in a
                                   diversified portfolio of investment grade bonds.
                                   Investments will tend to focus on corporate bonds and U.S.
                                   Government bonds with intermediate to longer term
                                   maturities.
 Total Return                      Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing, under normal market
                                   conditions, at least 65% of the portfolio's assets in a
                                   diversified portfolio of fixed income securities of varying maturities.
 American Bond                      Seeks to maximize current income and preserve capital by
                                   investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                   Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                  Seeks maximum return, consistent with preservation of
                                   capital and prudent investment management, by investing,
                                   under normal market conditions, at least 80% of its net
                                   assets in inflation-indexed bonds of varying maturities
                                   issued by the U.S. and non-U.S. governments and by
                                   corporations.
 Bond Index B                       Seeks to track the performance of the Lehman Brothers
                                   Aggregate Index** (which represents the U.S. investment
                                   grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                    Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                      Portfolio Manager
=========================      =============================
 Money Market B                MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Aggressive           MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Growth              MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Balanced             MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Moderate            MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Conservative         MFC Global Investment
                               Management (U.S.A.) Limited

 Portfolio                      Investment Description
=========================      =============================================================
 Money Market B                Seeks maximum current income consistent with
                               preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive           Seeks to provide long-term growth of capital (current
                               income is not a consideration) by investing 100% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in equity securities.
 Lifestyle Growth              Seeks to provide long-term growth of capital with
                               consideration also given to current income by investing
                               approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 80% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.
 Lifestyle Balanced             Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 60% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Moderate            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 40% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Conservative         Seeks to provide a high level of current income with some
                               consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 20% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.

* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

Insert the following disclosure to the section of the prospectus entitled "Transfers of existing account value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described in your prospectus if violations of their frequent trading policy are discovered.

The disclosure in the first paragraph under the section of the prospectus entitled "When we pay policy proceeds - - General" is deleted and the following substituted in its place.

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

The disclosure under the section of the prospectus entitled "Distribution of policies" is deleted and the following substituted in its place.

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, JHVLICO pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

The disclosure under the section of the prospectus entitled "Tax considerations" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

..    First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

..    Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

..    Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     .    is made on or after the date on which the policy owner attains age
          591/2;

     .    is attributable to the policy owner becoming disabled; or

     . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.